UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Fidelity National Information Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026

Proxy Statement

Notice of Annual Meeting of Shareholders

To be held June 10, 2026

Documents that are referred to in this proxy statement or that are hyperlinked in the electronic version of this proxy statement are not incorporated by reference herein and should not be considered to be part of this proxy statement.

2026 Proxy Statement	1
To Our Valued
Shareholders
In 2025, FIS achieved meaningful strategic, operational
and financial accomplishments. 2025 was also a year
marked by the acceleration in technological advancements
in our industry, with FIS at the forefront, remaining
steadfast in its focus and execution. Under the leadership
of our CEO, Stephanie Ferris, we continued to prioritize
our commitment to our clients, executed on our strategy
and met or exceeded our expected financial outcomes.
We are at an inflection point within the financial services
industry, and we believe FIS is uniquely situated to
capitalize on this moment. We have proprietary data sets
spanning the entire money lifecycle, long-standing
relationships with institutions, and a highly specialized
regulatory and compliance infrastructure and expertise
that took decades to build and cannot be replicated
quickly. We are also focused on disciplined investment in
our proprietary Data and AI, growing our data moat every
day and delivering differentiated value for our clients. As
we continue executing on our strategy in 2026, I remain
confident in management’s strategy and execution, the
growth of the financial services industry, and AI’s potential to serve as a strategic accelerant for FIS.
We achieved a number of strategic milestones this past year
that position FIS well for the future. We are particularly proud of our acquisition of Global Payments’ Issuer Solutions
business and the simultaneous sale of our remaining equity
interest in Worldpay. The transaction meaningfully enhanced
FIS’ strategic and financial profile and replaced our non-cash generating minority stake in Worldpay with a growing stream
of high-margin recurring revenue and cash flows. It also
immediately created client value with the launch of the
industry’s first AI transaction platform supporting agentic
commerce shortly after the closing.
The Board has strong conviction that FIS’ strategy will
drive significant returns to shareholders. To underscore
our focus on motivating and incentivizing executives to
generate strong total shareholder return (TSR), the
Compensation Committee approved a change to the 2026
long-term incentive program: we are broadening TSR as a
key performance metric to include all of the CEO’s direct
reports. This enhancement to the compensation program
further strengthens the link between executive
compensation and the shareholder experience. In 2025,
94.5% of our CEO’s total target compensation was at risk
based on performance goals and changes in stock price,
and approximately 66% of her long-term incentive
compensation was performance-based.
Our Board has a comprehensive set of skills and expertise
to oversee our continued transformation journey,
supported by robust refreshment practices to further
enhance our oversight capabilities. Earlier this year, we
welcomed Anil Chakravarthy to our Board as an
independent director. Anil is an accomplished technology
leader with deep experience in enterprise software, cloud
transformation and AI-powered enterprise solutions,
currently serving as President, Customer Experience
Orchestration Business at Adobe. His track record of
driving AI transformation at scale and his extensive
experience in SaaS and data management are invaluable
to FIS as we continue to advance financial technology
innovation and deliver exceptional value to our clients. We
would also like to thank Mark Benjamin who will be retiring
from the Board as of the 2026 Annual Meeting for his
many contributions and invaluable expertise provided.
The Board and I are incredibly proud of FIS’
accomplishments and management’s strong execution this
past year. Their efforts enabled us to enter 2026 with
positive momentum as we execute on our strategy as a
technology company at the forefront of financial services
innovation. We are excited for the future as we continue to
drive sustainable, profitable growth on a foundation of
commercial and operational excellence, product
leadership and strategic client partnerships.
Thank you for your continued support and investment in
FIS and the tremendous team behind it.
Sincerely,

Jeffrey A. Goldstein Chair of the Board of Directors

2	FIS Global
To Our Valued Shareholders
Notice of Annual Meeting
of Shareholders
Items of Business

1	Election of Directors To elect the nine members of the Board of Directors named in the proxy statement to serve until the 2027 annual meeting of shareholders	“FOR” each director nominee

2	Advisory Vote on Executive Compensation To approve, on an advisory and non-binding basis, the compensation of our named executive officers	“FOR”

3	Ratification of Independent Registered Public Accounting Firm To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026	“FOR”

Due to the greater access that it provides to our shareholders, the Board of Directors has directed that the 2026 Annual Meeting be held as a “virtual meeting” via the internet. We have designed the format of the Annual Meeting to provide shareholders with the same ability to participate as they would have at an in-person meeting.
The Board of Directors has set April 13, 2026 as the record date for the meeting. This means that owners of Fidelity National Information Services, Inc. common stock at the close of business on that date are entitled to:
•receive notice of the meeting; and
•vote at the meeting and any adjournments or postponements of the meeting.
All shareholders are cordially invited to attend the virtual annual meeting. Whether or not you plan to attend the annual meeting, please read these proxy materials and cast your vote on the matters that will be presented at the meeting.
You may vote your shares through the internet, by telephone, by mailing the enclosed proxy card or by attending the virtual meeting. Voting instructions are described under the question “How do I vote?” on page 98 of the proxy statement.
Sincerely,
Caroline Tsai
Corporate Secretary

DATE AND TIME Wednesday, June 10, 2026 10:00 a.m., Eastern Time VIRTUAL ANNUAL MEETING SITE www.virtualshareholdermeeting. com/FIS2026

How to Vote by Proxy
INTERNET
using a unique password printed on
your proxy card and following the
instructions on the proxy card
MAIL
using the enclosed proxy card and
return envelope
TELEPHONE
using the telephone number printed
on the proxy card and following the
instructions on the proxy card
Even if you expect to join the virtual
annual meeting, please vote by
proxy to ensure that your shares
will be represented.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JUNE 10, 2026: The Notice of Annual Meeting, Proxy Statement and Annual Report on
Form 10-K for the year ended December 31, 2025 are available at www.proxyvote.com

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Fidelity National Information Services, Inc., a Georgia
corporation (the “Company” or “FIS”), for use at the Annual Meeting of Shareholders to be held on June 10, 2026, at 10:00 a.m.
Eastern Time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held virtually at www.virtualshareholdermeeting.com/FIS2026.
It is anticipated that such proxy, together with this proxy statement, will be first mailed on or about April 28, 2026, to all shareholders entitled to vote at the meeting.

2026 Proxy Statement	3
Table of Contents

FIS at a Glance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4
Voting Roadmap . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7
Proxy Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8

PROPOSAL 1 Election of Directors	17

Nominees for Election as Director . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19
Board Oversight . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28
Our 2026 Shareholder Engagement Program . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35
Contacting the Board . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35
Board Leadership Structure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35
Director Independence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36
Committees of the Board . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36
Director Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	42

PROPOSAL 2 Advisory Vote on Executive Compensation	45

Certain Information About Our Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	46
Compensation Discussion and Analysis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48
Executive Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48
2025 Performance Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51
Compensation Governance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	52
2025 Say-On-Pay Vote and Shareholder Engagement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53
Compensation Philosophy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53
Compensation Objectives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53
Establishing Executive Compensation Levels . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	54
Independence of the Compensation Consultant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	56
Compensation Elements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	57
2025 Total Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	58
Compensation Process . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	58
Compensation Committee Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	71
Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	72
2025 Summary Compensation Table . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	72
2025 Grants of Plan-Based Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	73
Narrative Discussion for Summary Compensation Table and Grants of Plan-Based Awards Table . . . . . . . . . . . . . . . . . . . . . . . . . . .	74
2025 Outstanding Equity Awards at Fiscal Year-end . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	75
2025 Option Exercises and Stock Vested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	76
2025 Nonqualified Deferred Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	76
Potential Payments Upon Termination or Change in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	77
Compensation Risk Assessment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82
CEO Pay Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82
Pay Versus Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82

PROPOSAL 3 Ratification of Independent Registered Public Accounting Firm	89

Ratification of KPMG as the Company’s Independent Registered Public Accounting Firm . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90
Principal Accounting Fees and Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90
Approval of Accountants’ Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90
Report of the Audit Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91
Security Ownership of Certain Beneficial Owners, Directors and Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	92
Securities Authorized for Issuance Under Equity Compensation Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	94
Delinquent Section 16(a) Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	94
Shareholder Nominations for Board Membership and Other Proposals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	95
Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	96
Available Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	96
Frequently Asked Questions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	96

4	FIS Global
FIS at a Glance
FIS is a financial technology company providing solutions to financial institutions, businesses, and developers. We unlock financial technology across the money lifecycle underpinning the world’s financial system. Our colleagues are dedicated to advancing the way the world pays, banks and invests, helping our clients confidently run, grow, and protect their businesses. Our expertise comes from decades of experience helping financial institutions and businesses of all sizes transform to meet the needs of their customers. Headquartered in Jacksonville, Florida, FIS is a member of the Fortune
500® and the Standard & Poor’s 500® Index.
Our Strategic Differentiators
Our mission is to deliver superior technology solutions to our clients and to expand our client base to generate sustained revenue and earnings growth for our shareholders. Our strategy to achieve this goal is built on the following unique differentiators:

1		2		3
	A Scaled Technology Leader		With Global Distribution & Marquee Set Of Clients		Delivering Broad Suite Of Best-of-Breed Solutions

•A Scaled Technology Leader: Our technology underpins the world's financial system, powering the global economy by moving money seamlessly across continents and time zones across the entire money lifecycle. At any given moment, money is either at rest in deposit accounts and ledger systems, in motion in credit and debit accounts, card networks, treasury & risk systems and in real-time or ACH payments, or it's being put to work by asset managers who are trading and lending. After the acquisition of the Issuer Solutions business, FIS is the only fintech provider that operates across the full spectrum of this lifecycle — managing approximately 190 million deposit and wealth management accounts, powering 1.1 billion payments accounts, and processing more than 70 billion transactions annually. Behind every transaction is a complex chain of financial activities that must be done instantly and securely, and at every point our clients need to know those transactions are supported with the highest levels of security, reliability, and regulatory compliance. In an AI-driven marketplace, the moats that matter most are systems of record with deep integration into regulated workflows, decades of accumulated proprietary data, and enterprise-grade governance and auditability — infrastructure that took decades to build and cannot be replicated quickly. That is precisely what FIS’ scaled technology offers.
•Global Distribution & Marquee Set of Clients: We serve a marquee set of clients across a geographic footprint spanning six continents. Our global reach is a key competitive advantage. Not only do we have scaled technology, we also own and operate our own global distribution network, including a force of over 1,500 sales & relationship managers serving clients in more than 75 countries and 26,000 talented technologists leveraging cloud operations to deliver technology and support our worldwide client base. Our clients range from large banks and financial institutions to community and regional financial institutions and other businesses. That breadth is proving out at the highest levels of the market: with bank M&A up approximately 30% in 2025, FIS was on the winning side of most major transactions, with renewal win rates with large financial institutions exceeding 90%. One large bank CEO publicly cited FIS as the most scalable platform to help consolidate acquisitions and grow their business — a testament to the trust our clients place in our global distribution model and the depth of our client relationships.

2026 Proxy Statement	5
FIS at a Glance
•Delivering a Broad Suite of Best-of-Breed Solutions: Changing market dynamics, particularly in the areas of AI, digital delivery, information security, and regulation, are transforming the way our clients operate, driving incremental demand for our integrated solutions built around our intellectual property. We invest in our solution portfolio through internal software development as well as acquisitions, equity investments, and partnerships that complement and extend our existing capabilities. Our $13.5 billion acquisition of the Issuer Solutions business from Global Payments established FIS as the market leader in end-to-end credit and debit processing; our acquisitions of Amount, Dragonfly,
Droit, and Demica further expanded our capabilities in digital account opening, capital markets compliance, and supply chain finance. Beyond acquisitions, we are bringing differentiated innovation to market through Agentic
Commerce — the industry's first end-to-end AI transaction platform — alongside Money Movement Hub and Smart
Basket. The results are showing up in our numbers: in 2025, recurring ACV sales for our highest-growth solutions delivered Digital up 123%, Payments up 70%, and Lending up 62%, demonstrating the power of a broad, best-of-breed portfolio to capture demand across the money lifecycle.
•Allocate Our Capital and Resources with Discipline. As we make decisions with respect to our solution ecosystem — building, buying, or partnering — we prioritize the allocation of capital and other resources to the opportunities providing the highest client benefit, growth potential, and shareholder value creation opportunity. We also continually review our portfolio of assets and businesses to assess their fit with our strategy and will, from time to time, decide to wind down or divest businesses to redeploy capital to our areas of strategic focus. Through our Future
Forward business improvement program, we have tightened our strategic focus, shifted capital toward higher-value technology, and transformed our cost base — while quadrupling our investment in Data and AI transformation to build the domain-specific capabilities that will define the next era of financial services. The financial discipline behind these choices is reflected in our results: we generated $1.6 billion in free cash flow in 2025 while returning $2.1 billion to shareholders through dividends and share repurchases above our original capital return guidance.
2025 Performance Highlights
2025 was a year of strong performance for FIS. Our financial results met or exceeded the expectations for the key measures that we communicated to investors at the beginning of the year and we reached agreements to acquire the FIS Total IssuingTM Solutions business and to sell our remaining equity interest in Worldpay (these transactions were completed in early 2026), monetizing our noncash-generating Worldpay stake while meaningfully improving the company’s cash flow profile.

FINANCIAL RESULTS MET OR EXCEEDED GUIDANCE	ACQUISITION OF FIS TOTAL ISSUING SOLUTIONS BUSINESS AND SALE OF REMAINING WORLDPAY INTEREST

•Revenue growth of 5%; Adjusted revenue growth*
accelerated to 5.8%, above top end of guidance range
•Net income attributable to FIS from continuing
operations of $382 million; Adjusted EBITDA* of
$4.331 billion, at top end of guidance range
•Diluted earnings per share of $0.73; Adjusted EPS*
of $5.75 (10.2% growth), at midpoint of guidance range
•Net cash provided by operating activities was $2.6
billion; Adjusted free cash flow* conversion of 88%,
above top end of guidance range

•Acquisition brings modern product roadmap and a
strong presence serving large financial institutions
•With the acquisition, FIS now operates the most
comprehensive data set in the industry, enabling
differentiated insights and unlocking new AI-driven
capabilities and platform innovation
•Acquisition projected to be slightly accretive in the
first year
•Proceeds from Worldpay minority interest sale were
redeployed into cash-generating assets

*Adjusted Revenue, Adjusted EBITDA and Adjusted EPS are financial measures that are not calculated in accordance with GAAP. Adjusted free cash flow conversion is a ratio calculated as the quotient of two financial measures that are not calculated in accordance with GAAP. Please see Appendix A for reconciliations of these measures to the most directly comparable GAAP measures.

6	FIS Global
FIS at a Glance
We are proud of the operating and financial performance we continued to achieve and deliver in 2025, in spite of broader industry disruption which has weighed on share price performance. As the system of record at the heart of global financial institutions, we hold the industry’s most comprehensive data set, maintain long-standing and deeply-embedded relationships, and operate a highly specialized regulatory and compliance infrastructure that would be very difficult to replicate — all of which positions us uniquely to deliver differentiated AI solutions.
For more complete information regarding our 2025 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2025 (“2025 Annual Report”) that was filed with the Securities and Exchange Commission
(the “SEC”) on February 24, 2026.
FIS by the Numbers

14K+ Clients	95% of the World’s Leading Banks	$16T+ Financial Assets on Platforms	75+ Countries with client presence	>53K Employees

70B+ Transactions Processed Annually	$8T Assets Serviced	90%+ Workloads on Cloud	70% of Top 100 Insurance Firms	$50T AUM of Traditional Asset Managers
Who FIS Serves

Financial Institutions	Financial institutions can build their transformation on the absolute performance of our financial technology solutions, backed by reliable banking and proven payments infrastructure.

FinTech	Our fintech clients have the vision; we enable fintech innovators to build game-changing solutions and platforms to make their mark on the financial landscape.

Governments
We empower government agencies to defend themselves and vulnerable residents from fraud, find efficiencies with leading-edge infrastructure and build trust with strong data security measures – all provided by FIS.

Insurance	With digital insurance software solutions, FIS helps innovative insurers do more for their policyholders, better protect their business and outpace their competitors.

Securities & Investments	With powerful asset management technology, investment banking technology and broker-dealer software, FIS helps buy- and sell-side firms turn change to their advantage.

2026 Proxy Statement	7
Voting Roadmap

PROPOSAL 1
Election of Directors

Our business is managed under the direction and oversight of our Board. Our proposed nominees for election to the Board consist of eight non-employee directors and one management director. Each member of our Board is elected annually for a one-year term.

The Board recommends that the shareholders vote FOR each director nominee.	See page 17

PROPOSAL 2
Advisory Vote on Executive Compensation

We hold a non-binding advisory “say on pay” vote every year, pursuant to Section 14A of the Securities Exchange
Act of 1934, as amended (the “Exchange Act”). Our executive compensation practices and processes, overseen by the Compensation Committee of our Board, align our executives' compensation with our performance and promote long-term value creation. At our 2025 shareholders’ meeting, this proposal received support from 93.6%
of the shares voted.

The Board recommends that the shareholders vote FOR this proposal.	See page 45

PROPOSAL 3
Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm

Although shareholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of KPMG LLP (“KPMG”) to our shareholders for ratification.

The Board recommends that the shareholders vote FOR this proposal.	See page 89

8	FIS Global
Proxy Summary

2026 Annual Meeting of Shareholders
Date and Time:	June 10, 2026, at 10:00 a.m. Eastern Time
Virtual Meeting Site:	www.virtualshareholdermeeting.com/FIS2026

Our 2026 annual meeting of shareholders will be held in a virtual meeting format only with no physical location. Shareholders who held shares as of the record date may attend the meeting by logging in at www.virtualshareholdermeeting.com/FIS2026 using the 16-digit control number included on the proxy card or notice and access card.

Record Date:	April 13, 2026

PROPOSAL 1
Election of Directors

The Board recommends a vote FOR each director nominee.	See page 17
Director Nominee Attributes

BOARD INDEPENDENCE

5 of our director nominees have joined the Board in the past 5 years

FIS maintains a rigorous director selection and evaluation process which supports the Company’s long-term growth strategy and which factors in diversity of experience, skills and background. Although the Board remains confident in its current composition, it continually seeks to identify new director candidates that enhance the skills and experience of the
Board as a whole and support the Company’s evolving business strategy.

2026 Proxy Statement	9
Proxy Summary
Board Expertise & Experience
The collective skills and experience of our director nominees are broad and support each of the pillars of our long-term growth strategy. The following lists identify those competencies and skills critical to the success of FIS.
Core Competencies

EXECUTIVE LEADERSHIP	ENTERPRISE RISK MANAGEMENT / INFORMATION SECURITY

GLOBAL BUSINESS EXPERIENCE	MERGERS AND ACQUISITIONS / CAPITAL ALLOCATION

FINANCIAL EXPERTISE	GOVERNMENT AND REGULATORY

PUBLIC COMPANY BOARD EXPERIENCE	SUSTAINABILITY

HUMAN CAPITAL MANAGEMENT
Strategic Skills and Experiences for our Evolving Strategy

TECHNOLOGY	BANKING OR FINANCIAL SERVICES

BUSINESS TRANSFORMATION	DIGITAL TRANSFORMATION

FINANCIAL TECHNOLOGY

10	FIS Global
Proxy Summary
Board of Directors
Nominees for Election as Directors

Name		Age	Director Since	Board Committees	Principal Occupation	Other Public Company Boards

	Jeffrey A. Goldstein	70	2020	CC CGNSC EC	Former Under Secretary of the Treasury for Domestic Finance and Counselor to the Secretary of the Treasury	1

	Stephanie L. Ferris	52	2022	EC	Chief Executive Officer and President, FIS	None

	Nicole M. Anasenes	52	2024	AC RTC EC	Former SVP and CFO, Ansys, Inc.	1

	Anil Chakravarthy	58	2026	AC RTC	President, Customer Experience Orchestration Business, Adobe	None

	Kourtney K. Gibson	44	2024	AC RTC	CEO, Retirement Solutions, TIAA	1

	Lisa A. Hook	68	2019	RTC AC EC	Former President and CEO, NeuStar, Inc.	3

	Kenneth T. Lamneck	71	2022	CC CGNSC EC	Former CEO, Insight Enterprises, Inc.	2

	Gary L. Lauer	73	2019	CC CGNSC EC	Executive Director and Co-Founder, Eminent Series Group	None

	James B. Stallings, Jr.	70	2013	CC CGNSC	CEO, PS27 Ventures, LLC	1

	Independent	CC	Compensation Committee
	Chair	CGNSC	Corporate Governance, Nominating and Sustainability Committee
AC	Audit Committee	RTC	Risk and Technology Committee
EC	Executive Committee

2026 Proxy Statement	11
Proxy Summary
Governance Policies and Practices Snapshot
In addition to a highly qualified, independent Board, we are committed to maintaining a corporate governance structure that provides strong oversight across FIS and promotes long-term shareholder value creation. Some key highlights of our
Board and governance practices are set forth below:

Topic	Practice

Shareholder Accountability	•Annual election of directors with majority vote standard for uncontested elections •Majority vote standard for charter and bylaw amendments •Annual say-on-pay vote

Board Refreshment
•Five out of nine directors standing for election were appointed in the last five years
•Robust director succession planning with focus on Board candidates with strategically important expertise and diverse experience, skills, and background
•Regular rotation of Board committee assignments
•Mandatory director retirement age of 75

Director Independence and Commitment
•Independent Board Chair
•Eight out of nine director nominees are independent
•Board committees comprised entirely of independent directors
•Director time commitment policy for service on outside public Boards
•Directors required to seek approval prior to joining any additional for-profit company
Board or audit committee, whether public or private
•Each director attended more than 89% of all Board and committee meetings

Executive Sessions	•Independent directors meet regularly without management

Shareholder Rights	•One class of capital stock, with one vote per share •Proxy access

Sustainability	•Board-level oversight of sustainability initiatives through the Corporate Governance, Nominating and Sustainability Committee •Independent limited assurance of select sustainability metrics

Executive and Director Stock Ownership	•Robust stock ownership guidelines for executive officers and directors •All executives and directors own FIS stock or restricted stock units

Board Self-Evaluations	•Annual Board and committee self-evaluations •Comprehensive new director onboarding program •Formalized director continuing education program

Shareholder Engagement	•Formal annual Board-led shareholder engagement program with director participation, overseen by the Corporate Governance, Nominating and Sustainability Committee

Risk Oversight
•Regular review of the Company’s risk profile, including risks associated with cybersecurity, human capital management, climate change and severe weather events
•Risk and Technology Committee oversees Enterprise Risk Management (ERM)

12	FIS Global
Proxy Summary
Shareholder Engagement
FIS believes that engagement with our shareholders is critical for delivering sustainable, long-term value and ensuring that our Board and management understand shareholder priorities and work to address them effectively. As such, we maintain an ongoing, proactive engagement program with participation by independent directors, which is overseen by our Board’s
Corporate Governance, Nominating and Sustainability Committee.
The feedback received through these engagements is shared with the Board on a regular basis and enables our Board to consider a broad range of perspectives in boardroom discussions. Many of the changes to our compensation, governance and sustainability programs implemented over the last several years have been informed by views and insights gathered through our shareholder engagement program.
In early 2026, we offered engagement meetings to shareholders owning, in the aggregate, over 40% of our outstanding shares, and members of our management team and our Independent Chair met with all shareholders who accepted our offer to engage. Many of the shareholders to whom we offered engagement meetings replied that they had no concerns or questions that they wanted to discuss.

Topics discussed during our engagement program over the last year:

•Our execution on our strategic vision to unlock financial technology to the world across the money lifecycle
•Our progress in refocusing and simplifying our business, improving client centricity, deploying AI, and strengthening our financial position, including through the acquisition of the FIS Total Issuing Solutions business and the sale of our remaining equity interest in Worldpay to Global Payments
•Board composition, including the appointment of three new independent directors since 2024
•Board oversight of key subject areas, including strategy, capital allocation, AI and succession planning
•Our executive compensation program philosophy and structure, and adjustments we made to the program in 2025

Our shareholders were supportive of the Company’s transformation plan and the progress made to date. This feedback was shared with our executive management team and the Board for incorporation into their decision-making processes.

2026 Proxy Statement	13
Proxy Summary

PROPOSAL 2
Advisory Vote on Executive Compensation

The Board recommends that the shareholders vote FOR this proposal.	See page 45
2025 Compensation Highlights
In 2025, we continued to advance our strategic transformation, and we met or exceeded all of our financial targets communicated to investors at the beginning of the year.
•We sharpened our focus and strengthened our financial position by reaching agreements to acquire the Issuer
Solutions business (which has been rebranded as FIS Total Issuing Solutions) from Global Payments and to sell our remaining equity interest in Worldpay.
•We achieved or exceeded our guidance for all key financial metrics, including Adjusted Revenue Growth, Adjusted
EBITDA, Adjusted EPS Growth, and Adjusted free cash flow conversion.
•We made significant strides to drive commercial excellence across the enterprise and refocus sales on key growth vectors, which we believe will position us for improved performance in the future.
We are proud of the operating and financial performance we continued to achieve and deliver in 2025, in spite of broader industry disruption which has weighed on share price performance. As the system of record at the heart of global financial institutions, we hold the industry’s most comprehensive data set, maintain long-standing and deeply-
embedded relationships, and operate a highly specialized regulatory and compliance infrastructure that would be very difficult to replicate — all of which positions us uniquely to deliver differentiated AI solutions.
Our compensation programs are working as designed to align realized compensation with shareholders’
experience. Our CEO’s realized compensation has significantly trailed her target compensation.
•The 2023 PSUs paid out at 50% of target number of shares (and 40.2% of target value) based on relative TSR performance, while premium-priced stock options awarded in 2023 are currently out of the money.
•The 2024 and 2025 PSUs are subject to a relative TSR modifier applied at the end of the three-year performance period.
Our CEO’s pay mix is heavily weighted toward performance-based and at-risk elements. Long-term equity incentive awards represented 82% of the CEO's total target compensation, and 65% of her total long-term equity incentive award was in the form of PSUs. 94.5% of the CEO’s total target compensation was at risk based on performance goals and changes in stock price.
The CEO’s total target 2025 compensation opportunity reflects her strong performance and the extensive effort needed to lead the Company’s strategic transformation. Our Compensation Committee firmly believes that Ms. Ferris is the right person to lead our ongoing transformation. When deciding the CEO’s total target compensation opportunity for
2025, the Compensation Committee recognized her strong performance, the significant progress made by the Company in its strategic transformation, the extensive effort required to lead the continuing transformation and the need to incentivize long-term value creation for our shareholders. The Compensation Committee also believed that it was important for the large majority of Ms. Ferris’ compensation increase to be in the form of long-term incentive compensation, in order to incentivize long-term value creation and to enhance retention. Accordingly, 88% of the 2025 increase in Ms. Ferris’ total target compensation opportunity was in the form of equity compensation (of which 65% is linked to long-term performance goals), reinforcing the link between compensation, long-term performance and the shareholder experience. As a result, Ms. Ferris will achieve realized compensation above the peer group median only if the Company’s performance objectives are met or exceeded.

14	FIS Global
Proxy Summary

Compensation Program Design and Results

Annual Incentive Program
•The Compensation Committee made modest
adjustments to the performance measures
and weightings to align with key value drivers
for the third year of our strategic transformation.
Changes include:
▪Added Adjusted EPS as an additional financial
performance metric in order to further increase
the focus on attaining profitability objectives.
▪Increased the aggregate weighting of financial
performance metrics to reflect the greater
importance of financial performance
improvement to the Company at this stage
of our transformation.
•Financial targets were consistent with the
Company’s guidance to investors and reflected
strategic priorities tied to the Company’s
transformation goals.
Results:
•Results for key financial metrics all met or
exceeded our guidance communicated to
investors at the beginning of the year.
Program consisted of:

Long-Term Incentive Program
•Program consisted of:
▪65% performance stock units (“PSUs”) / 35% time-based restricted stock units (“RSUs”) for CEO and CFO
▪50% PSUs / 50% RSUs for other NEOs
•2025 PSU grants utilized a three-year vesting period with cliff vesting after year three, and used Adjusted
Revenue Growth and Adjusted EPS Growth as the two equally weighted financial performance measures.
▪Adjusted Revenue Growth and Adjusted EPS Growth are measured annually against annual growth targets that were set at the start of the performance period. These metrics were selected to help ensure alignment with the shareholder expectation for financial performance and our long-range strategic plans at the time of grant.
▪The PSUs are also subject to a single, cumulative three-year relative TSR (rTSR) modifier, which can influence the quantity of earned shares +/- 25%, if performance ranks above the 75th percentile or below the 25th percentile of the S&P 500 Index over the three-year performance period.
Results:
•Consistent with the shareholder experience, the 2023 PSUs paid out at 50% of the target number of shares based on our rTSR compared to the S&P 500 Index over the three-year performance period
(2023-2025), reflecting the threshold level of performance.
•The 2024 PSUs were earned at 200% of target for the 2025 measurement period (subject to the three-year
+/- rTSR modifier for the CEO and CFO) based on Revenue growth and EPS growth.
•In fiscal 2025, the 2025 PSUs were earned at 117% of target for the 2025 measurement period (subject to the three-year +/- rTSR modifier) based on Revenue growth and EPS growth.
•The value of the earned amount under the 2025 and 2024 PSUs will remain subject to market risk based on changes in our stock price until the earned shares are paid out (based on continued service) in the first quarters of 2028 and 2027, respectively.

2026 Proxy Statement	15
Proxy Summary

PROPOSAL 3
Ratification of Independent Registered Public Accounting Firm

The Board recommends that the shareholders vote FOR this proposal.	See page 89
Ratification of KPMG as the Company’s Independent
Registered Public Accounting Firm
Although shareholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of KPMG to our shareholders for ratification. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our shareholders.
If our shareholders do not ratify the Audit Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
In choosing our independent registered public accounting firm, our Audit Committee conducts a comprehensive review of the qualifications of those individuals who will lead and serve on the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm. The review also includes matters required to be considered under the SEC rules on “Auditor Independence,” including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants.
Representatives of KPMG are expected to be present at the annual meeting. These representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Principal Accounting Fees and Services
The Audit Committee engaged KPMG to audit the consolidated financial statements of the Company for the 2025 fiscal year. For services rendered to us during or in connection with our fiscal years ended December 31, 2025 and 2024, we were billed the following fees by KPMG:

	2025	2024
Audit Fees(1)	$11,883,995	$12,253,934
Audit-Related Fees(2)	$337,434	$315,351
Tax Fees(3)	$2,385,629	$1,870,201
All Other Fees(4)	$275,207	$475,002
(1)Audit fees consisted of fees for the audits, registration statements and other filings related to the Company’s 2025 and 2024 financial statements, and audits of the Company’s subsidiaries required for regulatory reporting purposes, including billings for out-of-pocket expenses incurred.
(2)Audit-related fees in 2025 and 2024 consisted primarily of fees for various assurance reports.
(3)Tax fees in 2025 and 2024 consisted principally of fees for tax compliance, tax planning and tax advice.
(4)Other non-audit permitted services associated with various initiatives by the Company.
Approval of Accountants’ Services
In accordance with the requirements of the Sarbanes-Oxley Act of 2002, all audit and audit-related work and all non-audit work performed by KPMG is approved in advance by the Audit Committee. The Audit Committee has adopted policies and procedures for pre-approving work performed by KPMG. Specifically, the Audit Committee has pre-approved the use of
KPMG for specific types of services subject to maximum amounts set by the committee. Additionally, specific pre-approval authority is delegated to our Audit Committee chair, provided that the estimated fee for the proposed service does not exceed a pre-approved maximum amount set by the committee. Our Audit Committee chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Any other services are required to be pre-approved by the
Audit Committee.

16	FIS Global

2026 Proxy Statement	17

Proposal 1: Election of Directors

Our business is managed under the direction and oversight of our Board. Our proposed nominees for election to the Board consist of eight non-employee directors and one management director.
Each member of our Board is elected annually for a one-year term.
If elected by our shareholders, each nominee will hold office for a one-year term expiring at the
2027 annual meeting of shareholders and until his or her successor is duly elected and qualified, or until the director’s earlier resignation or removal. Our Board has no reason to believe that any nominee for director will be unable to serve. However, if any nominee should, for any reason, become unable to serve or for good cause will not serve prior to the 2026 Annual Meeting of
Shareholders, proxies will be voted for another nominee selected by the Board. Proxies cannot be voted for more than nine persons. Alternatively, at our Board’s discretion, proxies may be voted for fewer nominees if a nominee becomes unable to serve or for good cause will not serve.
The table on the following page summarizes the knowledge, experience and biographical information concerning the nine nominees for election as directors of the Company.
The number of public company boards listed for each nominee does not include their service on the
FIS Board.

The Board recommends that the shareholders vote “FOR” the election of each director nominee.

18	FIS Global
Proposal 1: Election of Directors
The collective skills and experience of our director nominees support each of the pillars of our long-term growth strategy.
The following chart summarizes those skills under several criteria critical to the success of FIS. Virtually all of our directors have expertise in these categories; however, we have only indicated those directors in this chart whose experience in each category is deemed to be significant.

Knowledge, Skills, Experience
Core Competencies
Executive Leadership
Global Business Experience
Financial Expertise
Public Company Board Experience
Human Capital Management
Enterprise Risk Management/Information Security
Mergers and Acquisitions/Capital Allocation
Government and Regulatory
Sustainability

Strategic Skills and Experiences for Our Evolving Strategy
Technology

Business Transformation
Financial Technology
Banking or Financial Services
Digital Transformation

Board Tenure
Years	1	0	3	1	6	7	4	7	13
Age
Age (years old)	52	58	52	44	70	68	71	73	70
Denotes relevant CEO experience
Although the Board remains confident in its current composition, including the skill set and experience of the current directors, the Board continually seeks to identify new director candidates that enhance the skills and experience of the
Board as a whole and support the Company’s evolving business strategy.

2026 Proxy Statement	19
Proposal 1: Election of Directors
Nominees for Election as Director
Nine nominees are standing for re-election to the Board. The collective skills, talents, experiences and perspectives of the
Board are broad and varied. Our Board includes executives who have worked in the fields of technology, payments and financial services, among others. We have several current or former CEOs, and also have directors who have had executive responsibilities globally in operations, finance, and sales. The director nominee tenure on the FIS Board spans from less than 1 year to 13 years. This range of tenure allows the Board to benefit from directors' experience and familiarity with our business and ongoing strategic transformation while infusing fresh perspectives.

Jeffrey A. Goldstein Independent Chair

Age: 70 | Director since: 2020 Committee Chair: Executive	Committee Member: Compensation, Corporate Governance, Nominating and Sustainability Other Current Public Company Boards: 1

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Mergers and Acquisitions/ Capital Allocation	Government and Regulatory	Business Transformation

Financial Technology	Banking/Financial Services

Experience
•Senior Advisor, Canapi Ventures (2019 – present)
•Advisor Emeritus (2019 – present), Senior Advisor (2016 – 2019), Managing Director (2011 – 2016 and 2004 – 2009),
Hellman & Friedman LLC
•Chief Executive Officer, SpringHarbor Financial Group LLC (2016 – 2018)
•Under Secretary of the Treasury for Domestic Finance and Counselor to the Secretary of the Treasury (2009 – 2011)
•Managing Director (1999 – 2004), Chief Financial Officer (2003 – 2004), World Bank
•Co-Chairman, BT Wolfensohn and partner at predecessor organizations (1984 – 1999) and a member of the Bankers Trust
Company Management Committee (1996 – 1999)

Other Public Company Boards (Current)
•Bank of New York Mellon (2014 – present)
Other Public Company Boards (Former)
•Westfield Corporation (2016 – 2018)
•LPL Financial (2005 – 2009, 2011 – 2013)
•Arch Capital (2006 – 2007)
Education •BA, Economics, Vassar College •MA, M Phil., PhD, Economics, Yale University

20	FIS Global
Proposal 1: Election of Directors

Stephanie L. Ferris Chief Executive Officer and President

Age: 52 | Director since: 2022 Committee Chair: None	Committee Member: Executive Other Current Public Company Boards: None

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Mergers and Acquisitions/ Capital Allocation	Government and Regulatory	Sustainability

Technology	Business Transformation	Financial Technology

Banking/Financial Services	Digital Transformation Experience

Experience
•Chief Executive Officer (December 2022 – present), President (February 2022 – present), Corporate Executive Vice President and Chief Administrative Officer (2021 – 2022), Corporate Executive Vice President and Chief Operating Officer
(2019 – 2020), FIS
•Chief Financial Officer (2016 – 2019), Deputy Chief Financial Officer (2015 – 2016), General Manager, Merchant Bank and
Head of Relationship Management, Financial Institution Services (2013 – 2015), Head of Financial Planning and Analysis
(2010 – 2013), Worldpay
•Worked in public accounting at PricewaterhouseCoopers (1995 – 2001)

Other Public Company Boards (Former) •Lululemon Athletica Inc. (2019 – 2022)	Education •BA, Accounting, Miami University

2026 Proxy Statement	21
Proposal 1: Election of Directors

Nicole M. Anasenes Independent Director

Age: 52 | Director since: 2024 Committee Chair: Audit	Committee Member: Executive, Risk and Technology Other Current Public Company Boards: 1

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Mergers and Acquisitions/ Capital Allocation	Sustainability	Technology

Business Transformation	Digital Transformation Experience

Experience
•Chief Financial Officer (2021 – 2024) and Senior Vice President, Finance (2020 – 2024), ANSYS, Inc.
•Chief Financial Officer and Chief Operating Officer, Squarespace, Inc. (2016 – 2020)
•Chief Financial Officer, Infor (2013 – 2015)
•Served in various leadership roles at IBM

Other Public Company Boards (Current) •Motorola Solutions, Inc. (2024 – present) Other Public Company Boards (Former) •ANSYS, Inc. (2018 – 2020) •VMware, Inc. (2022 – 2023)	Education •BS, Economics, New York University – Leonard N. Stern School of Business •MBA, Strategic Management, Wharton School of the University of Pennsylvania

22	FIS Global
Proposal 1: Election of Directors

Anil Chakravarthy Independent Director

Age: 58 | Director since: 2026 Committee Chair: None	Committee Member: Audit, Risk and Technology Other Current Public Company Boards: None

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Government and Regulatory	Technology	Business Transformation
Banking/Financial Services

Experience
•President, Customer Experience Orchestration Business, Adobe (2020 – present)
•Chief Executive Officer, Informatica (2015 – 2020)

Other Public Company Boards (Former) •ANSYS, Inc. (2021 – 2025) •USAA Federal Savings Bank (2015 – 2020)	Education •BTech, Institute of Technology, Banaras Hindu University •SM, Massachusetts Institute of Technology •PhD, Massachusetts Institute of Technology

2026 Proxy Statement	23
Proposal 1: Election of Directors

Kourtney K. Gibson Independent Director

Age: 44 | Director since: 2024 Committee Chair: None	Committee Member: Audit, Risk and Technology Other Current Public Company Boards: 1

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Government and Regulatory

Financial Technology	Banking/Financial Services

Experience
•Chief Executive Officer, Retirement Solutions (2024 – present), Senior Executive Vice President (2022 – 2024), TIAA
•Executive Vice Chairman (2022 – 2022, President (2016 – 2022), Head of the Fixed Income Division (2015 – 2016), Head of the
Equity Division (2005 – 2015), Loop Capital Markets

Other Public Company Boards (Current) •MarketAxess Holdings, Inc. (2020 – present) Other Public Company Boards (Former) •Lululemon Athletica, Inc. (2020 – 2023)	Education •BA, International Finance, University of Miami •MBA, Business Administration, Management and General, Northwestern University Kellogg School of Management

24	FIS Global
Proposal 1: Election of Directors

Lisa A. Hook Independent Director

Age: 68 | Director since: 2019 Committee Chair: Risk and Technology	Committee Member: Audit, Executive Other Current Public Company Boards: 3

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Mergers and Acquisitions/ Capital Allocation	Government and Regulatory	Sustainability

Technology	Business Transformation	Digital Transformation Experience

Experience
•President and Chief Executive Officer (2010 – 2018), Chief Operating Officer (2008 – 2010), NeuStar, Inc.
•President and Chief Executive Officer, Sunrocket, Inc. (2006 – 2007)
•Held several executive-level posts including President, AOL Anywhere and President, Broadband, Premium and Developer
Services, America Online, Inc. (2001 – 2004)
•Served in executive and special advisory roles, Time Warner, Inc. (1989 – 1995)
•Legal Advisor to the Chairman, Federal Communications Commission (1987 – 1989)
•Senior Attorney, Viacom International, Inc. (1985 – 1987)

Other Public Company Boards (Current)
•Philip Morris International Inc. (2018 – present)
•Nokia Corporation (2022 – present)
•NextNav Inc. (2026 - present)
Other Public Company Boards (Former)
•Ritchie Brothers Auctioneers (now known as RB Global, Inc.)
(2021 – 2023)
•Ping Identity Holdings (2019 – 2022)
•Partners Group Holdings (2020 – 2021)
•Unisys Corporation (2019 – 2021)
•Worldpay, Inc. (2015 – 2019, until its acquisition by FIS)
•NeuStar, Inc. (2010 – 2019)
•RELX plc & NV (f.k.a. Reed Elsevier plc & NV) (2006 – 2016)
Education •BA, Public Policy, Duke University •JD, Dickinson School of Law at Pennsylvania State University

2026 Proxy Statement	25
Proposal 1: Election of Directors

Kenneth T. Lamneck Independent Director

Age: 71 | Director since: 2022 Committee Chair: Corporate Governance, Nominating and Sustainability	Committee Member: Compensation, Executive Other Current Public Company Boards: 2

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Mergers and Acquisitions/ Capital Allocation	Sustainability	Technology

Business Transformation	Digital Transformation Experience

Experience
•Executive Vice President (2022 – 2025), President and Chief Executive Officer (2010 – 2021), Insight Enterprises, Inc.
•President, the Americas, Tech Data Corporation (2004 – 2009)
•Held several executive management positions at Arrow Electronics Inc. (1988 – 2004)
•Following five years of service in the United States Army, began his civilian career at IBM as an engineer

Other Public Company Boards (Current) •Benchmark Electronics, Inc. (2013 – present) •TD SYNNEX Corporation (2025 – present) Other Public Company Boards (Former) •Insight Enterprises, Inc. (2010 – 2021)	Education •BS, United States Military Academy at West Point •MBA, University of Texas at El Paso

26	FIS Global
Proposal 1: Election of Directors

Gary L. Lauer Independent Director

Age: 73 | Director since: 2019 Committee Chair: Compensation	Committee Member: Corporate Governance, Nominating and Sustainability, Executive Other Current Public Company Boards: None

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Mergers and Acquisitions/ Capital Allocation

Government and Regulatory	Technology	Business Transformation

Experience
•Executive Director and a Co-founder, Eminent Series Group (2017 – present)
•University of Southern California Board of Leaders (2009 – present)
•Chairman and Chief Executive Officer, eHealth, Inc. (1999 – 2016)
•Chairman and Chief Executive Officer, MetaCreations Corporation (1998 – 1999)
•Held senior executive positions, including Executive Vice President and President, World Trade Corp, Silicon Graphics, Inc.
(1987 – 1997)
•Began his career at IBM

Other Public Company Boards (Former) •Worldpay, Inc. (2012 – 2019, until its acquisition by FIS) •eHealth, Inc. (1999 – 2016) •MetaCreations Corporation (1998 – 1999)	Education •BS, University of Southern California

2026 Proxy Statement	27
Proposal 1: Election of Directors

James B. Stallings, Jr. Independent Director

Age: 70 | Director since: 2013 Committee Chair: None	Committee Member: Compensation, Corporate Governance, Nominating and Sustainability Other Current Public Company Boards: 1

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Mergers and Acquisitions/ Capital Allocation	Sustainability	Technology

Financial Technology	Banking/Financial Services

Experience
•Chief Executive Officer, PS27 Ventures, LLC (2013 – present)
•Served in a variety of roles, including General Manager of Global Markets, Systems and Technology (2009 – 2013) and General
Manager, Enterprise Systems, Systems and Technology Group (2002 – 2009 and 1984 – 1996), IBM Corporation
•Founder and Chief Executive Officer, E House (2000 – 2002)
•Served as a Captain in the U.S. Marine Corps

Other Public Company Boards (Current) •Cannae Holdings, Inc. (2018 – present) Other Public Company Boards (Former) •UGI Corporation (2015 – 2023)	Education •BS, U.S. Naval Academy

28	FIS Global
Proposal 1: Election of Directors
Board Oversight
Our Board is responsible for overseeing the business and affairs of our Company. In carrying out this responsibility, the
Board oversees the long-term strategy of our Company and advises our senior management to help drive long-term value creation for our shareholders. Our Board is highly engaged and receives regular updates on a wide variety of matters affecting our Company, including, without limitation, CEO and management development and succession planning, enterprise risk management, cybersecurity and crisis management, strategic planning, the Company’s sustainability program, and the annual review of our CEO’s performance.
Our Board met ten (10) times in 2025. Each of our directors attended at least 89% of the meetings of the Board and of the
Committees of which he or she was a member.
We do not, as a general matter, require our Board members to attend our annual meeting of shareholders, although each of our directors is invited to attend our 2026 annual meeting. Eight of the nine directors standing for election at the 2025 annual meeting of shareholders attended that meeting.
Management Development and Succession Planning
Our Board oversees the succession plan for our CEO and President, CFO and certain other executive officers, both in an emergency situation and in the ordinary course of business. In addition, the Board receives periodic updates on the succession plans for our senior management.
Our Board has been actively engaged in assessment, interview and selection of candidates for key executive roles in recent years, including leaders of functional departments and major business units. Key leaders regularly present to the
Board as part of their development, reporting on deliverables in driving our strategic agenda.
Risk Oversight
The Board, acting directly and through its committees, is actively involved in oversight of risks inherent in the operation of the Company’s businesses and the implementation of its strategic plan. Management is responsible for the day-to-day assessment, identification, monitoring and decision-making regarding the risks we face. Our Board and its committees are primarily responsible for risk oversight in the areas described below, with the Risk and Technology Committee providing primary oversight for the Enterprise Risk Management function. Throughout the year, the Board and each committee review and discuss specific risk topics, and the Risk and Technology Committee receives quarterly Enterprise Risk reports from the Chief Risk Officer regarding the most significant risks facing the Company, including security, financial, legal, operational and strategic risk, and summarizes those reports to the Board. These reports include an in-depth analysis of each risk category, including an assessment of the likelihood and magnitude of the risk, the risk trends and forward-
looking commentary on potential emerging risks. In addition, each committee of the Board provides periodic reports to the full Board regarding its areas of responsibility and oversight. We believe that our Board’s active role in risk oversight supports our efforts to manage areas of material risk to the Company.

2026 Proxy Statement	29
Proposal 1: Election of Directors
The Board closely monitors and is actively involved in the risk oversight associated with the financial markets. As one of the leading institutions serving the financial services community, management has a robust Enterprise Risk Management function designed to support our business plans despite the current volatile macroeconomic environment.

Board/committee	Primary areas of risk oversight

Board
Risks and exposures associated with our business strategy, financial performance, policy matters, acquisitions and divestitures, succession planning, crisis management, artificial intelligence, and other matters that may present material risk to our financial performance, plans, prospects or reputation, as well as risks and exposures associated with our operational infrastructure, particularly security and reliability.

Audit Committee
Risks and exposures associated with financial matters, privacy matters, tax, accounting, disclosure, internal control over financial reporting, internal audit, legal and regulatory compliance, compliance with our code of business conduct and ethics, capital availability and liquidity matters.

Compensation Committee	Risks and exposures associated with retention and succession, our executive compensation program and arrangements and certain broad-based compensation vehicles.

Corporate Governance, Nominating and Sustainability Committee
Risks and exposures associated with director succession planning, sustainability matters, climate risk, lobbying and political engagement, overall Board and committee effectiveness and composition and compliance with our Corporate
Governance Guidelines.

Risk and Technology Committee
Risks and exposures associated with the Enterprise Risk Management function, strategy and competition (including innovation and disruptive technology risk), cybersecurity, artificial intelligence, information security, technology, business continuity, fraud, operations and infrastructure, brand and reputation risk, geopolitical and country risk and regulatory reports or inquiries related to enterprise risks.

While the Board is ultimately responsible for risk oversight at our Company, our Board has delegated oversight of the
Company’s risk management process to the Enterprise Risk Committee (“ERC”). Its role in the Company’s risk oversight process includes overseeing the enterprise risk management program and the risk management activities. The Enterprise
Risk Office provides periodic reporting of the enterprise risk management program, their assessment activities and emerging risks to the ERC and the Risk and Technology Committee of the Board, and in the case of the Company’s
Compliance and Ethics programs, under the direction of the Chief Legal Officer, members of the Compliance and Legal teams provide updates to the Audit Committee of the Board. The Enterprise Risk Office is responsible for ensuring the development and deployment of the Company’s risk management program infrastructure, coordinating and conducting risk assessments, prioritizing and reporting risks, developing risk mitigation strategies, and tracking and managing risk mitigation initiatives. The ERC is responsible for assessing the overall effectiveness of the risk management program and activities performed by senior management to mitigate specific risks. In its oversight role, the ERC verifies the risk management strategy deployed by the Enterprise Risk Office and Compliance Office and reviews and approves the
Company’s identified top risks and risk management plan. The ERC receives periodic risk management effectiveness reporting from management, as well as updates on program changes and emerging risks.
Cybersecurity and Information Security Risk
Our Board recognizes the importance of maintaining the trust and confidence of our customers, clients and employees, and devotes significant time and attention to oversight of cybersecurity and information security risk.
Facilitated via regular updates on cybersecurity risk, our Board takes an active role in overseeing, managing, and setting risk tolerances for our cybersecurity program. In 2025, the Board received regular updates from FIS representatives, as well as industry experts, on emerging cyber risk trends and risk management programs undertaken by company management to mitigate these risks.

30	FIS Global
Proposal 1: Election of Directors
The Risk and Technology Committee oversees the Company’s cybersecurity and information security risk programs, as well as management’s actions to identify, assess, mitigate and remediate material cyber risk issues. The Risk and
Technology Committee receives regular quarterly reports from the Chief Risk Officer and Chief Information Security
Officer on the Company’s cybersecurity and information security programs, and other periodic updates throughout the year. The Risk and Technology Committee also meets with third-party advisors and experts, as appropriate, to evaluate the Company’s cybersecurity and information security programs. The Company’s risk environment is re-assessed quarterly, or more frequently in the case of potential emerging risks, and any significant emerging risks that are identified are subsequently transitioned and incorporated into the Company’s risk assessment program.
Data Protection & Privacy
Information security and privacy are fundamental to FIS' complex, global business. Performing well in these areas is an asset that can increase FIS' competitive advantage, market share, and reputation. Conversely, challenges or failures in these spaces can have a material adverse affect on our business, customers, and reputation.
"Think Secure. Be Secure." represents the underlying theme of our comprehensive information security and data protection programs. In general, global attacks on corporate and governmental information technology systems continue to grow in frequency, complexity and sophistication. We remain vigilant and focused on making strategic investments in information security to protect our clients and our information systems. We also participate in industry and governmental initiatives to improve information security for our clients.
Events in the last few years have emphasized that the technology ecosystem in which FIS operates is highly interconnected. A successful cyberattack, privacy breach, or technology failure that is several links in the information supply chain away from FIS can have a significant impact on FIS and its operations.
FIS is committed to being a trusted steward of customer and consumer information, and is dedicated to compliance with all applicable information security, data protection, privacy, cyber resilience, and artificial intelligence laws wherever we do business. All FIS employees and contractors are required to complete annual Information Security and Privacy Awareness
Training, which includes specific education on personal data protection, compliance, and risk management topics.
On a quarterly basis, our internal team evaluates and defines the Company's risk exposure in information security using a consistent set of key performance indicators based on the risk categories of security, financial, legal, operational and strategic risk, and conducts a review of the internal and external context of threat frequency. Our assessment is then reported to the ERC, and a subset of the materials provided to the ERC are presented to the Board's Risk and Technology
Committee. It is our Company's practice that the Independent Chair of the Board attend and actively participate in any meetings of the Risk and Technology Committee, and we believe our Independent Chair's experience in the areas of corporate finance, government, and financial regulation provides meaningful guidance to the Board in its role of risk oversight. In addition, the Audit Committee receives quarterly presentations from the Company's Chief Compliance Officer on the Company's compliance activities and twice a year updates from the Chief Privacy Officer on privacy and data protection matters.
Strategic Planning
One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy to create long-term, sustainable value for FIS shareholders. As a result, the Board maintains an active oversight role in helping management formulate, plan and implement the Company’s strategy. The Board annually conducts a thorough and in-depth strategy review which encompasses strategic plans for the Company as a whole and for individual businesses and select functional areas. The Board’s review looks out several years into the future and assesses the
Company’s positioning within the competitive landscape, including the Company’s existing and prospective markets, technological changes, the products the Company offers and plans to offer, existing and emerging competitors and the opportunities and challenges facing the Company. As part of its review, the Board assesses the overall strategic goals;
the courses of action (and the related timing), which may include investments and acquisitions, needed to achieve those goals; the capabilities, capital and other resources required to implement those actions; and challenges to executing the strategy and approaches to remediating those challenges. In its review, the Board considers input received from shareholders and other stakeholders. Throughout the year, and at least quarterly, the CEO and executive management provide detailed updates to the Board on the progress of and challenges to FIS’ strategy, as well as related risks and other significant business developments.

2026 Proxy Statement	31
Proposal 1: Election of Directors
Sustainability Program
Our approach to sustainability matters and driving long-term value starts with governance structures, policies, management committees and practices designed to support transparent reporting and accountability for our Board and senior management. Our Board’s Corporate Governance, Nominating and Sustainability Committee has
oversight responsibility for our sustainability program, including climate risks and opportunities. Our Vice President of
Corporate Affairs and Sustainability provides semi-annual progress reports to the Committee. The Vice President of
Corporate Affairs and Sustainability also leads the Sustainability Team and is responsible for our sustainability strategy, regulatory compliance, and program execution. This role reports to the Chief Legal and Corporate Affairs
Officer and provides approximately quarterly updates to the Company’s Executive Leadership through the Executive
Steering Committee on Sustainability. The Steering Committee on Sustainability convenes executive leaders –
including direct reports of the CEO and President – from Finance, Risk, Legal and Corporate Affairs, the People
Office, and the Commercial Office to align on sustainability initiatives, regulatory compliance, and reporting. For more information about sustainability matters at FIS, including governance and oversight, please see the sustainability section of our website: https://www.fisglobal.com/global-sustainability.
Political Engagement and Disclosure
FIS engages in the public policy process responsibly and transparently, guided by robust governance policies and Board oversight. The Company maintains a comprehensive Political Activities Policy that governs lobbying, political engagement, and the operation of the Company’s non‑partisan Political Action Committee (PAC). The Policy applies to all directors, officers, employees, subsidiaries, affiliates and relevant third parties worldwide and is designed to ensure all political activity is conducted responsibly, transparently, and in full compliance with applicable laws and regulations. Oversight of political activities, contributions, and expenditures is provided by the Corporate Governance, Nominating and Sustainability
Committee, with the Vice President of Corporate Affairs and Sustainability reporting annually to the Board. In 2025, FIS further enhanced transparency by publishing an annual Political Contribution and Expenditure Report, available on the
Company’s Investor Relations webpage.
CEO Performance Evaluation
Our Compensation Committee, including our Independent Chair, leads an annual evaluation of the CEO’s performance.
The evaluation process includes executive sessions of the independent directors to discuss the CEO’s performance and ongoing discussions between our Independent Chair and the CEO throughout the year.
Corporate Governance Guidelines, Policies and Practices
The Board is responsible for overseeing our business, and the competence and integrity of our management, to serve the long-term interests of our shareholders. The Board believes that sound corporate governance is essential to effective fulfillment of its oversight responsibilities. The Board has adopted Corporate Governance Guidelines, which are reviewed at least annually and updated as needed. Our Corporate Governance Guidelines are intended to provide, along with the charters of the committees of our Board, a framework for the functioning of our Board and its committees and to establish a common set of expectations as to how our Board should perform its functions. The Corporate Governance Guidelines address, among other things, the composition of our Board, the selection of directors, the functioning of our Board, the committees of our Board, the evaluation and compensation of directors and the expectations of directors, including ethics and conflicts of interest. You can find a copy of our Corporate Governance Guidelines in the governance section of our website at www.investor.fisglobal.com and our Amended and Restated Articles of Incorporation and our Amended and
Restated Bylaws can be found as exhibits to our Annual Report on Form 10-K. For a summary of our governance practices, see "Proxy Summary".
Shareholder and Stakeholder Engagement
We are committed to ongoing engagement with our shareholders and other stakeholders. We believe that our engagement allows executive management and the Board the opportunity to understand the concerns of our shareholders and other stakeholders and make educated and deliberate decisions that are balanced and appropriate for our diverse stakeholder base and in the best interests of FIS.

32	FIS Global
Proposal 1: Election of Directors
We maintain an ongoing proactive engagement program overseen by our Board’s Corporate Governance, Nominating and
Sustainability Committee. We engage with a wide range of stakeholders, including shareholders, sustainability rating firms, proxy advisory firms, fixed income investors, prospective shareholders, rating agencies and thought leaders, among others.
Throughout the year, members of our Investor Relations team, sustainability team, executive compensation team, corporate governance team and executive management team regularly engage with our shareholders and other stakeholders to seek their input, to remain well-informed regarding their perspectives and to help increase their understanding of our business.
Our executive management team and Board regularly consider feedback from our shareholders and other stakeholders and, as deemed appropriate, incorporate this feedback into the design and implementation of our strategy, programs and practices. This feedback has directly informed enhancements to our governance, sustainability, and disclosure practices in recent years.
Code of Business Conduct and Ethics
Our Board has adopted an amended and restated Code of Business Conduct and Ethics (“Code of Conduct”), which is applicable to all our directors, officers and employees. The purpose of the Code of Conduct is to: (i) promote honest and ethical conduct, including the ethical handling of conflicts of interest; (ii) promote full, fair, accurate, timely and understandable disclosure; (iii) promote compliance with applicable laws and governmental rules and regulations;
(iv) ensure the protection of our legitimate business interests, including corporate opportunities, assets and confidential information; and (v) deter wrongdoing. Any waiver or amendment to the Code of Conduct with respect to the CEO, any
Executive Officer or any Senior Financial Officer (as defined therein) must be approved by the Audit Committee and will be promptly disclosed to the extent required under applicable law, rule or regulation.
Individuals are required to report suspected violations of the law, the Code or any FIS policy or standard. FIS has multiple confidential reporting channels. FIS does not tolerate retaliation against individuals who report wrongdoing or cooperate in an investigation.
The Board, through the Corporate Governance, Nominating and Sustainability Committee, has adopted a Code of
Business Conduct and Ethics for Directors (“Director Code of Conduct”). This Director Code of Conduct provides guidelines for the directors in performing their functions on the Board, particularly with respect to transactions in the securities of the Company, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Company. Our directors review and certify compliance with this Director Code of Conduct annually.
The Code of Conduct and the Director Code of Conduct are available for review in the governance section of our website at www.investor.fisglobal.com. Shareholders may also obtain a copy of the Code of Conduct or the Director Code of
Conduct by writing to the Corporate Secretary at the address set forth under “Available Information” on page 96.
Review, Approval or Ratification of Transactions with Related Persons
Our Board has adopted a written related person transactions policy. Our Corporate Governance, Nominating and
Sustainability Committee reviews and approves all transactions with certain "related persons" that are required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended. Related persons include our executive officers, directors, nominees for directors, 5% or more beneficial owners of our common stock, and immediate family members of these persons. We refer to transactions involving amounts in excess of $120,000 in which the Company has an interest and in which the related person has a direct or indirect material interest as “related person transactions.” Each related person transaction must be approved in accordance with the Company’s written Related
Person Transactions Policy by the Corporate Governance, Nominating and Sustainability Committee of the Board or, if
the Corporate Governance, Nominating and Sustainability Committee of the Board determines that the approval of such related person transaction should be considered by all disinterested members of the Board, by the vote of a majority of such disinterested members. Since January 1, 2025, there have been no transactions, or currently proposed transactions, between the Company and related persons that required review by the Corporate Governance, Nominating and
Sustainability Committee or that required disclosure in this proxy statement.

2026 Proxy Statement	33
Proposal 1: Election of Directors
The Corporate Governance, Nominating and Sustainability Committee of the Board considers all relevant factors when determining whether to approve a related person transaction, including, without limitation, the following:
•The size of the transaction and the amount payable to a related person;
•The nature of the interest of the related person in the transaction;
•Whether the transaction may involve a conflict of interest;
•Whether the transaction was undertaken in the ordinary course of business of the Company;
•Whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties; and
•Any other information regarding the related person transaction or related person that would be material to investors in light of the circumstances of the transaction.
Board Refreshment and Effectiveness
The Corporate Governance, Nominating and Sustainability Committee oversees and plans for director succession and refreshment to add strategically important expertise and to maintain a diversity of thought, background and experience that supports the Company’s long-term strategy. Through our succession and refreshment plans, the Corporate
Governance, Nominating and Sustainability Committee has an ongoing opportunity to:
•Evaluate the depth and variety of experience of our Board;
•Expand and replace key skills and experience that support our long-term strategy;
•Maintain a balanced mix of director tenures; and
•Maintain Board size at appropriate levels.
Searches for Director Candidates
The Corporate Governance, Nominating and Sustainability Committee develops and recommends to the Board criteria for the selection of qualified directors. When a need for a new director to fill a new Board seat or vacancy arises, the
Corporate Governance, Nominating and Sustainability Committee proceeds by whatever means it deems appropriate to identify a qualified candidate or candidates, including engaging director search firms or considering candidates recommended by shareholders, as described below. The Corporate Governance, Nominating and Sustainability
Committee reviews the qualifications of each candidate. Final candidates are generally interviewed by all of the Corporate
Governance, Nominating and Sustainability Committee members, other members of the Board and select members of executive management. In addition, background and reference checks are conducted. The Corporate Governance,
Nominating and Sustainability Committee makes a recommendation to our Board based on its review, the results of interviews with the candidate and all other available information. The Board makes the final decision on whether to invite the candidate to join our Board, with such invitation being extended by the Independent Chair of the Board.
Board Composition
The Corporate Governance, Nominating and Sustainability Committee periodically reviews the skills and experiences of our current Board to determine whether the addition of directors with particular experience and skills would make our Board more effective. In conducting its evaluation of potential Board candidates, the Corporate Governance,
Nominating and Sustainability Committee and the Board consider many factors, with no single factor being determinative or required. Rather, the Corporate Governance, Nominating and Sustainability Committee and the Board weigh all relevant considerations to determine whether the candidate will effectively interact with and contribute to the Board in a collaborative and collegial manner. Specific qualifications considered include: skills and experience, professional and work history; educational background and degrees earned; financial acumen and qualifications as a “financial expert” under the
SEC standards; scope of business experience, including size and complexity of organizations run by the candidate, P&L responsibility and international business experience; breadth of experience in the financial technology, financial services, or related industries; the candidate’s diversity of skills and experience; ability to satisfy New York Stock Exchange (“NYSE”)
independence standards; and availability and willingness to commit the necessary time to Board service. In addition, the
Committee will look for candidates who have demonstrated throughout their careers the highest personal and professional ethics, integrity, and values. Candidates must possess the experience and perspective to interact effectively with the Board on any number of commercial, financial, or strategic matters. Moreover, these candidates should demonstrate an ability to do all of this with a consultative and engaging approach that encourages active listening and constructive dialogue.

34	FIS Global
Proposal 1: Election of Directors
Board Time Commitment Policy
Our Corporate Governance Guidelines provide that directors who are full-time employees of other companies should not serve on more than one public company board at a time in addition to the Company’s Board, and directors who are retired from active employment should not serve on more than three public company boards in addition to FIS’ Board. Audit Committee members should generally not serve on more than two public company audit committees in addition to FIS’ Audit Committee. The Board may, however, make exceptions to these standards if the Board believes it to be in the best interests of FIS and its shareholders and determines that such simultaneous service will not impair the ability of the director to serve effectively on our Board.
Directors are required to seek prior approval from the Independent Chair and the Chair of the Corporate Governance,
Nominating and Sustainability Committee prior to accepting an offer to serve on another for-profit company board or audit committee, whether public or private. Directors should advise the Independent Chair, Chair of the Corporate Governance,
Nominating and Sustainability Committee and Chief Legal Officer in advance of accepting any such offer to join another board or audit committee. The Independent Chair and the Chair of the Corporate Governance, Nominating and
Sustainability Committee will promptly review any request to join another board or audit committee with assistance and advice from the Chief Legal Officer, and will determine whether to permit or deny the additional service.
Our Corporate Governance, Nominating, and Sustainability Committee periodically evaluates director time commitments according to the aforementioned policies and processes; all of our directors are currently in compliance.
Mandatory Retirement Age Policy
To enhance Board refreshment, our Board has adopted a mandatory retirement age of 75 for directors, which is reflected in the Corporate Governance Guidelines.
Director Onboarding and Continuing Education
The Corporate Governance, Nominating and Sustainability Committee has adopted guidelines to promote director continuing education. These guidelines encourage directors to attend director education programs as they deem appropriate to stay abreast of developments in corporate governance, the industry in which FIS participates, and best practices relevant to their contribution to the Board generally, as well as to their responsibilities in their specific committee assignments. Directors share with their fellow Board members on a quarterly basis any insights, observations, or conclusions that may have been derived from relevant director education programs. In addition, the Company provides educational opportunities for directors during regularly scheduled Board meetings and provides access to third-party educational programs. Finally, the Company provides periodic updates to the Board on key governance topics.
Our Board and Committee Evaluation Process
The Corporate Governance, Nominating and Sustainability Committee oversees the annual evaluation of the Board and of each committee. In 2025, each director completed a tailored self-evaluation form, providing anonymous input regarding the leadership, performance and effectiveness of each committee on which the director serves, as further described below and participated in a one-on-one open-ended interview with a third party legal advisor for the Board assessment. Results of each interview were consolidated and presented at the Board meeting without attribution to any individual director. The
Independent Chair of the Board and the chair of each committee received the results of the annual written evaluations for the applicable committee on which they serve. Each committee chair reviewed that committee’s results with that committee.
The Chair of the Corporate Governance, Nominating and Sustainability Committee reviewed and discussed the results and feedback from the Board interviews and committee written evaluation forms with each director. This process has been successful in evaluating the effectiveness of our Board and committees and identifying areas to improve our Board.
In addition, the Corporate Governance, Nominating and Sustainability Committee periodically assesses the collective skills and experiences of our Board, comparing a Board skills matrix to the Company’s long-term strategy and the anticipated tenure of each director to identify potential areas of need on the Board in both the short term and long term. The Corporate Governance,
Nominating and Sustainability Committee makes recommendations to our Board regarding its size, composition and structure based on this assessment. In determining whether to nominate an incumbent director for re-election, the Corporate Governance,
Nominating and Sustainability Committee evaluates each incumbent director and director candidate in light of the committee’s assessment of the talents, skills and other characteristics needed to enhance the effectiveness of the Board. This process is both annual and continuous, with the Independent Chair of the Board and the Chair of the Corporate Governance, Nominating and
Sustainability Committee addressing concerns, as they may arise, with regard to director performance or capacity.

2026 Proxy Statement	35
Proposal 1: Election of Directors
Separately, the Chair of the Corporate Governance, Nominating and Sustainability Committee, the Independent Chair of the
Board, and the Chief Legal and Corporate Affairs Officer and Corporate Secretary each routinely communicate with our
Board members and receive current feedback regarding Board and committee effectiveness. This continuous feedback, along with the evaluation process and assessment discussed above, helps ensure the continued effectiveness of the Board.
Our 2026 Shareholder Engagement Program
Shareholder engagement is a year-round process at FIS. In early 2026, we offered engagement meetings to shareholders representing collectively more than 40% of our outstanding shares, and members of our management team and our
Independent Chair met with all shareholders who accepted our offer to engage. Many of the shareholders to whom we offered engagement meetings replied that they had no concerns or questions that they wanted to discuss.
In order to establish a direct dialogue between our shareholders and our Board, our engagement program included the participation of Jeffrey Goldstein, our Independent Chair and member of our Compensation Committee and Corporate
Governance, Nominating and Sustainability Committee. Mr. Goldstein was joined by members of our senior management team, including our Executive Vice President – Chief People Officer, Senior Vice President – Head of Investor Relations,
Deputy General Counsel and Assistant Corporate Secretary, and Vice President of Corporate Affairs and Sustainability.
Our engagement program focused on our progress in executing on our strategic vision; refocusing and simplifying our business, improving our client-centricity, deploying AI, and strengthening our financial position, including through the acquisition of the FIS Total Issuing Solutions business and the sale of our remaining equity interest in Worldpay to Global
Payments; Board refreshment, including the appointment of three new independent directors since 2024; Board oversight of key subject matters, including strategy, capital allocation, AI and succession planning; and adjustments we made to our executive compensation program in 2025.
Contacting the Board
Any shareholder or other interested person who desires to contact any member of our Board may do so by writing to:
Board of Directors, c/o Corporate Secretary, Fidelity National Information Services, Inc., 347 Riverside Avenue,
Jacksonville, Florida 32202. Communications received are distributed by the Corporate Secretary to the appropriate member or members of our Board.
Board Leadership Structure
Our Board is led by Mr. Goldstein, who serves as the Independent Chair of the Board. Ms. Ferris is our Chief Executive
Officer and President.
The Board believes that, in the Company’s current circumstances, having separate individuals serve in the roles of
Independent Chair of the Board and of Chief Executive Officer is in the best interests of the Company and its shareholders. The Independent Board Chair structure allows Mr. Goldstein to provide independent Board leadership and oversight to the Board to define its structure, membership and activities in the fulfillment of its responsibilities. In addition, the structure allows Mr. Goldstein to represent the Board in communications with, and act as a point of contact for, the Company’s shareholders. As our CEO, Ms. Ferris is responsible for setting the Company’s strategic direction and day-to-day leadership and performance of our Company, but the Independent Chair may recommend that the Board review and consider certain matters, as needed. We believe this arrangement assists in ensuring that the Board makes objective decisions and provides a structure in which the perspectives of management and the Company’s shareholders and other stakeholders are given appropriate consideration. The Board periodically reviews its leadership structure and its appropriateness given the needs of the Board and the Company at such time.
The Board has developed a robust set of responsibilities for the Independent Chair, including:
•Chairing all regular and special meetings and executive sessions of the Board;
•Providing leadership and direction to the Board as to how the Board operates;
•In coordination with the CEO and, as appropriate, the committee chairs, scheduling Board and committee meetings and executive sessions, developing and approving agendas, and defining the scope and timeliness of information provided to the Board;

36	FIS Global
Proposal 1: Election of Directors
•Coordinating feedback to the CEO regarding issues discussed in executive sessions;
•Facilitating communications between directors, committee chairs, the CEO and other senior management;
•Providing advice and counsel to the CEO and other senior management;
•Acting as a spokesperson for the Board in circumstances where it is appropriate for the Board to have a voice distinct from that of management;
•Assisting the Corporate Governance, Nominating and Sustainability Committee in the nomination of new
Board members;
•Assisting the Compensation Committee with the annual performance evaluation of the CEO;
•Serving as the Chair of the Executive Committee of the Board; and
•Presiding at all annual and special meetings of shareholders.
Director Independence
Section 303A.02 of the NYSE Listing Standards, as approved by the SEC, sets the standard by which directors of publicly traded companies listed with the NYSE shall be deemed independent. Pursuant to Section 303A.02 and our Corporate
Governance Guidelines, the Board has determined that each of the directors and each nominee is independent, other than Ms. Ferris due to her employment with the Company.
In addition to the Board-level standards for director independence, each member of the Audit Committee and each member of the Compensation Committee meets the heightened independence standards required for such committee members under the NYSE’s listing standards.
Committees of the Board

Audit	Compensation	Corporate, Governance, Nominating and Sustainability	Risk and Technology	Executive
The charters of all committees are available on the governance section of our website at www.investor.fisglobal.com.
Shareholders also may obtain a copy of any of these charters by writing to the Corporate Secretary at the address set forth under “Available Information” on page 96.

2026 Proxy Statement	37
Proposal 1: Election of Directors
Committee Composition (as of April 13, 2026)

Name	AC	CC	CGNSC	RTC	EC

Nicole M. Anasenes

Mark D. Benjamin(1)

Anil Chakravarthy

Stephanie L. Ferris

Kourtney K. Gibson

Jeffrey A. Goldstein (Independent Chair)

Lisa A. Hook

Kenneth T. Lamneck

Gary L. Lauer

James B. Stallings, Jr.

Number of Meetings in Fiscal 2025	10	4	6	4	0

(1)On March 30, 2026, Mr. Benjamin informed FIS that he would not be standing for re-election at the 2026 annual meeting of shareholders.

Chair	AC	Audit Committee
Member	CC	Compensation Committee
	CGNSC	Corporate Governance, Nominating and Sustainability Committee
	RTC	Risk and Technology Committee
	EC	Executive Committee

38	FIS Global
Proposal 1: Election of Directors

Audit Committee

	2025 Meetings: 10	2025 Attendance: 94%	Members: (As of April 13, 2026)

Nicole M. Anasenes (Chair)	Anil Chakravarthy	Kourtney K. Gibson	Lisa A. Hook
The Board has determined that each of the Audit Committee members is financially literate and independent as required by the rules of the SEC and the NYSE, and that three of the four members are Audit Committee Financial Experts, as defined by the rules of the SEC.
The primary functions of the Audit Committee, as identified in its charter (which is available for review on the Investor
Relations page of our website at www.fisglobal.com), are:
•The appointment, retention, compensation, and oversight of the work of the independent registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or permitted related work;
•Reviewing the annual audited financial statements, the quarterly financial statements, and any internal control matters requiring attention, and any related disclosure, including disclosure related to related party transactions under ASC 850, before the filing of the Company’s Form 10-K and Forms 10-Q;
•Reviewing significant accounting policies and practices;
•Oversight of the internal audit function, including audit plans, audit results, organization, responsibilities, budgets and staffing;
•Reviewing the quality, adequacy and effectiveness of the Company’s internal controls over financial reporting and any significant deficiencies or material weaknesses in internal controls over financial reporting;
•Oversight of the Company’s compliance with legal, tax and regulatory requirements and the associated legal and compliance risks;
•Reviewing any legal matters that may have a material impact on the Company;
•Ensuring that management has established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law, whether through the Company’s Ethics Helpline or otherwise; and
•Reviewing requests for and determining whether to grant or deny waivers of the Company’s Code of Business Conduct and Ethics applicable to senior financial and executive officers, monitoring the Company’s activities to enforce compliance with the Code of Business Conduct and Ethics.

2026 Proxy Statement	39
Proposal 1: Election of Directors

Compensation Committee

	2025 Meetings: 4	2025 Attendance: 100%	Members: (As of April 13, 2026)

Gary L. Lauer (Chair)	Mark D. Benjamin	Jeffrey A. Goldstein	Kenneth T. Lamneck	James B. Stallings, Jr.
Mr. Benjamin is not standing for re-election at the 2026 annual meeting of shareholders.
The Board has determined that each of the Compensation Committee members is independent under the heightened independence standards required by the NYSE for compensation committee members and the rules under the
Exchange Act.
The primary functions of the Compensation Committee, as identified in its charter (which is available for review on the
Investor Relations page of our website at www.fisglobal.com), are:
•Reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, evaluating the
CEO’s performance in light of those goals and objectives and determining the CEO’s compensation based on such evaluation;
•Setting salaries and approving employment agreements, equity and incentive compensation awards and compensation policies for all executive officers;
•Reviewing equity compensation awards made to any officers or other employees of the Company (other than executive officers) by the CEO pursuant to a delegation of authority by the Board;
•Approving any new or revised compensation and benefit plans applicable to executive officers;
•Establishing and monitoring compliance with any stock ownership and holding guidelines of the Company that are applicable to executive officers or directors;
•Reviewing the Company’s incentive compensation practices, policies and programs for executive officers and other employees to determine whether such practices, policies and programs create undesired or unintentional risks and whether any such risks are reasonably likely to have a material adverse effect on the Company;
•Recommending action to the Board to create, authorize, approve, amend and/or terminate any new or existing compensation and benefit plans that apply to the non-employee members of the Board;
•Reviewing and approving on an annual basis the Compensation Discussion and Analysis section for inclusion in the
Company’s annual Proxy Statement;
•Reviewing and approving the implementation or revision of (i) the Company’s clawback policies mandated by applicable law, regulation, or NYSE rules and (ii) any other policy allowing the Company to recoup, clawback or otherwise recover compensation paid to current or former executive officers or other employees; and
•Reviewing and approving policies concerning perquisites and personal benefits for executive officers.
Subject to limits set forth in its charter, the Compensation Committee may delegate certain of its powers, including the responsibility for the day-to-day management of the Company’s executive compensation programs, including the Qualified
Retirement Equity Program.
For more information regarding the responsibilities of the Compensation Committee, please refer to the section of this proxy statement entitled “Compensation Discussion and Analysis” beginning on page 48.

40	FIS Global
Proposal 1: Election of Directors

Corporate Governance, Nominating and Sustainability Committee

	2025 Meetings: 6	2025 Attendance: 96%	Members: (As of April 13, 2026)

Kenneth T. Lamneck (Chair)	Jeffrey A. Goldstein	Gary L. Lauer	James B. Stallings, Jr.
The Board has determined that each of the Corporate Governance, Nominating and Sustainability Committee members is independent as required by the NYSE.
The primary functions of the Corporate Governance, Nominating and Sustainability Committee as identified in its charter
(which is available for review on the Investor Relations page of our website at www.fisglobal.com), are:
•Identify and recommend to the Board qualified individuals to be nominated for election as directors;
•Advise and assist the Board with respect to corporate governance matters;
•Oversee the annual evaluation of the performance of the Board and committees;
•Provide oversight with respect to the Company’s environmental, corporate social responsibility and corporate governance and global sustainability programs, including reviewing and evaluating sustainability plans and practices, and reviewing the annual global sustainability report;
•Review and approve (i) all related party transactions in accordance with the Company’s Related Person Transactions
Policy and (ii) any disclosure in the Company’s Exchange Act filings related to such transactions; and
•Oversee the Company’s public policy activities, including the nature and amount of political expenditures, political engagement and lobbying.

2026 Proxy Statement	41
Proposal 1: Election of Directors

Risk and Technology Committee

	2025 Meetings: 4	2025 Attendance: 94%	Members: (As of April 13, 2026)

Lisa A. Hook (Chair)	Nicole M. Anasenes	Mark D. Benjamin	Anil Chakravarthy	Kourtney K. Gibson
Mr. Benjamin is not standing for re-election at the 2026 annual meeting of shareholders.
The primary functions of the Risk and Technology Committee as identified in its charter (which is available for review on the Investor Relations page of our website at www.fisglobal.com), are:
•Overseeing executive management’s deployment of an Enterprise Risk framework and its risk measurement methodologies, and reviewing the results of risk management reviews and assessments;
•Reviewing the Company’s policies, procedures and standards for identifying and managing Enterprise Risks and the
Company’s compliance with, and performance against, those policies, procedures and standards;
•Reviewing any material regulatory reports or inquiries of the Company related to Enterprise Risks and remediation plans related to such Enterprise Risks;
•Reviewing, discussing with management and overseeing the Company’s data security risk strategy and data security risk policies and controls;
•Overseeing the Company’s technology planning and strategy, including integration, investments, expenditures, innovation, modernization and response to client, competitor, market and industry trends and disruptions;
•Reviewing with executive management the Company’s technology program performance against financial, operational, cybersecurity, application compliance, regulatory, service delivery, talent and key performance objectives;
•Reviewing with executive management emerging trends in technology, such as artificial intelligence and machine learning, that may affect the Company's strategic plans, including monitoring of overall industry trends; and
•Conducting periodic assessments of the state of the Company’s management culture.
“Enterprise Risks” include operational, information security, strategic, reputational, technology and other risks.

42	FIS Global
Proposal 1: Election of Directors

Executive Committee

	2025 Meetings: 0	2025 Attendance: Not Applicable		Members: (As of April 13, 2026)

Jeffrey A. Goldstein (Chair)	Nicole M. Anasenes	Stephanie L. Ferris	Lisa A. Hook	Kenneth T. Lamneck	Gary L. Lauer
The primary function of the Executive Committee, as identified in its charter, is to act on behalf of the full Board between regularly scheduled Board meetings, or during times of an acute emergency, when time is of the essence. The Executive
Committee may exercise all of the authority of the Board in the business and affairs of the Company, except where action by the full Board is specifically required or where authority is specifically limited by the Board.
Director Compensation
Director Fees
In 2025, our standard compensatory arrangement with our non-employee directors included the following:

Director Fees	Director	Independent Chair
Annual Board Retainers	$100,000	$175,000
Annual Equity Award	$215,000	$315,000

Annual Committee Fees	Members	Chair
Audit Committee	$30,000	$65,000
Compensation Committee	$25,000	$55,000
Corporate Governance, Nominating and Sustainability Committee	$25,000	$55,000
Risk and Technology Committee	$25,000	$55,000
Following the director election at our annual shareholders meeting, we grant each then-serving non-employee director
RSUs with an aggregate grant date fair value equal to their annual equity award.
Directors who join the Board during the year receive a pro-rated RSU grant for their service on the Board vesting one year from their appointment.
Grants will vest in full upon the one-year anniversary of the date of grant, subject to continued service on our Board, and vested awards are generally settled shortly following vesting, unless the director elected to defer the settlement of the equity grant under the Board equity deferral program until a termination of service on our Board.
We also reimburse each non-employee director for all reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.
Each non-employee member of our Board is eligible to participate in our Deferred Compensation Plan, under which Board members may elect to defer up to 100% of their Board and committee fees. Deferred amounts are deemed to be invested on the director’s behalf and are held in our general funds and paid in cash upon termination of service on our Board. Each non-employee director also is eligible to participate in our Board equity deferral program, which permits Board members to defer the settlement of their annual equity grants until termination of service on our Board.

2026 Proxy Statement	43
Proposal 1: Election of Directors
In general, deferred amounts are not paid until after the director terminates service on our Board, at which time the director will be paid either in a lump sum or in annual payments over not more than ten years, as elected by the director.
The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ending December 31, 2025. As an employee director, Ms. Ferris is not compensated as a director in connection with her service on our Board. Her compensation is disclosed in the 2025 Summary Compensation Table on page 72:

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)(3)	Total ($)
Lee Adrean(4)	65,625	–	65,625
Nicole M. Anasenes	183,958	214,971	398,929
Mark D. Benjamin(5)	150,000	214,971	364,971
Kourtney K. Gibson	155,000	214,971	369,971
Jeffrey A. Goldstein	225,000	314,999	539,999
Lisa A. Hook	185,000	214,971	399,971
Kenneth T. Lamneck	180,000	214,971	394,971
Gary L. Lauer	180,000	214,971	394,971
James B. Stallings, Jr.	150,000	214,971	364,971
(1)Represents annual Board and committee retainers, including the portion that directors elected to defer under the Company’s Deferred
Compensation Plan.
(2)Includes the grant date fair value of stock awards granted during 2025 and calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 19 to our consolidated financial statements for the fiscal year ended December 31, 2025, included in our Annual Report on the Form 10-K filed with the SEC on February 24, 2026.
(3)The aggregate number of shares (i) subject to unvested RSUs or (ii) deferred under the Board equity deferral program, in each case as of
December 31, 2025 for each non-employee director who served during 2025 was: 0 for Mr. Adrean, 2,652 for Ms. Anasenes, 2,652 for Mr. Benjamin,
2,652 for Ms. Gibson, 19,259 for Mr. Goldstein, 14,482 for Ms. Hook, 2,652 for Mr. Lamneck, 14,482 for Mr. Lauer, and 2,652 for Mr. Stallings, Jr.
(4)Mr. Adrean did not stand for re-election at the 2025 annual meeting of shareholders and departed the Board at the expiration of his term on
June 12, 2025.
(5)On March 30, 2026, Mr. Benjamin informed FIS that he would not be standing for re-election at the 2026 annual meeting of shareholders.

44	FIS Global

2026 Proxy Statement	45

Proposal 2: Advisory Vote on Executive Compensation

We hold a non-binding advisory “say on pay” vote every year, pursuant to Section 14A of the
Exchange Act. Our executive compensation practices and processes, overseen by the
Compensation Committee of our Board, align our executives' compensation with our performance and promote long-term value creation. At our 2025 shareholders’ meeting, this proposal received support from 93.6% of the shares voted.
We ask our shareholders to vote in favor of the following resolution at the annual meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual
Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the
Compensation Discussion and Analysis section, the 2025 Summary Compensation Table and the other related tables and disclosures.”

The Board recommends that the shareholders vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement.

46	FIS Global
Proposal 2: Advisory Vote on Executive Compensation
As part of our commitment to continuous governance improvement, we seek input from our shareholders and proxy advisory firms regarding our executive compensation program, governance practices and sustainability program. See “Our
2026 Shareholder Engagement Program” on page 35 for an overview of our recent shareholder engagement program.
Our approach to executive compensation is intended to provide a strong link between pay and Company performance, establish and follow a sound design of our executive compensation program, and promote strong executive compensation practices and governance. As discussed in the “Compensation Discussion and Analysis” section of this proxy statement, the Board and the Compensation Committee believe that our executive compensation program provides our named executive officers with a balanced compensation package that includes an appropriate base salary along with competitive annual and long-term incentive compensation opportunities. A majority of our executive compensation is comprised of performance-based incentive programs that are designed to reward our named executive officers on both an annual and long-term basis only if they attain certain specified goals that are intended to promote sustainable long-term shareholder value creation. The Compensation Committee engaged an independent compensation consultant, Meridian
Compensation Partners, LLC (“Meridian”), to review, among other things, the competitive market and best practices.
We believe that our current executive compensation program directly links the compensation of our named executive officers to our financial performance and aligns the interests of our named executive officers with those of our shareholders. See “2025 Total Compensation” on page 58.
Certain Information About Our Executive Officers
The executive officers of the Company, as of the date of this proxy statement, are set forth in the table below. Certain biographical information with respect to those executive officers who do not also serve as directors follows the table.
There are no family relationships among the executive officers, directors or nominees for director.

Name	Position with FIS	Age*
Stephanie L. Ferris	Chief Executive Officer and President	52
James Kehoe	Corporate Executive Vice President, Chief Financial Officer	63
Alexandra Brooks	Executive Vice President, Chief Accounting Officer	55
Robert Toohey	Corporate Executive Vice President, Chief People Officer	58
Caroline Tsai	Corporate Executive Vice President, Chief Legal & Corporate Affairs Officer, and Corporate Secretary	56
*as of April 13, 2026
James Kehoe
has served as Corporate Executive Vice President and Chief Financial Officer (“CFO”) since August 21, 2023. Prior to joining FIS, Mr. Kehoe served as Executive Vice President and Global CFO for Walgreens Boots Alliance, Inc. from
June 2018 to August 2023. Prior to this position, Mr. Kehoe served as CFO at Takeda Pharmaceutical Company Limited
(“Takeda”) from June 2016 to June 2018, where he also served as a member of the board from June 2017 to June 2018.
For over 25 years prior to joining Takeda, Mr. Kehoe served Kraft Foods in a number of finance-related positions with assignments based in Ireland, Germany, Italy, the U.S., Austria, Switzerland and Canada, including his last role as
Executive Vice President and CFO of Kraft Foods Group, Inc.
Alexandra Brooks
has served as Executive Vice President and Chief Accounting Officer of FIS since November 2024. Prior to that,
Ms. Brooks served as Executive Vice President, Finance from October 2024 to November 2024. Prior to joining FIS,
Ms. Brooks served as Executive Vice President and Chief Financial Officer of Hertz Global Holdings, Inc. ("Hertz"), from
July 2023 through June 2024. She previously served as Hertz's Senior Vice President, Chief Accounting Officer from
November 2020 to July 2023 and Senior Vice President, Internal Audit from June 2020 to November 2020. Prior to joining
Hertz, Ms. Brooks was the Vice President, Internal Audit at Aptiv PLC ("Aptiv"), from May 2015 to March 2020. Before joining Aptiv, Ms. Brooks served in a variety of leadership, accounting and finance roles at Champion Windows and Home
Exteriors, the General Electric Company and the General Motors Company. She began her career with
PricewaterhouseCoopers, a professional services firm, and is a Certified Public Accountant.

2026 Proxy Statement	47
Proposal 2: Advisory Vote on Executive Compensation
Robert Toohey
has served as Corporate Executive Vice President, Chief People Officer of FIS since January 2025. Prior to that,
Mr. Toohey served as incoming Chief People Officer from September 2024 through December 2024. Prior to joining
FIS, Mr. Toohey served as Chief Human Resources Officer of Allstate Insurance Company, from March 2022 to
September 2024. From August 2021 to March 2022, Mr. Toohey owned his own Talent and Operations Advisor firm working with several venture capital companies. Mr. Toohey served as President of Pymetrics from May 2019 to
August 2021. Mr. Toohey has served in various operational and human resource roles including at Verizon, Verizon
Media, and GTE Corporation over his 30 year career, demonstrating significant global experience and deep expertise in growing talent, business, and digital transformation, building startups, launching new business entities, restructuring organizations, and driving mergers and acquisitions and business integrations.
Caroline Tsai
has served as Corporate Executive Vice President and Chief Legal & Corporate Affairs Officer since May 2022, after serving as Corporate Executive Vice President and Chief Legal Officer since February 2022. Ms. Tsai has also served as our Corporate Secretary since October 2024. Prior to joining FIS, Ms. Tsai was the Chief Legal Officer and Corporate
Secretary at The Western Union Company, a global money movement and payments company, from August 2019 to
February 2022. Prior to this position, Ms. Tsai served as Executive Vice President, General Counsel and Secretary at
Western Union from December 2017 to July 2019. Ms. Tsai served as Deputy General Counsel & Chief Regulatory Officer at BMO Financial Group from December 2015 to November 2017 and Chief Legal Officer, U.S. Personal & Commercial
Banking at BMO Harris Bank from January 2014 to December 2015. Ms. Tsai served as Senior Vice President &
Associate General Counsel from January 2012 to December 2013 and Senior Vice President & Assistant General
Counsel from July 2005 to December 2011 at Bank of America Corporation. Ms. Tsai began her legal career as an associate with the law firm Jones Day.

48	FIS Global
Compensation Discussion
and Analysis
The following Compensation Discussion and Analysis may contain statements regarding corporate performance targets and goals. These targets and goals are disclosed in the limited context of our compensation program and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
In this Compensation Discussion and Analysis, we provide an overview of our named executive officers’ 2025 compensation, including the objectives of our compensation program and the principles upon which our compensation program and decisions were based. In 2025, our named executive officers (“NEOs”) were:

Stephanie L. Ferris Chief Executive Officer and President	James Kehoe Corporate Executive Vice President, Chief Financial Officer	Firdaus Bhathena Former Chief Product Technology Officer(1)	Robert Toohey Corporate Executive Vice President, Chief People Officer	Caroline Tsai Corporate Executive Vice President, Chief Legal & Corporate Affairs Officer and Corporate Secretary
(1)Mr. Bhathena resigned from employment at the Company effective March 20, 2026. In connection with his resignation, Mr. Bhathena did not receive any severance or equity vestings.
Executive Summary
In 2025, we continued to advance our strategic transformation, and we met or exceeded all of our financial targets communicated to investors at the beginning of the year.
•We sharpened our focus and strengthened our strategic and financial position by reaching agreements to acquire the
Issuer Solutions business (which has been rebranded as FIS Total Issuing Solutions) from Global Payments and to sell our remaining equity interest in Worldpay.
•We achieved or exceeded our guidance for all key financial metrics, with revenue growth of 5% and Adjusted Revenue growth of 5.8%, above the top end of our guidance range communicated to investors; net income attributable to FIS from continuing operations of $382 million and Adjusted EBITDA of $4.331 billion, at the top end of our guidance range;
diluted EPS of $0.73 and Adjusted EPS growth of 10.2%, at the midpoint of our guidance range; and Adjusted free cash flow conversion of 88%, above the top end of our guidance range.1
•We made significant strides to drive commercial excellence across the enterprise and refocus sales on key growth vectors.
1.Adjusted Revenue, Adjusted EBITDA and Adjusted EPS are financial measures that are not calculated in accordance with GAAP. Adjusted free cash flow conversion is a ratio calculated as the quotient of two financial measures that are not calculated in accordance with GAAP. Please see Appendix A for reconciliations of these measures to the most directly comparable GAAP measures.

2026 Proxy Statement	49
Compensation Discussion and Analysis
We are proud of the operating and financial performance we continued to achieve and deliver in 2025, in spite of broader industry disruption which has weighed on share price performance. As the system of record at the heart of global financial institutions, we hold the industry’s most comprehensive data set, maintain long-standing and deeply-embedded relationships, and operate a highly specialized regulatory and compliance infrastructure that would be significantly difficult to replicate — all of which positions us uniquely to deliver differentiated AI solutions.
Our compensation programs are working as designed to align realized compensation with shareholders’
experience. Our CEO’s realized compensation has significantly trailed her target compensation.
•The 2023 PSUs paid out at 50% of target number of shares (and 40.2% of target value) based on relative TSR performance, while premium-priced stock options awarded in 2023 are currently out of the money.
•The 2024 and 2025 PSUs are subject to a relative TSR modifier applied at the end of the three-year performance period.
Our compensation mix is structured to continue to drive and reward performance.
•Our CEO’s pay is 94.5% at risk based on performance goals and changes in stock price, with approximately 66% linked to clear performance-based goals.
•82% of the CEO’s total target compensation is in the form of long-term incentive compensation, and 65% of her target long-term incentive compensation is performance-based in the form of PSUs.

CEO 2025 Target Compensation

•A large majority of our NEOs’ compensation continues to be in the form of equity awards, aligning executives’ interests with creation of long-term shareholder value.
The CEO’s total target 2025 compensation opportunity reflects her strong performance and the extensive effort needed to lead the Company’s strategic transformation. Our Compensation Committee firmly believes that Ms. Ferris is the right person to lead our ongoing transformation. When deciding the CEO’s total target compensation opportunity for
2025, the Compensation Committee recognized her strong performance, the significant progress made by the Company in its strategic transformation, the extensive effort required to lead the continuing transformation and the need to incentivize long-term value creation for our shareholders. The Compensation Committee also believed that it was important for the large majority of Ms. Ferris’ compensation increase to be in the form of long-term incentive compensation, in order to incentivize long-term value creation and to enhance retention. Accordingly, 88% of the 2025 increase in Ms. Ferris’ total target compensation opportunity was in the form of equity compensation (of which approximately 66% is linked to long-term performance goals), reinforcing the link between compensation, long-term performance and the shareholder experience. As a result, Ms. Ferris will achieve realized compensation above the peer group median only if the Company’s performance objectives are met or exceeded.
Our compensation program has continued to evolve to align with our ongoing transformation. The Compensation
Committee made modest adjustments to our executive compensation program in 2025 to drive and reward operational excellence and to emphasize goals that are appropriate for the current phase of our strategic transformation.
2026 Compensation Program Changes:
As described later in this proxy statement, to underscore our focus on motivating and incentivizing executives to generate
TSR, the Compensation Committee approved a change to the 2026 long-term incentive program to broaden TSR as a key performance metric to include the CEO’s direct reports with a 20% weighting in PSUs awards.

50	FIS Global
Compensation Discussion and Analysis
Highlights of our 2025 executive compensation program include:
•For the 2025 annual cash incentive program, the performance measures and their weightings were: Revenue (40%),
Adjusted EBITDA (30%), Adjusted Earnings per Share (“Adjusted EPS”) (20%) and Net Promoter Score (10%),
reflecting a greater emphasis on financial performance and profitability.
▪The Compensation Committee added Adjusted EPS as an additional financial performance metric in order to further increase the focus on profitability objectives.
▪The Compensation Committee also increased the aggregate weighting of financial performance goals from 80% in
2024 to 90% in 2025 to reflect the greater importance of financial performance improvement to the Company at this stage of our transformation.
▪The overall payout was 100% of the target amount, as the Company exceeded the program’s target for Revenue and was slightly behind the targets for Adjusted EBITDA and Adjusted EPS.
•The design and performance measures used in the performance stock units awarded in 2025 were very similar to the
2024 PSUs.
▪The measures are Adjusted Revenue Growth and Adjusted EPS Growth (weighted 50% each), which align with the drivers of our long-term financial performance. The growth goals for all three years in the performance period were set in advance at the time of grant and were consistent with our long-range plan and the expectations for key measures that we communicated to our investors.
▪Consistent with our performance against these measures, the first tranche of the 2025 PSUs was earned at 117% of the target number of shares.
▪The ultimate number of shares earned is subject to potential adjustment by +/- 25% at the end of the three-year performance period based on our TSR relative to the S&P 500 over that period, helping to align the ultimate payout with the shareholder experience.
•Although revenue and EPS metrics are used in both the annual cash incentive program and the PSUs, we also incorporate additional performance measures in order to strike an appropriate balance with respect to incentivizing top-
line growth, profitability, non-financial business imperatives and shareholder returns over both the short-term and long-
term horizons. In addition, although the PSUs measure the rate of Adjusted Revenue Growth and Adjusted EPS growth annually, the target growth rate for each year was set in advance, at the time of grant, providing an additional area of divergence from the annual cash incentive program.
2026 Compensation Program Changes:
•In 2026, the Compensation Committee reduced the extent of overlap between the performance measures used in the annual cash incentive program and the PSUs by (1) shifting rTSR from a modifier to a stand-alone performance measure in the PSUs for the CEO and her direct reports, with a 20% weight and (2) removing
EPS as a performance measure in the annual cash incentive program and replacing it with free cash flow, with a 20% weight. The Compensation Committee will continue to assess the performance measures in the annual cash incentive program and PSUs based on what it believes will best incentivize management to promote the long-term success of the Company.
The Compensation Committee continues to consider shareholder feedback in its decision-making process. The shareholder engagement process is embedded into our annual cadence of Board work. In early 2026, we offered engagement meetings to shareholders representing collectively more than 40% of our outstanding shares. Many of the shareholders to whom we offered engagement meetings replied that they had no concerns or questions that they wanted to discuss, but members of our management team and our Independent Chair met with all shareholders who accepted our offer to engage. Our discussions included our executive compensation program philosophy and structure, as well as adjustments we made to our executive compensation program in 2025, which were received positively.

2026 Proxy Statement	51
Compensation Discussion and Analysis
2025 Performance Highlights
2025 was a year of strong performance for FIS. Our financial results met or exceeded the expectations for key measures that we communicated to investors at the beginning of the year, we reached agreements to acquire the FIS Total Issuing
Solutions business and to sell our remaining equity interest in Worldpay; these transactions were completed in early 2026.

FINANCIAL RESULTS MET OR EXCEEDED GUIDANCE	ACQUISITION OF FIS TOTAL ISSUING SOLUTIONS BUSINESS AND SALE OF REMAINING WORLDPAY INTEREST

•Revenue growth of 5%; Adjusted revenue growth*
accelerated to 5.8%, above top end of guidance range
•Net income attributable to FIS from continuing
operations of $382 million; Adjusted EBITDA* of
$4.331 billion, at top end of guidance range
•Diluted earnings per share of $0.73; Adjusted EPS* of
$5.75 (10.2% growth), at midpoint of guidance range
•Net cash provided by operating activities was $2.6
billion; Adjusted free cash flow* conversion of 88%,
above top end of guidance range

•Acquisition brings modern product roadmap and a
strong presence serving large financial institutions
•With the acquisition, FIS now operates the most
comprehensive data set in the industry, enabling
differentiated insights and unlocking new AI-driven
capabilities and platform innovation
•Projected to be slightly accretive in the first year
•Proceeds from Worldpay minority interest sale were
redeployed into cash-generating assets

*Adjusted revenue, adjusted EBITDA and adjusted EPS are financial measures that are not calculated in accordance with GAAP. Adjusted free cash flow conversion is a ratio calculated as the quotient of financial measures that are not calculated in accordance with GAAP. Please see Appendix A for reconciliations of these measures to the most directly comparable GAAP measures.

Activated Commercial Excellence Across the Enterprise: Our commercial excellence initiatives built momentum, as recurring sales in the fourth quarter of 2025 increased 20% by annual contract value from the fourth quarter of 2024, with particularly strong recurring sales growth in high-growth solutions such as digital, payments and lending. Our targeted investments in high growth vectors and emerging technologies, including AI, are bearing fruit.
Prudent Capital Allocation: Share repurchases totaled $1.3 billion, above our guidance, and we paid $847 million in shareholder dividends. Following the FIS Total Issuing Solutions acquisition, we have temporarily paused share repurchases and tuck-in merger and acquisition activity to accelerate de leveraging.
We are proud of the operating and financial performance we continued to achieve and deliver in 2025, in spite of broader industry disruption which has weighed on share price performance. As the system of record at the heart of global financial institutions, we hold the industry’s most comprehensive data set, maintain long-standing and deeply-embedded relationships, and operate a highly specialized regulatory and compliance infrastructure that would be very difficult to replicate — all of which positions us uniquely to deliver differentiated AI solutions.

52	FIS Global
Compensation Discussion and Analysis
Compensation Governance
Our Compensation Committee regularly reviews our executive compensation program and makes adjustments that they believe to be in the best interests of the Company and our shareholders. As part of this process, our Compensation
Committee reviews compensation trends, listens to stakeholder feedback and considers what is thought to be current best practices by our independent compensation consultant, with the goal of continually improving our approach to executive compensation.

What We Do	What We Do Not Do

  Deliver the majority of executives’ total
compensation in the form of at-risk,
performance-based compensation
  Utilize performance-based vesting requirements for
the majority of our equity awards in the form of
performance stock units
  Require our executive officers and directors to satisfy
rigorous stock ownership guidelines
  Maintain a clawback policy
  Prohibit executive officers from engaging in hedging
transactions in FIS stock or pledging FIS stock
  Conduct annual risk assessment of
compensation programs
  Market comparison of executive compensation
against a relevant peer group
  Use of an independent compensation consultant
reporting directly to the Compensation Committee
and providing no other services to the Company
  Double-trigger vesting of equity awards in the event
of a change in control under our long-term
incentive plan
  Annual say-on-pay vote

  Provide guaranteed short-term incentives
  Provide tax gross-ups of payments or perquisites,
except in the case of relocation expenses that are
generally available to all employees
  Provide significant perquisites
  Maintain any form of supplemental executive
retirement plan (SERP)
  Reprice or exchange underwater options without
shareholder approval
  Provide excessive severance benefits
  Pay dividends or dividend equivalents on unearned
equity awards
  Permit hedging, pledging or short sales of
our securities

2026 Proxy Statement	53
Compensation Discussion and Analysis
2025 Say-On-Pay Vote and Shareholder Engagement
At our 2025 Annual Meeting, the advisory say-on-pay proposal received 93.6% support of votes cast, demonstrating the approval of our executive compensation program by our shareholders. We believe that the strong support shown by our shareholders reflects the changes we made to our executive compensation program in response to feedback received during the course of our engagement with shareholders over the past three years.
For our shareholder engagement meetings in early 2026, we offered engagement meetings to shareholders representing collectively more than 40% of our outstanding shares, and members of our management team and our Independent Chair met with all shareholders who accepted our offer to engage. Many of the shareholders to whom we offered engagement meetings replied that they had no concerns or questions that they wanted to discuss.
The executive compensation topics discussed in our meetings included compensation philosophy and structure.
Our shareholders continued to be supportive of the structure of our executive compensation program, including the emphasis on performance-based pay, the focus on incentivizing operational excellence and the alignment of compensation outcomes with shareholder returns.
Each year, the Compensation Committee evaluates our program in light of the strategic direction of the Company, market conditions, shareholder views (including the results of our annual say-on-pay vote) and governance considerations, and makes changes deemed appropriate for our business. Accordingly, we will continue to take into account shareholder feedback, input from our independent compensation consultant, and the outcome of future say-on-pay votes when assessing our executive compensation program and policies as discussed in this Compensation Discussion and Analysis.
Compensation Philosophy
The primary goal of our executive compensation program is to drive continued profitable growth and successful execution of our business objectives, thereby creating value for our shareholders. Our compensation program is grounded on the concept of paying for performance and intended to foster a high-performance culture, aligning the interests of our executive team with those of our shareholders.
Our compensation program is designed to attract and retain high-performing executives and key employees, as there is significant competition in our industry for talent. We seek to accomplish these objectives by providing our executives with total target compensation that is competitive relative to the compensation paid to similarly situated executives at similarly sized companies. We believe that this is critical to our efforts to motivate, reward and retain those individuals with the leadership abilities and skills necessary for achieving our objectives: delivering value to our clients, investing in and retaining our employees, supporting the communities in which we work, dealing fairly and ethically with our suppliers, and generating long-term value for shareholders.
Compensation Objectives
Our Compensation Program Supports Our Corporate Strategy and
Business Objectives
The primary goal of our executive compensation program is to drive continued profitable growth and successful execution of our business objectives and thereby create value for our shareholders. We seek to achieve this goal by:
•Tying a significant majority of our NEOs’ compensation to our corporate financial performance and the creation of shareholder value. In 2025, 94.5% of the CEO's total target compensation (and 87.4% of the compensation of the other four NEOs on average) was tied to corporate financial performance and the creation of shareholder value;
•Structuring our performance-based programs to focus our NEOs on attaining key goals that are designed to be aligned with and support our strategic business objectives, which in turn drive shareholder value;
•Directly aligning the interests of our executive officers and shareholders by requiring that our executive officers own meaningful amounts of FIS stock;
•Recognizing our executives’ leadership abilities, scope of responsibilities, experience, effectiveness, and individual achievements; and
•Attracting, motivating, and retaining a highly qualified and effective global management team that can deliver superior performance and build long-term shareholder value.

54	FIS Global
Compensation Discussion and Analysis
Establishing Executive Compensation Levels
We operate in a highly competitive industry and compete with our peers and competitors to attract and retain highly skilled executives within that industry. To attract and retain talented executives with the leadership abilities and skills deemed necessary to build long-term shareholder value, motivate our executives to perform at a high level and reward outstanding achievement, our Compensation Committee sets total compensation at levels it determines to be competitive in our market.

When determining the overall compensation of our NEOs, including base salaries and annual and long-term incentive amounts, our Compensation Committee considers a number of important qualitative and quantitative factors, including:

•The NEO’s experience, knowledge, skills, level of responsibility and potential to influence our performance and future success;
•Our financial performance;
•The NEO’s current base salary and recent annual and long-term incentive awards;
•The business environment and our business objectives and strategy;
•The need to retain and motivate our NEOs;
•Corporate governance, shareholder input and regulatory factors related to executive compensation; and
•Marketplace compensation levels and practices.
The compensation decisions are not formulaic, and the members of our Compensation Committee did not assign precise weights to the factors listed above. The Compensation Committee utilized their individual and collective business judgment to review, assess, and approve compensation for our NEOs.
Use of Peer Group Data
To support its review of our executive compensation and benefit programs for 2025, the Compensation Committee engaged Meridian, an independent compensation consultant, to conduct a marketplace review of the compensation we pay to our executive officers. Meridian gathered marketplace compensation data on total compensation, which consisted of annual salary, annual incentives, long-term incentives, executive benefits, executive stock ownership levels, as well as overhang and dilution from the equity incentive plan, pay mix and other key statistics. The marketplace compensation data is an important element in the decisions of our Compensation Committee, but our Compensation Committee ultimately made decisions based on all of the factors described above rather than just relying on peer data.
Meridian assisted our Compensation Committee in evaluating the group of companies, which we refer to as our "peer group," which the Compensation Committee uses as a source of marketplace compensation information to assist the
Compensation Committee in evaluating the Company’s executive compensation program. The peer group that was used to assist the Compensation Committee in evaluating our 2025 compensation program was selected in late 2024 to include companies with similarities to FIS based on an average revenue and market capitalization range, industry focus (based on
Global Industry Classification Standard (“GICS”) Code), nature and complexity of operations, including international focus, as well as companies that compete with us for business and/or executive talent. The Compensation Committee generally screened for companies with revenue in the range of one-third to three times our projected revenue and market capitalization in the range of one-third to three times our market capitalization, but was willing to consider companies falling outside this range if they shared other similarities with FIS.

2026 Proxy Statement	55
Compensation Discussion and Analysis
The peer group selected by the Compensation Committee in late 2024 consisted of the following companies:

Company	GICS Sub-Industry	Revenue (LTM)(1)	Market Cap(1)
Automatic Data Processing, Inc.	Human Resource and Employment Services	$19,203	$112,858
Block, Inc.	Transaction and Payment Processing Services	$25,503	$41,328
Broadridge Financial Solutions, Inc.	Data Processing and Outsourced Services	$6,057	$25,096
Discover Financial Services(2)	Consumer Finance	$11,686	$35,223
Fiserv, Inc.	Transaction and Payment Processing Services	$20,122	$103,429
Global Payments Inc.	Transaction and Payment Processing Services	$9,898	$26,059
Intercontinental Exchange, Inc.	Financial Exchanges and Data	$8,811	$92,230
Mastercard Incorporated	Transaction and Payment Processing Services	$26,390	$456,190
MSCI Inc.	Financial Exchanges and Data	$2,703	$45,847
Nasdaq, Inc.	Financial Exchanges and Data	$6,567	$42,049
PayPal Holdings, Inc.	Transaction and Payment Processing Services	$31,028	$79,773
SS&C Technologies Holdings, Inc.	Data Processing and Outsourced Services	$5,664	$18,213
S&P Global Inc.	Financial Exchanges and Data	$13,276	$161,648
Synchrony Financial	Consumer Finance	$9,007	$19,714
The Bank of New York Mellon Corporation	Asset Management and Custody Banks	$17,801	$53,030
Tradeweb Markets Inc.	Financial Exchanges and Data	$1,511	$26,370
Visa Inc.	Transaction and Payment Processing Services	$34,918	$523,056
75th Percentile		$20,122	$103,429
Median		$11,686	$45,847
25th Percentile		$6,567	$26,370
Fidelity National Information Services, Inc.	Transaction and Payment Processing Services	$9,957	$45,691
Percentile Ranking		44%	50%
(1)All information provided is as of October 2024, as reflected in the marketplace review provided by Meridian in connection with the Compensation
Committee’s review of our executive compensation and benefit programs for 2025, and does not reflect any subsequent mergers, acquisitions or divestitures affecting any of the peer group companies.
(2)Discover Financial Services ceased to be included in the peer group after it was acquired by Capital One in early 2025.
In selecting this peer group, the Compensation Committee added five companies and removed three companies from the peer group that it used to help it evaluate the 2024 compensation program. The Compensation Committee added
MSCI Inc., which has a similar market capitalization and uses a subscription-based revenue model; S&P Global Inc., which has roughly comparable revenue to FIS and also operates a subscription-focused revenue model; Synchrony
Financial, which has roughly comparable revenue to FIS; The Bank of New York Mellon Corporation, which, like FIS, provides a range of financial products and services in the U.S. and internationally and has a market capitalization similar to FIS; and Tradeweb Markets Inc., which, although smaller than FIS in terms of revenue and market capitalization, deploys a services-oriented strategy focused on capital markets. The Compensation Committee removed
American Express Company, which is considerably larger than FIS in terms of both revenue and market capitalization and has a dissimilar business model; DXC Technology Company, which has a considerably smaller market capitalization than FIS and does not serve the same end-markets; and The Western Union Company, which is considerably smaller than FIS in terms of both revenue and market capitalization and does not serve similar customers.
The overall effect of these changes was to include more companies in the peer group that have operational similarities to FIS and to bring the median revenue for the peer group substantially closer to FIS’s revenue without significantly changing FIS’s positioning relative to the peer group’s median market capitalization.

56	FIS Global
Compensation Discussion and Analysis
The Compensation Committee maintains a broader compensation philosophy that generally targets peer group median levels, but, for high performing, key executives, the Compensation Committee may choose to exceed the median levels when appropriate in order to incentivize long-term value creation for our shareholders. While Ms. Ferris’ total target compensation opportunity in 2025 slightly exceeded the peer group median, the Compensation Committee designed
Ms. Ferris’ 2025 compensation so that long-term incentive compensation (of which approximately 66% was performance-
based) accounted for the excess over the median. As a result, Ms. Ferris will achieve realized compensation above the peer group median only if the Company’s performance objectives are met or exceeded. This creates further alignment between Ms. Ferris and the shareholders, reinforcing shareholder experience with the risk and rewards of equity ownership.
The marketplace data information in this discussion is not deemed filed or part of the Compensation Discussion and
Analysis for certification purposes.
Role of Compensation Committee, Compensation Consultant and
Executive Officers
Our Compensation Committee is responsible for reviewing, approving and monitoring the compensation program for our
NEOs, as well as our other executive officers. Our Compensation Committee is also responsible for administering our stock incentive plans and approving individual grants and awards for our executive officers.
To further the objectives of our compensation program, our Compensation Committee engaged Meridian in 2025 to conduct an ongoing review over the course of the year of our compensation program for our NEOs, other executive officers and our Board. Meridian provided our Compensation Committee with relevant market data on compensation, including annual salary, annual incentives, long-term incentives, other benefits, total compensation and pay mix, and alternatives to consider when making compensation decisions.
The Compensation Committee may also give specific assignments to Meridian from time to time and may ask for
Meridian’s assistance when it is considering a special or one-time compensation arrangement. In addition, members of our Compensation Committee have discussions with Meridian between meetings as specific questions arise. Meridian was selected by our Compensation Committee and reports directly to the committee.
Ms. Ferris provided input and made recommendations to the Compensation Committee regarding executive compensation levels for executive officers. In addition, Mr. Toohey, our Chief People Officer, coordinated with the
Compensation Committee’s Chair and Meridian in preparing the Compensation Committee’s meeting agendas and materials. Although our Compensation Committee considered the recommendations of Ms. Ferris with regard to our executive officers, our Compensation Committee exercises its discretion when making compensation decisions and may modify the recommendations. Ms. Ferris did not make recommendations to our Compensation Committee with respect to her own compensation.
While our Compensation Committee carefully considers the information provided by, and the recommendations of,
Meridian and the individuals who participate in the compensation process, the Compensation Committee retains complete discretion to accept, reject or modify any recommended compensation decisions.
Independence of the Compensation Consultant
The Compensation Committee approves Meridian’s fee structure and terms of engagement.
Meridian only provided compensation advisory services to the Compensation Committee in 2025 and did not provide any other services unrelated to executive or director compensation.
The Compensation Committee has considered and assessed relevant factors, including but not limited to those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act, that could give rise to a potential conflict of interest with respect to Meridian’s service in 2025. Based on this review, the Compensation Committee determined that there are no conflicts of interest raised by the work performed by Meridian.

2026 Proxy Statement	57
Compensation Discussion and Analysis
Compensation Elements
Components of 2025 Total Compensation and Pay Mix
We compensate our executives primarily through a mix of base salary, annual cash incentives, and long-term equity-based incentives. We also maintain employee benefit plans for our employees and executive officers.
Some executive officers, including our NEOs, may also receive limited additional benefits. The compensation earned by our NEOs in 2025 consisted of the following:

Compensation component	Purpose of the compensation component

Base salary	Salary provides a level of assured, regularly paid, cash compensation that is designed to be competitive and reasonable to allow us to attract and retain key executives.

Annual cash incentive
Performance-based annual cash incentives designed to motivate our NEOs to achieve or exceed our in-year operating plan and help to attract and retain key executives.
The performance measures and their weighting for the 2025 annual cash incentive program were: Revenue (40%), Adjusted EBITDA (30%), Adjusted EPS (20%), and Net Promoter
Score (10%).

RSUs
Time-based restricted stock units help to tie our NEOs’ long-term financial interests to the
Company’s stock price performance and to the long-term financial interests of shareholders, as well as to retain key executives through the three-year vesting period and maintain a market-competitive position for total compensation.

PSUs
Performance stock units motivate our NEOs to achieve results in selected metrics that drive the Company’s financial performance and help tie our NEOs’ long-term financial interests to the long-term financial interests of shareholders, as well as to retain key executives through the three-year vesting period and maintain a market-competitive position for total compensation.
The performance measures and their relative weighting for the 2025 PSU awards were: an
Adjusted Revenue Growth metric (50%) and an Adjusted EPS Growth metric (50%). The
PSUs also include a total shareholder return (“TSR”) modifier based on the Company’s relative TSR measured against the S&P 500 Index.

A significant component of the NEOs’ compensation (94.5% for the CEO and 87.4% for the other NEOs on average) is at-risk compensation, with the value of such compensation fluctuating based on performance against pre-established performance metrics and/or our stock price. Approximately 65.8% of Ms. Ferris’ 2025 target compensation and 56.4% (on average) of our other NEOs’ 2025 target compensation were based on performance-based cash and performance-based equity incentives that are tied to our financial performance, stock price growth and TSR.

CEO 2025 TARGET*		AVERAGE NEO 2025 TARGET

5.5%
12.5%
28.7%
65.8%
Performance-Based
Compensation
53.3%
94.5% at Risk

12.6%
31.0%
18.0%
38.4%
56.4%
Performance-Based
Compensation
87.4% at Risk

Base Salary	Performance-Based Cash	Base Salary	Performance-Based Cash
Performance-Based Equity	Time-Based Equity	Performance-Based Equity	Time-Based Equity

58	FIS Global
Compensation Discussion and Analysis
2025 Total Compensation
The allocation of our NEOs’ compensation among the various compensation elements from year to year is not formulaic.
Instead, it reflects our Compensation Committee’s business judgment regarding the best allocation of compensation based on a number of objective and subjective factors, including marketplace data provided by our Compensation
Committee’s independent compensation consultant; the challenges facing FIS in the industry and market environment; an assessment of each executive’s level of responsibility; the individual skills, experience and contribution of each executive;
and the ability of each executive to impact company-wide performance and create long-term shareholder value. In recent years the Compensation Committee has also considered the stage the Company has reached in achieving its strategic transformation and the allocation and design features that it considers best suited to continue to advance that transformation.
In early 2025, the Compensation Committee approved increases in Ms. Ferris’ base salary, target opportunity under the annual cash incentive program and target long-term incentive compensation award, in the amounts described in more detail in the following sections. These increases were awarded following a market comparison of Ms. Ferris’ total compensation relative to our compensation peer group and in recognition of her strong performance, the significant progress made by the Company in its strategic transformation, the extensive effort required to lead the continuing transformation, and the need to incentivize long-term value creation for our shareholders. The Compensation Committee firmly believes that Ms. Ferris is the right person to lead our ongoing transformation. In light of these factors, the
Compensation Committee considered it appropriate for Ms. Ferris to have a total target compensation slightly above the peer group median. At the same time, the Compensation Committee believed that it was important for the large majority of
Ms. Ferris’ compensation increase to be in the form of long-term incentive compensation, in order to incentivize long-term value creation and to enhance retention. Accordingly, 88% of the increase in Ms. Ferris’ total target compensation was in the form of equity compensation (of which approximately 66% is linked to long-term performance goals), reinforcing the link between compensation, long-term performance and the shareholder experience. After these adjustments, Ms. Ferris’
base salary and target bonus opportunity were each in line with the peer group median, and the target value of her long-
term incentive compensation was slightly above the peer group median.
Compensation Process
Base Salary
Although the emphasis of our compensation program is on performance-based, at-risk pay, we provide our NEOs with base salaries that are intended to provide a level of regularly paid, cash compensation that is competitive and reasonable.
Our Compensation Committee reviews salary levels annually as part of our performance review process, as well as in the event of promotions or other changes in our NEOs’ positions or responsibilities. When establishing base salary levels, our
Compensation Committee considers the peer group and market compensation data provided by the Compensation
Committee’s independent compensation consultant, as well as qualitative factors, including the NEO’s experience, knowledge, skills, level of responsibility and performance.

NEO	2024 Base Salary	2025 Base Salary	Increase
Stephanie L. Ferris(1)	$1,200,000	$1,250,000	4%
James Kehoe	$975,000	$975,000	0%
Firdaus Bhathena	$700,000	$700,000	0%
Robert Toohey	$700,000	$700,000	0%
Caroline Tsai(2)	$700,000	$700,000	0%
(1)Ms. Ferris’ salary increase was effective January 1, 2025. Please see “2025 Total Compensation” for a discussion of the reasons for the Compensation
Committee’s decision to approve her increase.
(2)Ms.Tsai’s 2024 salary rate was increased effective July 1, 2024 from $630,000 to $700,000.

2026 Proxy Statement	59
Compensation Discussion and Analysis
Annual Cash Incentive
We award annual cash incentives based upon the achievement of pre-defined business and financial objectives. The annual cash incentive program plays an important role in our approach to total compensation. It is designed to motivate participants to improve the Company’s performance for a fiscal year, and it requires that we achieve pre-established annual performance goals before participants become eligible for an incentive payout. We believe that achieving our annual business and financial objectives aligns with and supports the execution of our business strategy, strengthening our products and solutions, improving customer satisfaction, gaining new customers and delivering long-term value to shareholders. In addition, the annual cash incentive program is designed to help to attract and retain a highly qualified management team and to maintain a market-competitive compensation program.
In the first quarter of each fiscal year, our Compensation Committee approves the fiscal year performance objectives and a target incentive opportunity for each participant, as well as the potential incentive opportunity range for maximum and threshold performance. When establishing target annual cash incentive opportunities for each NEO, our Compensation
Committee considers the peer group and market compensation data provided by the Compensation Committee’s independent compensation consultant. In addition, the Compensation Committee sets target annual cash incentive opportunities at a level intended to be significant enough to focus our NEOs on attaining key goals that are aligned with and support our strategic business objectives, which in turn drive growth in shareholder value.
No annual incentive payments are due to a NEO in respect of each goal if the pre-established, minimum performance levels for that goal are not met, and total payments for each NEO are capped at the maximum performance payout level of 200% of the NEO’s target annual incentive. In addition, the financial performance measures under the program are derived from our annual audited financial statements included in our Form 10-K. Annual incentive program payments are only made after completion of the audit and approval by our Compensation Committee. Finally, in order to allow the
Compensation Committee flexibility to consider other factors it deems relevant, the Compensation Committee retains the authority to exercise negative discretion to reduce payouts under the annual incentive program as it deems appropriate.
The reasons for the Compensation Committee’s decision to increase Ms. Ferris’ target incentive opportunity in 2025 are described above under “2025 Total Compensation.” Following the increase, Ms. Ferris’ total target cash opportunity (base salary plus target bonus opportunity) is in line with the peer group median. The Compensation Committee decided to increase Mr. Bhathena’s target incentive opportunity in 2025 to align his target opportunity with the other NEOs.

NEO	2024 Target Performance-based Annual Cash Incentive(1)	2025 Target Performance-based Annual Cash Incentive(1)
Stephanie L. Ferris	200%	225%
James Kehoe	150%	150%
Firdaus Bhathena	130%	140%
Robert Toohey	140%	140%
Caroline Tsai	140%	140%
(1)Target annual incentives in these columns are expressed as a percentage of base salary earned during the year.
2025 Annual Cash Incentive Program Goals and Results
Overview of the Program. The Compensation Committee selected four performance measures for awarding 2025 annual cash incentives: three financial metrics (i.e., a revenue metric, weighted at 40%; an EBITDA metric, weighted at
30%; and an earnings per share metric, weighted at 20%) and one measure tied to our operating performance (i.e., Net
Promoter Score improvement, weighted at 10%).
The weights assigned to each measure reflect the importance of each metric to the Company at that particular stage in executing its strategic transformation. The Compensation Committee elected to increase the aggregate weight of the financial performance metrics from 80% in 2024 to 90% in 2025 to reflect the greater importance the Compensation
Committee placed on financial performance improvement as the Company continued to progress in its strategic transformation. The greater weighting of financial performance metrics also increased the alignment of management’s compensation with shareholders’ experience.

60	FIS Global
Compensation Discussion and Analysis
Each financial performance measure had a threshold, target and maximum level of performance, with a payout level corresponding to each performance level, which are described below under “Program Results.” Each performance measure was evaluated independently of the others, and a failure to attain the threshold level for any particular performance measure would not preclude an annual incentive payment with respect to any other performance measures for which the threshold level of performance was attained. In addition, the Compensation Committee retained full discretion to reduce or withhold the 2025 annual incentives for all NEOs, regardless of the results for the designated measures.
Selection of Performance Measures and Setting of Threshold, Target and Maximum Performance Levels. The
three financial performance metrics selected for the 2025 annual cash incentive program were based on Revenue,
Adjusted EBITDA and Adjusted EPS, which are key measures in evaluating the financial performance of our business, and which can have a significant impact on our share price and the investment community’s future expectations. The calculation of these financial performance metrics is described below. The threshold, target and maximum levels of performance for the three financial performance measures were set at the beginning of 2025 as part of our annual budget process, were based on the levels of Revenue, Adjusted EBITDA and Adjusted EPS, respectively, in our annual budget and were consistent with annual guidance communicated to the investment community in February 2025. The
Compensation Committee elected to use Revenue and Adjusted EBITDA in order to provide continuity of focus of the objectives from 2024 and to incentivize management, at that stage of the Company’s strategic transformation, to focus on growing the Company’s business while improving profitability. The Compensation Committee decided to add Adjusted
EPS for 2025 to further increase the focus on attaining profitability objectives.
The Net Promoter Score operating performance goal was also established at the beginning of the year and used a balanced scorecard that was directly tied to the strategic benefits the Company hoped to achieve from initiatives to enhance customers’ satisfaction with the Company’s products and services. Future Forward cash savings was an operating goal in the 2024 annual cash incentive program, but the Compensation Committee elected to discontinue using it as one of the operating performance metrics in 2025 because much of the work of implementing the Future Forward program and positioning the Company to realize ongoing cash savings had been accomplished in 2024.
The performance measures were designed with significant rigor and with a goal to drive outstanding operational performance by our management team and employees. The target levels of performance that the Compensation
Committee selected for the 2025 annual incentive program were consistent with our annual budget, business plan and our investor guidance, as well as our long-term financial plan and our strategic objectives.
The Compensation Committee believes that the performance measures used for our annual incentives, together with the equity-based incentives and stock ownership levels applicable to our NEOs, provide a high level of objectivity and transparency and a good balance that focuses our NEOs on achieving short-term goals while not encouraging behavior that could be detrimental to delivering sustainable, long-term value. When establishing the performance measures and goals for the 2025 annual incentive awards, the Compensation Committee considered the following key factors:
•Consistency among the 2025 performance targets and the 2025 business plan;
•The 2025 financial performance targets, as compared to the 2024 financial performance targets and 2024 actual performance;
•Alignment of the 2025 financial performance targets with our guidance to investors as described above;
•Impact of macro-economic factors on performance targets; and
•The significant challenge presented to reach the target goals and the extraordinary achievement required to earn a maximum payout.

2026 Proxy Statement	61
Compensation Discussion and Analysis
Calculation of Financial Performance Measures. In the following table, we explain how we calculated the financial performance measures and why we use them.

Performance measure	How calculated	Reason for use

Revenue Metric	Based on revenue as reported in the Annual Report on Form 10-K, adjusted for the impact of foreign currency exchange rates.	This metric is an important measure of the growth of the Company, our ability to satisfy our customers and to gain new customers, and the effectiveness of our products and solutions.

EBITDA Metric
Total Company Adjusted EBITDA from continuing
operations as disclosed in our earnings release for
the fourth quarter of 2025 furnished to the SEC on
Form 8-K on February 24, 2026, adjusted for foreign
currency exchange rates. Adjusted EBITDA reflects
net earnings (loss) before interest, other income
(expense), taxes, equity method investment earnings
(loss), and depreciation and amortization, and
excludes certain costs that do not constitute normal,
recurring, cash operating expenses necessary to
operate our business. This measure is reported to
the chief operating decision-maker for purposes of
making decisions about allocating resources to the
segments and assessing their performance.
This metric reflects our operating strength and efficiency. It also reflects our ability to convert our revenue into operating profits for shareholders.

EPS Metric
Adjusted Net Earnings per share (EPS) from continuing
operations as reported in our earnings release for the
fourth quarter of 2025 furnished to the SEC on Form 8-K
on February 24, 2026. Adjusted Net Earnings excludes
the effect of purchase price amortization, as well as
certain costs that do not constitute normal, recurring,
cash operating expenses necessary to operate our
business. Adjusted EPS reflects Adjusted Net Earnings,
as defined above, divided by weighted average diluted
shares outstanding.
Adjusted EPS is the key profit metric that measures how the Company is executing across all business drivers. It is one of the key measures used by investors to value companies.
As described in the preceding table, the financial performance metrics used for the annual incentive program reflect adjustments from the corresponding publicly-reported results to eliminate financial impacts of certain costs and transactions deemed non-operational in nature, so that our NEOs’ compensation is not impacted, negatively or positively, by events that do not reflect the underlying operating performance of the business. In 2025, the following adjustments to the reported results for the Revenue metric, the EBITDA metric and the EPS metric (reflected in millions, except per share amounts) were made:

	2025 Reported Results	Foreign Exchange	Acquisition, Integration and Other Payments	2025 Adjusted Results for Annual Incentive Program Metrics
Revenue	$10,677	$(90)	$(41)	$10,546
Adjusted EBITDA	$4,331	$(17)	$(5)	$4,309
Adjusted EPS	$5.75	$—	$(0.01)	$5.74

62	FIS Global
Compensation Discussion and Analysis
Program Results. The table below shows the performance goals and results for 2025. In the aggregate, the Company's performance across all four goals led to an overall payout of 100% of the target amount.
2025 Annual Cash Incentive Program - Performance Goals and Results

Performance Measure and Weight	Performance and Payout Levels	Calculated Payout (Weight x Payout Factor)
Revenue Metric 40% Weight	($ in millions, except per share amounts)

		49%

EBITDA Metric 30% Weight		28%

EPS Metric 20% Weight		18%

Net Promoter Score 10% Weight	Balanced scorecard for goals and results	5%

The Compensation Committee determined the total annual incentive award payment for each NEO based on the
Company’s performance as compared to each of the applicable performance measures described above following the filing of the Company’s audited financial statements in our Annual Report on Form 10-K for 2025.
Long-Term Equity Incentives
In 2025, the Company used an annual equity grant mix for our NEOs that included a mix of PSUs and RSUs. The equity grants all contain a three-year vesting period, with the PSUs cliff-vesting (based on performance and service) at the end of the performance period and the RSUs vesting ratably in three equal annual installments based on continued service.
The PSUs and RSUs each accounted for 50% of the total annual grant for Ms. Tsai and Messrs. Bhathena and Toohey.
For Ms. Ferris and Mr. Kehoe, the PSUs accounted for 65% of the total annual grant, with the RSUs accounting for the remaining 35% of the total annual grant.
We use this grant framework to align with our peer group and the growing trend in long-term incentive grants of adopting three-year based goals for performance-based equity, to differentiate the performance measures used in the PSUs from those used in the Company's annual cash incentive program and to utilize the shares more efficiently in our shareholder approved equity plan.

2026 Proxy Statement	63
Compensation Discussion and Analysis
2025 Annual Long-Term Incentive Awards(1)

Name	RSUs	PSUs	Total LTI Granted(1)
Stephanie L. Ferris	$6,475,000	$12,025,000	$18,500,000
James Kehoe	$2,100,000	$3,900,000	$6,000,000
Firdaus Bhathena	$2,000,000	$2,000,000	$4,000,000
Robert Toohey	$1,500,000	$1,500,000	$3,000,000
Caroline Tsai	$2,000,000	$2,000,000	$4,000,000
(1)Reflects grant values approved by the Compensation Committee which differs from the ASC 718 values reported in the 2025 Summary
Compensation Table.
We intend for our long-term equity incentives to:
•tie NEOs’ long-term financial interests to the Company’s performance and to the long-term financial interests of shareholders;
•retain the NEOs over the multi-year vesting period; and
•maintain market-competitive levels of total compensation.
Ms. Ferris’ 2025 annual long-term incentive award of $18.5 million represented an increase of $3.5 million from the
$15 million annual long-term incentive award she received in 2024. The reasons for the Compensation Committee’s decision to increase Ms. Ferris’ annual long-term incentive award in 2025 are described above under “2025 Total
Compensation.” With this increase, the portion of Ms. Ferris’ total target compensation that is in the form of long-term awards and tied to the Company’s long-term financial performance and stock price is slightly above the peer group median.
Mr. Bhathena’s and Ms. Tsai’s 2025 annual long-term incentive awards of $4.0 million represented increases of $700,000 and $500,000, respectively, from the $3.3 million and $3.5 million annual long-term incentive awards they received, respectively, in 2024. The Compensation Committee decided to increase their 2025 annual long-term incentive awards in line with NEO compensation structural changes.
Mr. Toohey joined the Company in late 2024. The long-term incentive award he received in 2025 was his first annual award.
Further details concerning the equity-based awards granted in 2025 to our NEOs are provided in the 2025 Grants of
Plan-Based Awards table and the 2025 Outstanding Equity Awards at Fiscal Year-End table and the related footnotes.
Terms: PSU grants made in 2025 and 2024
The design and terms of the PSUs granted in 2025 were similar to those granted in 2024, in order to provide continuity of focus and objectives. The two principal differences between the 2025 PSUs and the 2024 PSUs relate to the scale that is used to calibrate the percentage of the target number of shares earned against performance and the inclusion of an rTSR modifier in all grants, as described below.
The performance vesting element is based on pre-determined three-year targets for two performance goals: annual
Adjusted Revenue Growth and annual Adjusted EPS Growth, with each goal weighted equally. Each performance goal is measured using a constant growth rate approach, with three annual targets established at the beginning of the three-year performance period — each expressed as a growth rate over the prior year’s actual results (except that if the growth rate for the prior year exceeded the maximum level, growth for the succeeding year is measured from the prior year’s maximum level rather than actual results). Performance for each year is tracked and “banked,” and at the end of the three-year period, the final payout will be the average of the three annual achievements. The threshold, target, and maximum growth levels in the PSU awards were set to align with the Company's long-term plan at the time the targets were set. Additionally, annual growth rate targets were set to reflect and reward consistent, sustained improvement, and include a level of “stretch” performance designed to motivate our NEOs to deliver strong performance while operating within the Company’s established risk framework.

64	FIS Global
Compensation Discussion and Analysis
Each year, under the performance vesting element, one-third of the PSUs may be earned between 0% and 200% of the target grant amount. Shares earned remain subject to a service-based cliff vesting requirement, which will be satisfied in
February 2028 for the 2025 PSUs and February 2027 for the 2024 PSUs.
The 2025 PSUs awarded to all of the NEOs and the 2024 PSUs awarded to Ms. Ferris and Mr. Kehoe also include a relative TSR modifier that may reduce or increase the payout determined by Adjusted Revenue Growth and Adjusted EPS
Growth performance by 25% based on our cumulative TSR performance relative to the S&P 500 Index over the three-year performance period. This feature further reinforces alignment with shareholder interests by directly linking payout outcomes to the Company’s performance relative to the S&P 500 Index over the full three-year performance period. This metric was selected to support strong alignment with the shareholder experience and long-term value creation and in consideration of the broader mix of performance metrics within the Company’s executive compensation program. The
Compensation Committee believes this structure appropriately balances goal-setting discipline, shareholder alignment, and motivational effectiveness, especially in a dynamic business environment. It will continue to assess the PSU structure annually to assess whether it remains aligned with the Company’s pay-for-performance philosophy.

TSR percentile rank relative to S&P 500 Index
	< 25th percentile	≥ 25th percentile to < 75th percentile	≥ 75th percentile
Modifier:	– 25%	No Change	+ 25%
We recognize that revenue and EPS are used for both the 2025 annual cash incentive program and the 2025 PSUs.
However, the Compensation Committee continued its historical practice of incorporating additional performance measures in order to strike an appropriate balance with respect to incentivizing top-line growth, profitability, non-financial business imperatives and shareholder returns over both the short-term and long-term horizons. In addition, although the PSUs measure the rate of Adjusted Revenue Growth and Adjusted EPS Growth annually, the target growth rate for each year was set in advance, at the time of grant, providing an additional area of divergence from the annual cash incentive program. The Compensation Committee believes that together, the annual cash incentive program and the PSUs provide a balanced and effective framework for driving both annual operational performance and sustained long-term growth.
2026 Compensation Program Changes:
In 2026, the Compensation Committee reduced the extent of overlap between the performance measures used in the annual cash incentive program and the PSUs by (1) shifting rTSR from a modifier to a stand-alone performance measure in the PSUs for the CEO and her direct reports, with a 20% weight and (2) removing EPS as a performance measure in the annual cash incentive program and replacing it with free cash flow, with a 20% weight. The Compensation Committee will continue to assess the performance measures in the annual cash incentive program and PSUs based on what it believes will best incentivize management to promote the long-term success of the Company.
Terms: PSU grants made in 2023
For PSU grants made in 2023, the performance vesting element is based 100% on TSR performance relative to the S&P
500 Index using a three-year cumulative performance period. This metric was selected to support strong alignment with the shareholder experience and long-term value creation, particularly in the first year of FIS’ transformation, and in consideration of the broader mix of performance metrics within the Company’s executive compensation program. The performance vesting target goal was 100% for TSR performance at the 55th percentile, with a threshold of 50% for TSR performance at the 30th percentile and a maximum of 200% for TSR performance at the 90th or greater percentile. If absolute TSR for the three-year period was negative, the vesting level would be capped at target.
Terms: Restricted Stock Units
The RSUs are subject to a service-based vesting requirement, whereby each grant vests on an annual ratable basis over a three-year period on the anniversary date of the grant. Dividends are not paid on RSUs unless and until the RSUs vest.

2026 Proxy Statement	65
Compensation Discussion and Analysis
2025 Performance – First Year of 2025 PSUs and Second Year of 2024 PSUs
As noted above, Adjusted Revenue Growth and Adjusted EPS Growth are the primary metrics that determine the payout level for the 2025 and 2024 PSUs, with the formulaic payout level being multiplied by a specified percentage determined based on our relative TSR to increase or decrease that payout in some cases. In the following table, we explain how we calculated the Adjusted Revenue Growth and Adjusted EPS Growth metrics used in the 2025 and 2024 PSUs and why we use them.

Performance measure(1)	How calculated	Reason for use

Adjusted Revenue Growth Metric
The year-over-year percentage increase of GAAP
Revenue as reported in the Company’s Annual Report
on Form 10-K, adjusted to eliminate the effects from
fluctuations in foreign currency exchange rates by
applying prior-period foreign currency exchange rates
to current-period revenue and to exclude revenue from
our Corporate and Other Segment.
Adjusted Revenue Growth is a key metric that measures how the Company is executing in growing its current business and generating new business.

Adjusted EPS Growth Metric
The year-over-year percentage increase of Adjusted
Net Earnings per share (EPS) from continuing
operations, as reported in the Company’s quarterly
earnings. Adjusted Net Earnings excludes the effect of
purchase price amortization, as well as certain costs
that do not constitute normal, recurring, cash operating
expenses necessary to operate our business. Adjusted
EPS reflects Adjusted Net Earnings, as defined above,
divided by weighted average diluted
shares outstanding.

Adjusted EPS Growth is the key
profit metric that measures how the
Company is executing across all
business drivers, including revenue
growth, margin expansion and below
the line items. It is one of the key
measures used by investors to
value companies.

(1)In accordance with the terms of our equity plan, criteria may be further adjusted for unusual or non-recurring items as well as other corporate events impacting the Company.
The following graphs set forth the performance grids established in January 2025 applicable to the first year of the 2025
PSUs and in January 2024 applicable to the second year of the 2024 PSUs, as well as actual performance for 2025.
2025 PSUs: For the 2025 PSUs, the performance resulted in 117% of the target shares being earned, before application of the relative TSR modifier, as further described below.
2025 PSUs - Performance Goals and Results for 2025 Performance Year

Performance Measure and Weight		Performance and Payout Levels	Calculated Payout (Weight x % Earned)

Revenue Growth Metric 50% Weight	% of Target Shares Earned
			68%

EPS Growth Metric 50% Weight	% of Target Shares Earned		49%

66	FIS Global
Compensation Discussion and Analysis
The relative TSR modifier will be applied at the end of the three-year performance period based on cumulative relative TSR over the entire three-year period. As a result, the ultimate payout of the 2025 PSUs with respect to the
2025 performance year cannot be calculated at this time. Consistent with the Company’s historical design, the 2025 tranche of 2025 PSUs remains subject to time-based vesting through February 28, 2028.
2024 PSUs: For the 2024 PSUs, because 2024 EPS performance exceeded the maximum level, the growth for 2025 was measured from the 2024 maximum level rather than 2024 actual results, resulting in a lower starting point for measuring
EPS growth in 2025 than was used for the 2025 PSUs. The Company’s 2025 performance resulted in 200% of the target shares being earned for the second year of the 2024 PSUs, before application of the relative TSR modifier (in the case of
Ms. Ferris and Mr. Kehoe), as further described below.
2024 PSUs - Performance Goals and Results for 2025 Performance Year

Performance Measure and Weight		Performance and Payout Levels	Calculated Payout (Weight x % Earned)

Revenue Growth Metric 50% Weight	% of Target Shares Earned		100%

EPS Growth Metric 50% Weight	% of Target Shares Earned		100%

(1)Measured from 2024 Maximum Performance level.
The 2024 PSUs awarded to the NEOs other than the CEO and CFO did not include a relative TSR modifier, and accordingly the payout for those NEOs with respect to the 2025 performance year was 200% of the target amount, as shown in the table above. For the CEO and CFO, the relative TSR modifier will be applied at the end of the three-year performance period based on cumulative relative TSR over the entire three-year period. As a result, the ultimate payout of their 2024 PSUs with respect to the 2025 performance year cannot be calculated at this time.
Consistent with the Company’s historical design, the 2025 tranche of 2024 PSUs remains subject to time-based vesting through February 28, 2027.
2023 PSUs
The PSUs granted in 2023 use a single three-year performance period and are earned based on the Company’s cumulative total shareholder return compared to the S&P 500 Index. The Company’s cumulative TSR over the three-year performance period ranked at the 30th percentile of the S&P 500 Index, which represented the threshold level of performance and resulted in the PSUs being earned at 50% of the target amount. Based on the Company’s stock price on the vesting date of February 28, 2026 compared to the price on the grant date, the realized value of these PSUs was 40.2% of the grant date target value.

2026 Proxy Statement	67
Compensation Discussion and Analysis
2023 PSUs - Performance Goals and Results for 2023 - 2025 Performance Years

Performance Measure and Weight		Performance and Payout Levels	Calculated Payout (Weight x % Earned)

Relative Total Shareholder Return (rTSR) Benchmark: S&P 500	% of Target Shares Earned
50%

Stock Ownership Guidelines
We have formal stock ownership guidelines for all executive officers, including our NEOs, and members of our Board, to require these individuals to hold a multiple of their base salary (or annual retainer in the case of our directors) in our common stock. Our stock ownership guidelines are set above the market standard to encourage a meaningful stake in the Company and to preserve alignment with shareholders. Under our stock ownership guidelines, only fully vested shares and shares that have been deferred under our Board equity deferral plan, but would have otherwise vested, are counted toward meeting the stock ownership guidelines. In addition, executive officers must hold 50% of all equity awards from the date of vesting until such time as the officer’s total equity holdings satisfy the stock ownership guidelines. Each new executive officer and director has four years to meet the guidelines.
The guidelines are as follows:

Position	Minimum Aggregate Stock Ownership Target
Chief Executive Officer and President	10x base salary
Chief Financial Officer	3x base salary
All Other Executive Officers	2x base salary
Members of the Board	5x annual cash retainer
Each of our executive officers and each member of our Board met the stock ownership guidelines as of December 31,
2025 or were in the four-year transition period to satisfy the stock ownership guidelines.
Hedging and Pledging Policy
Our Board has adopted a hedging and pledging policy that prohibits our executive officers and directors from engaging in hedging or monetization transactions with respect to our securities, engaging in short-term or speculative transactions in our securities that could create heightened legal risk and/or the appearance of improper or inappropriate conduct, or pledging them as collateral for loans. This policy prohibits directors and executive officers from purchasing securities or other financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation, or held directly or indirectly by the executive officer or director. None of our shares held by our current directors and executive officers has been hedged or pledged.

68	FIS Global
Compensation Discussion and Analysis
Clawback Policy
The Company maintains a clawback policy to recover cash and equity incentive-based compensation from our executive officers if we are required to prepare an accounting restatement due to material noncompliance with financial reporting requirements, including an act of fraud or willful misconduct that caused the need for an accounting restatement, and the incentive-based compensation paid during the preceding three-year period would have been lower had the compensation been based on the restated financial results. In addition, since 2023 the Company has maintained a separate clawback policy to comply with the NYSE rules issued that year to implement the compensation recovery requirements under the
Dodd-Frank Wall Street Reform and Consumer Protection Act. In addition to these policies, our annual cash incentive program gives our Compensation Committee complete discretion to reduce or eliminate annual incentives that have not yet been paid. There were no clawbacks in 2025.
Securities Trading Policy
Our securities trading policy, adopted by our Board (the “Securities Trading Policy”), governs the purchase, sale and other dispositions of Company securities by our directors, officers and other team members, and is designed to promote compliance with insider trading laws, rules and regulations and any NYSE listing standards applicable to us. The
Securities Trading Policy prohibits our directors, officers and other team members from trading in Company securities while in possession of material, non-public information. In addition, the Securities Trading Policy prohibits our directors, officers and certain covered persons (e.g., finance and accounting, audit and legal team members) from trading in
Company securities during certain blackout periods and requires such persons to obtain pre-clearance from the Chief
Legal Officer prior to any purchase or sale of Company securities. The foregoing summary of the Securities Trading Policy does not purport to be complete and is qualified by reference to the Securities Trading Policy, a copy of which was filed as
Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and any applicable NYSE listing standards.
Equity Grant Procedures
The following information is being provided as required by Item 402(x) of Regulation S-K. We do not grant equity awards in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-public information based on equity grant dates for the purpose of affecting the value of any award granted to a NEO.
We also do not take material, non-public information into account when determining the timing and terms of the equity grants. We generally grant annual equity awards to our executives in the first quarter of each year during our open trading window following the release of our prior year results. We generally grant annual equity awards to our non-employee directors following the annual meeting. During 2025, none of our NEOs was granted any stock options to purchase shares of our common stock.
401(k) Plan
We sponsor a defined contribution savings plan that is intended to be qualified under Section 401(a) of the Internal
Revenue Code. The plan contains a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code.
Participating employees may contribute up to 40% (highly compensated employees are limited to 15%) of their eligible compensation, but not more than statutory limits (generally $23,500 in 2025). We contribute an amount equal to 50% of each participant’s voluntary contributions under the plan, up to a maximum of 6% of eligible compensation (up to $10,500 in 2025) for each participant. Participants may direct the trustee to invest funds in any investment option available under the plan. A participant may receive the value of their vested account balance upon termination of employment. FIS stock is not an investment option available under the plan. A participant is always 100% vested in their voluntary contributions.
Vesting in matching contributions occurs on a pro rata basis over an employee’s first three years of employment with the
Company. We do not offer pensions or supplemental executive retirement plans for our NEOs.

2026 Proxy Statement	69
Compensation Discussion and Analysis
Qualified Retirement Equity Program
In 2021, the Company established a Qualified Retirement Equity Program (the “Program”) to facilitate an orderly succession for long-tenured employees across all levels of the Company, including increased notice periods, and to reduce the ability for qualifying retirees to compete against the Company or solicit FIS employees after termination.
The Program is a benefit available to holders of Company equity awards and participants in the ESPP (as defined and described below) who, in each case, satisfy certain eligibility and notice requirements. Effective January 30, 2024, the
Company amended and restated the Program. As in effect on December 31, 2025, the Program provides for (i) pro rata vesting of certain qualifying unvested equity awards and continued receipt of the Company ESPP match under the ESPP following retirement for participants who meet certain eligibility requirements, and (ii) continued vesting of certain qualifying unvested equity awards and continued receipt of the Company ESPP match under the ESPP following retirement for participants who meet more rigorous eligibility requirements.
Under the Program, as in effect on December 31, 2025, upon providing the proper advance written notice of their intent to retire, a pro rata portion (based on the portion of the vesting period worked) of an eligible participant’s eligible unvested equity awards will not be forfeited upon a Qualified Early Retirement, but will vest in accordance with the terms of their respective grant agreements, contingent upon continued compliance with the restrictive covenants in the grant agreements and execution of a release of claims. Similarly, upon providing the proper advance written notice of their intent to retire, eligible participants in the ESPP who meet the criteria for a Qualified Early Retirement will continue to vest and receive the quarterly Company ESPP match under the ESPP following a Qualified Early Retirement for all ESPP contributions previously made by the eligible participant in the final 12-month period of the participant’s employment. A
“Qualified Early Retirement” means an employee who has accumulated a minimum of 65 points based upon age plus years of service (one point per year, measured in whole years). Generally, the minimum age for a Qualified Early
Retirement is 55 years old, and the minimum years of service is 5 years.
Under the Program as in effect on December 31, 2025, upon providing the proper advance written notice of their intent to retire, an eligible participant’s eligible unvested equity awards will not be forfeited upon a Qualified Full Retirement, but will continue to vest in accordance with the terms of their respective grant agreements, contingent upon continued compliance with the restrictive covenants in the grant agreements and execution of a release of claims. Similarly, upon providing the proper advance written notice of their intent to retire, eligible participants in the ESPP who meet the criteria for a Qualified
Full Retirement will continue to vest and receive the quarterly Company ESPP match under the ESPP following a
Qualified Full Retirement for all ESPP contributions previously made by the eligible participant in the final 12-month period of the participant’s employment. A “Qualified Full Retirement” means an employee who has accumulated a minimum of
75 points based upon age plus years of service (one point per year, measured in whole years). Generally, the minimum age for a Qualified Full Retirement is 60 years old, and the minimum years of service is 15 years.
Deferred Compensation Plan
We provide our U.S.-based NEOs, as well as other key employees, with the opportunity to defer receipt of their compensation under a non-qualified deferred compensation plan. Participants may elect to defer up to 65% of their base salary and 75% of bonuses and/or commissions on a pre-tax basis. A description of the plan and information regarding our NEOs’ interests under the plan can be found under "2025 Nonqualified Deferred Compensation.”
Executive Severance Plan
The Company adopted the Fidelity National Information Services, Inc. U.S. Executive Severance Plan (the “Severance
Plan”) effective as of September 1, 2024, to provide severance protection to certain executive officers and other key employees of the Company (or its affiliate) who are designated as participants by written notice pursuant to the Severance
Plan (the “Participants”). For an executive officer of the Company to be a Participant, the Severance Plan requires designation by our Board or the Compensation Committee. The Severance Plan will continue until terminated in accordance with the provisions of the Severance Plan, subject to certain limitations set forth therein.

70	FIS Global
Compensation Discussion and Analysis
Pursuant to the Severance Plan, in the event of a “Qualifying Termination” (as defined in the Severance Plan), subject to the Company’s receipt of an effective release of claims from the Participant, a Participant who is an executive officer would be entitled to receive: (i) a lump sum severance payment equal to one times (1x) the sum of their base salary and target annual incentive compensation for the fiscal year in which the termination occurs (or two times (2x) such sum (a) if the termination occurs within three months before, or 24 months after, a “Change in Control” (as defined in the
Company’s 2022 Omnibus Incentive Plan) (the “Change in Control Protection Period”) or (b) in the case of a Participant who is the Company’s Chief Executive Officer (a “CEO Participant”)); (ii) a pro-rated annual incentive compensation plan payout for the fiscal year in which the termination occurs, based on actual performance for the entire fiscal year (but not subject to any discretion related to individual performance goals), prorated for the number of full months worked (or a pro-rated target annual incentive compensation plan payout for the fiscal year in which the termination occurs, prorated for the number of full months worked, if the termination occurs during the Change in Control Protection Period); (iii) to the
extent unpaid, any annual incentive compensation payable for the fiscal year preceding the date of the termination; and
(iv) a lump sum cash payment equal to 12 months of medical and dental COBRA premiums (or 18 months of such premiums (a) if the termination occurs during the Change in Control Protection Period or (b) in the case of a CEO
Participant). For Participants other than a CEO Participant (such Participants, “Executive Officer Participants”), however, in the event of a termination of their employment by the Company directly related to work performance (“Performance
Termination”) outside the Change in Control Protection Period, subject to the Company’s receipt of an effective release of claims from such Executive Officer Participant, severance benefits under the Severance Plan will consist of (x) a severance payment equal to one-half times (.5x) their base salary, (y) a lump sum cash payment equal to six months of medical and dental COBRA premiums, and (z) any earned but unpaid annual bonus payments relating to the prior calendar year. In establishing the benefits payable under the Severance Plan, the Compensation Committee considered the findings of a survey of market practice for similar plans performed by its independent compensation consultant.
The severance benefits under the Severance Plan are subject to the Participant’s compliance with certain non-competition and non-solicitation obligations during the Participant’s employment and one year thereafter and confidentiality and non-disparagement obligations.
Employee Stock Purchase Plan
We currently sponsor the Fidelity National Information Services, Inc. Employee Stock Purchase Plan (“ESPP”), through which our employees can purchase shares of our common stock on an after-tax basis through payroll deductions and through matching employer contributions. Participants may elect to contribute between 3% and 15% of their salary into the
ESPP through payroll deduction. In the month following the end of each calendar quarter, we make a matching contribution to the account of each participant who has been continuously employed by us or a participating subsidiary for the last four calendar quarters. During 2025, matching contributions were equal to 20% of employee contributions made during the year-ago quarter. The matching contributions, together with the employee deferrals, are used to purchase shares of our common stock on the open market with no discount.
Health and Welfare Benefits
We sponsor various broad-based health and welfare benefit plans for our employees.
Our NEOs participate in the same benefit plans as our other employees. All employees in the United States, including our
NEOs, are eligible to participate in our health and welfare plans, as well as our 401(k) plan and ESPP.
Other Benefits
We provide limited special benefits to our NEOs. In general, the benefits provided are intended to help our NEOs be more productive and efficient and to protect us and the executives from certain business risks and potential threats. For safety and efficiency purposes in 2025, certain of our NEOs received personal use of the corporate air transportation. The Board requires the CEO to use the corporate aircraft for all business and personal travel for purposes of security, rapid availability, efficiency and communication connectivity. While corporate aircraft travel is required, any personal travel that would exceed $250,000 annually requires Board approval. Further detail regarding executive perquisites in 2025 can be found in the 2025 Summary Compensation Table under the column All Other Compensation and the related footnote.

2026 Proxy Statement	71
Compensation Discussion and Analysis
Post-termination Compensation and Benefits
We have entered into employment agreements with several of our NEOs, to protect our legitimate business interests, as well as to protect the executives in certain termination events. Descriptions of the material terms of all of the agreements can be found in the narrative following the 2025 Grants of Plan-Based Awards table and in the Potential Payments Upon
Termination or Change in Control section.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by
Item 402(b) of Regulation S-K with management, and based on such review and discussion, the Compensation
Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s
Annual Report on Form 10-K and this Proxy Statement.
Compensation Committee
Gary L. Lauer (Chair)
Mark D. Benjamin
Jeffrey A. Goldstein
Kenneth T. Lamneck
James B. Stallings, Jr.

72	FIS Global
Executive Compensation
The following table sets forth information regarding the cash and non-cash compensation earned by and awarded to our
NEOs in 2025 and, to the extent required by SEC disclosure rules, in 2024 and 2023.
2025 Summary Compensation Table

Name and Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Stephanie L. Ferris Chief Executive Officer and President	2025	1,250,000	–	18,741,367	–	2,812,500	124,545	22,928,412
	2024	1,200,000	–	17,571,281	–	2,301,600	170,604	21,243,485
	2023	1,000,000	–	9,005,347	6,479,998	2,856,220	92,177	19,433,742
James Kehoe Corporate Executive Vice President and Chief Financial Officer	2025	975,000	–	6,078,310	–	1,462,500	10,500	8,526,310
	2024	975,000	–	6,312,006		1,402,538	10,350	8,699,894
	2023	355,469	1,700,000	9,999,986	–	761,056	35,586	12,852,097
Firdaus Bhathena Former Chief Product Technology Officer(6)	2025	700,000	–	4,040,163	–	980,000	10,500	5,730,663
	2024	700,000	–	3,431,975	–	872,690	10,350	5,015,015

Robert Toohey Corporate Executive Vice President and Chief People Officer	2025	700,000	250,000	3,030,157	–	980,000	18,251	4,978,408

Caroline Tsai Corporate Executive Vice President and Chief Legal & Corporate Affairs Officer & Corporate Secretary	2025	700,000	–	4,040,163	–	980,000	10,500	5,730,663
	2024	665,000	–	5,639,221	–	863,042	10,350	7,177,613
	2023	630,000	250,000	2,876,455	1,755,008	1,169,622	10,817	6,691,902
(1)Amounts shown are not reduced to reflect the NEOs’ elections, if any, to defer receipt of salary into our 401(k) plan, ESPP or non-qualified deferred compensation plans.
(2)The amount in the Bonus column for Mr. Toohey reflects a special one-time additional cash payment approved by the Compensation Committee in
January 2026 in recognition of his success in 2025 in executing our organizational health initiative and in planning and leading the integration of the colleagues who joined FIS upon our acquisition of the Issuer Solutions business from Global Payments.
(3)Amounts represent the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 with respect to all NEOs. Assumptions used in the calculation of these amounts are included in Note 19 to the Company’s consolidated financial statements for the year ended December 31,
2025, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2026. Stock awards in 2025 consisted of performance stock units and time-based RSUs. Aggregate grant date fair value for performance stock units is based on target performance, which was the probable outcome of the performance conditions as of the grant date. The aggregate grant date fair value of the 2025 performance stock unit grants assuming the maximum performance level would be: $30,062,464 for Ms. Ferris, $9,750,054 for Mr. Kehoe, $5,000,058 for Mr. Bhathena, $3,750,095 for Mr. Toohey
and $5,000,058 for Ms. Tsai.
(4)Each of the NEOs received a 401(k) matching contribution from the Company of $10,500. The Board requires the CEO to use the corporate aircraft for all business and personal travel for purposes of security, rapid availability, efficiency, and communication connectivity. While corporate aircraft travel is required, any personal travel that would exceed $250,000 annually requires Board approval. Ms. Ferris used the corporate aircraft for personal use for a total expense of $114,045. The calculation of incremental cost of personal aircraft usage is based on estimated variable costs to the Company, including fuel costs, landing fees, away hanger space, deicing, international fees, maintenance, crew overnight expenses and catering. In addition to the incremental cost of personal aircraft use, we also impute taxable income to the NEOs for any personal aircraft use in accordance with IRS regulations and FIS does not provide tax reimbursements, or “gross-ups,” on those amounts. The amount for Mr. Toohey includes a relocation expense reimbursement of $7,751.
(5)As disclosed in our 2025 proxy statement, amounts reported for 2023 reflect reduction for clawbacks in the following amount: $1,780 for Ms. Ferris, $474 for Mr. Kehoe and $729 for Ms. Tsai,
(6)Mr. Bhathena resigned from employment at the Company effective March 20, 2026.

2026 Proxy Statement	73
Executive Compensation
2025 Grants of Plan-Based Awards

(a) Name	(b) Grant Date/Plan (1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			(i) All Other Stock Awards: Number of Securities Underlying Stock Units (#)(4)	(m) Grant Date Fair Value of Stock and Option Awards ($)(5)
		(c) Threshold ($)	(d) Target ($)	(e) Maximum ($)	(f) Threshold (#)	(g) Target (#)	(h) Maximum (#)
Stephanie L. Ferris	02/28/2025	–	–	–	–	173,646	434,115	–	12,266,353
	02/28/2025	–	–	–	–	–	–	93,502	6,475,014
	Annual Incentive	140,625	2,812,500	5,625,000	–	–	–	–	–
James Kehoe	02/28/2025	–	–	–	–	56,318	140,795	–	3,978,304
	02/28/2025	–	–	–	–	–	–	30,325	2,100,006
	Annual Incentive	73,125	1,462,500	2,925,000	–	–	–	–	–
Firdaus Bhathena (6)	02/28/2025	–	–	–	–	28,881	72,203	–	2,040,154
	02/28/2025	–	–	–	–	–	–	28,881	2,000,009
	Annual Incentive	49,000	980,000	1,960,000	–	–	–	–	–
Robert Toohey	02/28/2025	–	–	–	–	21,661	54,153	–	1,530,133
	02/28/2025	–	–	–	–	–	–	21,661	1,500,024
	Annual Incentive	49,000	980,000	1,960,000	–	–	–	–	–
Caroline Tsai	02/28/2025	–	–	–	–	28,881	72,203	–	2,040,154
	02/28/2025	–	–	–	–	–	–	28,881	2,000,009
	Annual Incentive	49,000	980,000	1,960,000	–	–	–	–	–
(1)Awards were approved by the Compensation Committee on January 29, 2025.
(2)With respect to the annual incentives, the amounts shown in column (c) reflect the minimum payment level, which is 5% of the target amount shown in column (d) further weighted based on plan metrics, and the amounts shown in column (e) represent the maximum payout, which is 200% of the amount in column (d).
(3)The amounts shown in column (g) reflect the target amount 2025 PSUs (grant date fair value of 102% of the closing stock price of $69.25 per share), the amounts shown in column (f) reflect the threshold number of PSUs as adjusted with a -25% TSR modifier, which is 0% of the target amount shown in column (g), and the amounts shown in column (h) reflect the maximum payout as adjusted with a +25% TSR modifier, which is 250% of the target amount shown in column (g). Under the February 28, 2025 PSU awards, the earned shares vest in full after three years based on the Company's annual
Adjusted Revenue Growth and annual Adjusted EPS Growth as modified based on the Company's relative TSR performance against the S&P 500 Index at the end of the three years.
(4)The amounts shown in column (i) reflect the number of time-based restricted stock units granted to each NEO under the 2022 Omnibus Plan on
February 28, 2025 (grant date fair value is $69.25 per share). The shares vest ratably over three years.
(5)The amounts shown in column (m) represent the aggregate of the grant date fair value of each award computed in accordance with FASB ASC
Topic 718, assuming no forfeitures, and are based upon the following per share grant date fair values: February 28, 2025 performance stock units (102%
of the closing stock price of $69.25 per share) and February 28, 2025 time-based restricted stock units ($69.25 per share). For the awards which are subject to performance-based conditions as described in the footnotes above, the amounts shown in column (m) reflect estimates of the probable outcome of the performance conditions judged as of the time of grant.
(6)Due to his resignation, Mr. Bhathena forfeited the PSUs and restricted stock units reflected in this table.

74	FIS Global
Executive Compensation
Narrative Discussion for Summary Compensation Table
and Grants of Plan-Based Awards Table
Employment Agreements
We have entered into employment agreements with a limited number of our senior executives, including our NEOs, with the exception of Firdaus Bhathena who was, and Robert Toohey who is, each a Participant under our Severance Plan.
Additional information regarding post-termination benefits provided under these employment agreements can be found in the “Potential Payments Upon Termination or Change in Control” section. The following descriptions are based on the terms of the agreements as of December 31, 2025.
Stephanie L. Ferris
We entered into a three-year employment agreement with Ms. Ferris, dated October 17, 2022, to serve as our President and Chief Executive Officer which became effective on December 16, 2022, with a provision for automatic annual extensions after the initial two-year period unless either party provides timely notice that the term should not be extended.
Under the terms of the agreement, Ms. Ferris’ annual base salary for 2025 was $1,250,000 and her annual bonus target was 225% of base salary, with higher or lower amounts payable depending on performance relative to targeted results.
Ms. Ferris is entitled to receive annual equity grants (if made to executive officers of the Company in the ordinary course of business and approved by the Compensation Committee) with a minimum fair value of $12,000,000. In addition to cash and equity compensation, Ms. Ferris and her eligible dependents are entitled to medical and other insurance coverage we provide to our other top executives as a group. In addition, Ms. Ferris’ employment agreement contains provisions related to the payment of benefits upon certain termination events.
James Kehoe
We entered into a three-year employment agreement with Mr. Kehoe, effective July 20, 2023, to serve as our Executive
Vice President and Chief Financial Officer, with a provision for automatic annual extensions after the initial two-year period unless either party provides timely notice that the term should not be extended. Mr. Kehoe’s annual base salary for 2025 was $975,000 and his annual bonus target was 150% of base salary, with higher or lower amounts payable depending on performance relative to targeted results. Mr. Kehoe is entitled to receive annual equity grants (if made to executive officers of the Company in the ordinary course of business and approved by the Compensation Committee) with a minimum fair value of $6,000,000. In addition to cash and equity compensation, Mr. Kehoe and his eligible dependents are entitled to medical and other insurance coverage we provide to our other top executives as a group. Mr. Kehoe’s employment agreement contains provisions related to the payment of benefits upon certain termination events.
Caroline Tsai
We entered into a three-year employment agreement with Ms. Tsai, effective February 7, 2022, to serve as our Executive
Vice President and Chief Legal Officer, with a provision for automatic annual extensions after the initial two-year period unless either party provides timely notice that the term should not be extended. Under the terms of the agreement,
Ms. Tsai's annual base salary for 2025 was $700,000 and her annual bonus target was 140% of base salary, with higher or lower amounts payable depending on performance relative to targeted results. Ms. Tsai and her eligible dependents are entitled to medical and other insurance coverage we provide to our other top executives as a group. Ms. Tsai’s employment agreement contains provisions related to the payment of benefits upon certain termination events.
Other Plans and Benefits
We also provide our NEOs with limited special benefits and perquisites, as discussed in the Compensation Discussion and Analysis section and in the 2025 Summary Compensation Table under the column All Other Compensation and the related footnote. More information about these programs can be found in the Compensation Discussion and
Analysis section.

2026 Proxy Statement	75
Executive Compensation
2025 Outstanding Equity Awards at Fiscal Year-end
The following table sets forth information concerning unexercised stock options, stock that has not vested and other equity incentive plan awards for each NEO outstanding as of December 31, 2025:

(a) Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)(2)	Value of Time-based Awards($)(3)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested or distributed ($)(5)
Stephanie L. Ferris	09/03/2021	58,230	–	125.39	09/03/2028	–	–	–	–
	02/28/2022	96,061	–	95.23	02/28/2029	–	–	–	–
	02/28/2023	99,378	49,690	72.88	02/28/2030	56,179	3,733,656	–	–
	02/28/2023	111,025	55,513	79.21	02/28/2030	–	–	–	–
	02/28/2023	117,168	58,585	82.38	02/28/2030	–	–	–	–
	03/08/2024	–	–	–	–	50,615	3,363,873	258,497	17,179,711
	02/28/2025	–	–	–	–	93,502	6,214,143	224,437	14,916,083
James Kehoe	03/08/2024	–	–	–	–	20,246	1,345,549	103,399	6,871,898
	02/28/2025	–	–	–	–	30,325	2,015,400	72,791	4,837,690
Firdaus Bhathena(6)	05/24/2023	27,006	13,504	72.88	05/24/2030	14,591	969,718	–	–
	05/24/2023	30,393	15,197	79.21	05/24/2030	–	–	–	–
	05/24/2023	32,207	16,104	82.38	05/24/2030	–	–	–	–
	03/08/2024	–	–	–	–	43,746	2,907,359	15,908	1,057,246
	02/28/2025	–	–	–	–	28,881	1,919,431	37,329	2,480,885
Robert Toohey	11/07/2024	–	–	–	–	37,020	2,460,349	–	–
	02/28/2025					21,661	1,439,590	27,998	1,860,747
Caroline Tsai	02/28/2022	45,029	–	95.23	02/28/2029	–	–	–	–
	02/28/2023	26,915	13,458	72.88	02/28/2030	17,517	1,164,180	–	–
	02/28/2023	30,069	15,035	79.21	02/28/2030	–	–	–	–
	02/28/2023	31,733	15,867	82.38	02/28/2030	–	–	–	–
	03/08/2024	–	–	–	–	60,859	4,044,689	16,872	1,121,313
	02/28/2025					28,881	1,919,431	37,329	2,480,885
(1)The stock options vest ratably over a three-year period on each anniversary date of the grant.
(2)The restricted stock units granted on February 28, 2023 and February 28, 2025 vest ratably over a three-year period on each anniversary date of the grant. The restricted stock units granted on March 8, 2024 vest ratably over a three-year period on February 28, 2025, February 28, 2026 and
February 28, 2027. For Mr. Bhathena and Ms. Tsai, the PSUs granted on March 8, 2024 vest in full after three years based on the Company's annual
Adjusted Revenue Growth and annual Adjusted EPS Growth. For Mr. Bhathena and Ms. Tsai, the number reported in this column includes 150% of the target number of March 8, 2024 PSUs for the first measurement year which ended December 31, 2024 and 200% of the target number of PSUs for the second measurement year which ended December 31, 2025. For Ms. Ferris and Mr. Kehoe, the PSUs granted on March 8, 2024 vest in full after three years based on the Company's annual Adjusted Revenue Growth and annual Adjusted EPS Growth with a potential modification based on the
Company's cumulative relative TSR performance against the S&P 500 Index for the three-year performance period (2024-2026). Because their
March 8, 2024 PSU grants include the rTSR modifier, their PSUs for the first and second measurement years of this grant are included in the “Equity
Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested” column as described in note (4) below.
(3)Market value of unvested time-based restricted stock units or earned unvested performance stock units based on a closing price of $66.46 for a share of our common stock on the NYSE on December 31, 2025.
(4)With respect to PSU grants to Ms. Ferris and Mr. Kehoe on March 8, 2024, this number includes 150% of the target number of PSUs for the first measurement year which ended December 31, 2024 and 200% of the target number of PSUs for the second measurement year which ended
December 31, 2025. The March 8, 2024 PSUs awarded to Ms. Ferris and Mr. Kehoe vest in full after three years based on the Company's annual
Adjusted Revenue Growth and annual Adjusted EPS Growth, with a potential modification based on the Company's relative TSR performance which will be applied at the end of 2026, under which the percentage of the target shares earned under the annual Adjusted Revenue Growth and annual Adjusted
EPS Growth metrics is subject to potential adjustment by +/25% based on the Company’s cumulative TSR relative to the S&P 500 Index over the three-year performance period (2024-2026). Based on rTSR through December 31, 2025, these awards are tracking at no adjustment pursuant to the
rTSR modifier, which is reflected in the 150% for the 2024 measurement year and the 200% for the 2025 measurement year. In accordance with SEC disclosure rules, the portion of the PSUs granted on March 8, 2024 that is attributable to the 2026 measurement year is presented assuming maximum performance for that measurement year (with no adjustment for rTSR for Ms. Ferris and Mr. Kehoe based on the Company’s TSR relative to the S&P
500 Index from January 1, 2024 through December 31, 2025). The 2024 performance stock units remain subject to a time-based vesting requirement and will vest in full on February 28, 2027.

76	FIS Global
Executive Compensation
With respect to the February 28, 2025 PSU grants to all NEOs, this number includes 87.75% of the target number of PSUs for the first measurement year which ended December 31, 2025. The February 28, 2025 PSUs awarded to all NEOs vest in full after three years based on the Company's annual
Adjusted Revenue Growth and annual Adjusted EPS Growth, with a potential modification based on the Company's relative TSR performance which will be applied at the end of 2027, under which the percentage of the target shares earned under the annual Adjusted Revenue Growth and annual
Adjusted EPS Growth metrics is subject to potential adjustment by +/25% based on the Company’s cumulative TSR relative to the S&P 500 Index over the three-year performance period (2025-2027). Based on rTSR through December 31, 2025, these awards are tracking at a -25% adjustment pursuant to the rTSR modifier, which is reflected in the 87.75% for the 2025 measurement year. In accordance with SEC disclosure rules, the portion of the PSUs granted on February 28, 2025 that is attributable to the 2026 and 2027 measurement years is presented assuming maximum performance for those measurement years (with a -25% adjustment based on the Company’s TSR relative to the S&P 500 Index from January 1, 2025 through
December 31, 2025). The 2025 PSUs remain subject to a time-based vesting requirement and will vest in full on February 28, 2028.
(5)Market value of unvested performance stock units is based on a closing price of $66.46 for a share of our common stock on the NYSE on
December 31, 2025.
(6)In connection with his resignation, Mr. Bhathena forfeited his outstanding RSUs, PSUs and unvested options and will have three months to exercise his vested options.
2025 Option Exercises and Stock Vested
The following table sets forth information concerning each exercise of stock options, stock appreciation rights and similar instruments and each vesting of stock, including restricted stock, restricted stock units, performance stock units and similar instruments, during the fiscal year ended December 31, 2025, for each of the NEOs on an aggregated basis:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Stephanie L. Ferris	–	–	116,397	8,189,519
James Kehoe	–	–	100,572	6,991,746
Firdaus Bhathena	–	–	14,854	1,091,370
Robert Toohey	–	–	18,510	1,197,227
Caroline Tsai	–	–	44,247	3,102,060
2025 Nonqualified Deferred Compensation
The Deferred Compensation Plan
Our U.S. NEOs are eligible to participate in the Company’s Deferred Compensation Plan, which is a nonqualified elective deferred compensation plan. For 2025, the NEOs could elect to defer up to 65% of their base salary and 75% for bonuses and/or commissions on a pre-tax basis. Participants’ accounts are bookkeeping entries only and participants’ benefits are unsecured. Participants’ accounts are credited or debited daily based on the performance of hypothetical investments selected by the participant and may be changed on any business day.
An individual may elect, in accordance with the terms of the Company’s Deferred Compensation Plan, either a lump-sum withdrawal or installment payments over 5, 10 or 15 years to be paid upon retirement, which generally means separation of employment after reaching age sixty. Similar payment elections are available for pre-retirement survivor benefits. In the event of a termination prior to retirement, distributions are paid over a five-year period. If elected, an individual will receive a lump-sum payment upon a separation from service during the twenty-four month period following a change in control. An individual may also elect to receive a lump sum payment upon a change in control. Account balances at the time of first valuation following termination less than the limit under Section 402(g) of the Internal Revenue Code, which was $23,500 in 2025, will be distributed in a lump sum. Participants can elect to receive in-service distributions if they establish a special account under the plan and specify a future date on which that benefit is to be paid. These payments would equal the value of the account as of the January 31 following the plan year designated by the participant, and would be paid within two and one-half months following the end of that plan year. The participant may also petition us to suspend elected deferrals, and to receive partial or full payout under the plan, in the event of an unforeseeable financial emergency, provided that the participant does not have other resources to meet the hardship.
Plan participation continues until all benefits under the plan have been paid.
None of our NEOs currently participate in the Deferred Compensation Plan.

2026 Proxy Statement	77
Executive Compensation
Potential Payments Upon Termination or Change
in Control
In this section, we discuss the nature and estimated value of payments and benefits we would provide to our NEOs in the event of termination of employment or a change in control. The amounts described in this section are what would be due under our NEOs’ employment agreements and our compensation and benefit plans and agreements if employment had terminated or a change in control had occurred on December 31, 2025. The types of termination situations include a voluntary termination by the executive, with or without good reason, a termination by us either for cause or not for cause and termination in the event of disability or death. We also describe the estimated payments and benefits that would be provided upon a change in control without a termination of employment. The actual payments and benefits that would be provided would be based on the NEOs’ compensation and benefit levels at the time of the termination of employment or change in control and the value of accelerated vesting of stock-based awards would depend on the value of the underlying stock.
For each type of employment termination, the NEOs would be entitled to benefits that are available generally to our U.S.
salaried employees, such as distributions under our 401(k) savings plan, certain disability benefits and accrued vacation.
We have not described or provided an estimate of the value of any payments or benefits under plans or arrangements that do not discriminate in scope, terms or operation in favor of a NEO and that are generally available to all salaried employees.
These plans are discussed in the Compensation Discussion and Analysis section and the Nonqualified Deferred
Compensation section.
Potential Payments Under Employment Agreements
As discussed previously, we have entered into employment agreements with each of our NEOs, except Firdaus Bhathena who was, and Robert Toohey who is, each a Participant under our Severance Plan. The employment agreements contain provisions for the payment of severance benefits following certain termination events. The following is a summary of the payments and benefits our NEOs would receive in connection with various employment termination scenarios under their agreements in effect on December 31, 2025.
If a NEO’s employment is terminated for any reason, we will pay any earned but unpaid base salary, any expense reimbursement payments owed, and any earned but unpaid annual bonus payments relating to the prior year
(with subjective goals being treated as achieved at no less than target in the case of Ms. Ferris), which we refer to as “accrued obligations.” In the case of Ms. Ferris, Mr. Kehoe, and Ms. Tsai, any accrued but unused vacation pay also constitute accrued obligations that we will pay if they are terminated for any reason.
If a NEO’s employment is terminated by us for any reason other than for cause or due to the executive’s death or disability, or if the executive terminates their employment for good reason, then the executive is entitled to receive:
•In the case of Mses. Ferris and Tsai and Mr. Kehoe, a prorated annual bonus based on the date of termination and the actual bonus that would have been earned in the year of termination had the executive still been employed; provided that, for Ms. Ferris and Mr. Kehoe, any subjective bonus criteria will be treated as being achieved at no less than target;
•In the case of Mses. Ferris and Tsai and Mr. Kehoe, a lump sum payment equal to 200% of the sum of the executive’s
(1) annual base salary and (2) target annual bonus opportunity in the year in which the termination of employment occurs; provided that, with respect to Ms. Ferris, if such termination or resignation occurs in connection with a change of control, such lump sum payment shall equal 300% of such sum;
•In the case of Messrs. Bhathena and Toohey, a lump sum severance payment equal to one times (1x) the sum of his base salary and target annual incentive compensation for the fiscal year in which the termination occurs;
•In the case of Ms. Ferris, (1) with respect to grants made before the end of 2025, vesting and/or payment of all equity awards on the dates specified in the applicable grant agreements and, with respect to any performance-vested awards, subject to the satisfaction of the applicable performance criteria and (2) with respect to grants made after 2025, vesting and/or payment of (i) all time-based equity awards on the dates specified in the applicable grant agreements and
(ii) vesting of all performance-based equity awards solely to the extent provided in the applicable award agreements governing such awards, which will be no less favorable than those provided to the executives of the Company generally; provided that, in the event of a termination or resignation in connection with a change of control, all equity awards granted shall become immediately and fully vested as of the later of the date of termination or the date of the change of control (and in the case of performance-based awards for which the performance period has not yet completed, vesting will be at no less than 100% of target);

78	FIS Global
Executive Compensation
•In the case of Mr. Kehoe and Ms. Tsai, vesting and/or payment of all equity awards in accordance with the terms of and on the dates specified in the applicable grant agreements (including the achievement of any stated performance metrics for a given performance period), subject to and contingent upon the executive’s continued compliance with the non-competition and non-solicitation covenants in the respective grant agreements and the employment agreement;
•In the case of Messrs. Bhathena and Toohey, a pro-rated annual incentive compensation plan payout for the fiscal year in which the termination occurs, based on actual performance for the entire fiscal year (but not subject to any discretion related to individual performance goals), prorated for the number of full months worked; and, to the extent unpaid, any annual incentive compensation payable for the fiscal year preceding the date of the termination;
•In the case of Mses. Ferris and Tsai and Mr. Kehoe, COBRA or equivalent coverage (so long as the executive pays the premiums) for a period of eighteen months or, if earlier, until the executive becomes eligible for comparable benefits from another employer, plus a lump sum cash payment equal to the sum of twenty-four months of COBRA premium payments in the case of Ms. Ferris and eighteen months of COBRA premium payments in the case of Mr. Kehoe and
Ms. Tsai; in the case of Messrs. Bhathena and Toohey, a lump sum cash payment equal to twelve months of medical and dental COBRA premiums; and
•If Ms. Ferris or Mr. Kehoe receives a notice from us of our intention not to extend her or his employment term,
Ms. Ferris or Mr. Kehoe, as applicable, may elect to terminate her or his employment at any time following the four-
month anniversary of such notice and upon such termination, shall receive the same benefits described above as if such termination were a termination by us without cause.
If employment terminates due to death or disability, in the case of all NEOs (other than Messrs. Bhathena and
Toohey due to their participation in the Severance Plan) the following would be provided, except as noted below:
•Any accrued obligations;
•A prorated annual bonus based on the target annual bonus opportunity in the year in which the termination occurs or the prior year if no target annual bonus opportunity has yet been determined;
•The unpaid portion of the executive’s annual base salary for the remainder of the employment term; and
•In the case of Mses. Ferris and Tsai and Mr. Kehoe, vesting and/or payment of all equity awards on the dates specified in the applicable grant agreements and, with respect to any performance-vested awards, subject to the satisfaction of the applicable performance criteria and in the case of Mr. Kehoe and Ms. Tsai, subject to and contingent upon the executive’s continued compliance with the non-competition and non-solicitation covenants in the respective grant agreements and the employment agreement.
Under the Severance Plan, if the employment of Messrs. Bhathena or Toohey is terminated by the Company for reasons directly related to work performance outside the Change in Control Protection Period, the following would be provided:
•Any accrued obligations;
•A severance payment equal to one-half times (.5x) their base salary; and
•A lump sum cash payment equal to six months of medical and dental COBRA premiums.
Under each of the employment agreements (other than Messrs. Bhathena and Toohey’s participation in the
Severance Plan), “cause” generally means the executive’s:
•Persistent (and in the case of Ms. Ferris and Mr. Kehoe, knowing) failure to perform duties consistent with a commercially reasonable standard of care;
•Willful neglect of duties;
•Conviction of, or pleading nolo contendere to, criminal (or, for certain executives, other illegal) activities involving dishonesty or moral turpitude;
•Material breach of the employment agreement, or material breach of our business policies, accounting practices or standards of ethics;
•Impeding or failing to materially cooperate (in the case of Ms. Ferris and Mr. Kehoe, intentionally) with an investigation authorized by our Board; or
•In the case of Mses. Ferris and Tsai and Mr. Kehoe, in all scenarios above other than conviction of a criminal or illegal activity, in order to qualify as a termination for cause, we must provide notice of the termination within 90 days of the initial existence of the “cause” event, and the executive has 30 days to cure the event.

2026 Proxy Statement	79
Executive Compensation
Under the Severance Plan, “cause” is defined as:
•Gross negligence or willful misconduct in the performance of, or such Participant’s abuse of alcohol or drugs rendering such Participant unable to perform, the material duties and services required for the Participant’s position with the Company;
•The Participant’s conviction or plea of nolo contendere for any crime involving moral turpitude or a felony;
•The Participant’s commission of an act of deceit or fraud intended to result in personal and unauthorized enrichment of the Participant at the expense of the Company or any of its Affiliates;
•The Participant’s material violation of the written policies of the Company (including the Company’s Code of Conduct, as in effect from time to time);
•The Participant’s material breach of a material obligation of the Participant to the Company pursuant to the Participant’s duties and obligations under the Company’s Bylaws; or
•The Participant’s material breach of a material obligation of the Participant to the Company pursuant to any award or agreement between the Participant and the Company.
The employment agreements (other than Messrs. Bhathena and Toohey’s participation in the Severance Plan), generally define “good reason” as:
•A material diminution in the executive’s annual base salary or annual bonus opportunity;
•Our material breach of any of our obligations under the employment agreement;
•In the case of Ms. Ferris, a material reduction in the executive’s duties, responsibilities, authority or reporting lines
(including (x) any requirement by us that the executive report to anyone other than the Board, (y) the executive ceasing to be Chief Executive Officer of a public company or (z) if we do not renominate the executive to the Board);
•In the case of Mr. Kehoe, a material reduction in the executive’s duties, responsibilities, authority or reporting lines
(including the executive ceasing to be Chief Financial Officer of a public company);
•In the case of Ms. Ferris and Mr. Kehoe, a relocation of the executive’s principal place of employment outside of the
Jacksonville, Florida metropolitan area; or
•In the case of Mses. Ferris and Tsai and Mr. Kehoe, our giving notice of our intent not to renew their respective employment agreement within two years following a change in control (as defined in the 2022 Omnibus Plan) for
Ms. Ferris and one year of a change in control for Ms. Tsai and Mr. Kehoe.
To qualify as a “good reason” termination, the executive must provide notice of the termination within 90 days of the initial existence of the “good reason” event. We have 30 days to cure the event.
Under the Severance Plan, “good reason” is defined as:
•A material diminution in the Participant’s annual base salary or bonus opportunity; or
•Any requirement that the Participant take any action or omit to take any action, which if taken or omitted to be taken would require the Participant to resign in order to comply with applicable law.
To qualify as “good reason” termination, the Participant must provide notice of the termination within 60 days of the initial existence of the “good reason”. We have 30 days to cure the event.
Each executive’s employment agreement and the Severance Plan provides that, if payments or benefits to be provided to the executive in connection with their termination of employment would be subject to the excise tax under Section 4999 of the Internal Revenue Code, the executive may elect to reduce any payments or benefits to an amount equal to one dollar less than the amount that would be considered a parachute payment under Section 280G of the Internal Revenue Code.
The agreements do not provide for any excise tax gross-up payments.

80	FIS Global
Executive Compensation
The employment agreements and Severance Plan provide us and our shareholders with important protections and rights, including the following:

Exception/Protections
Severance benefits under the agreements and the Severance Plan are conditioned upon the executive’s execution of a full release of FIS and related parties, thus limiting our exposure to lawsuits from the executive;

During the executive’s employment with us and in the one-year period following termination of employment, the executive is prohibited from competing with us and from soliciting our customers, suppliers or employees on behalf of a competitor; and

During employment and at all times thereafter the executive shall maintain the confidentiality of our confidential information and trade secrets.
Potential Payments Under Stock Plans
In addition to the post-termination rights and obligations provided in the employment agreements, our 2008 Omnibus Plan provides for the potential acceleration of vesting and, if applicable, payment of equity awards in connection with a change in control. Under the 2008 Omnibus Plan, equity awards that are assumed or replaced with a substantially equivalent award in connection with a change-in-control have a double trigger for accelerated vesting. The 2022 Omnibus Plan also has a similar double trigger change-in-control acceleration provision.
For purposes of the 2008 Omnibus Plan and the 2022 Omnibus Plan, the term “change in control” means the occurrence of any of the following events:
•An acquisition by an individual, entity or group of 25% or more of our voting power, excluding certain acquisitions including pursuant to a transaction where conditions described in clause (i), (ii) and (iii) in the bullet below are satisfied;
•Consummation of a reorganization, merger, consolidation or sale of all or substantially all of our assets, which we refer to as a
“business combination” of FIS, unless, immediately following such business combination, (i) the persons who were the beneficial owners of our voting stock immediately prior to the business combination beneficially own more than 50%
of our then outstanding shares, (ii) no person, entity or group beneficially owns 25% or more of the then outstanding shares of common stock of the entity resulting from that business combination, and (iii) at least a majority of the members of the board of the entity resulting from the business combination were members of our incumbent Board;
•During any period of two consecutive years, the individuals who, at the beginning of such period, constitute our Board cease for any reason to constitute at least a majority of the Board; or
•Our shareholders approve a plan or proposal for the liquidation or dissolution of FIS.
Estimated Payments and Benefits Upon Termination of Employment
The severance amounts shown below do not include a prorated 2025 annual incentive, since such NEOs would have been paid based on their service through the end of the year and therefore would have received the amount whether or not the termination occurred. Any cash severance payments would be paid in a lump sum following the termination of employment. In connection with Mr. Bhathena’s resignation, he did not receive any severance or equity vestings, and accordingly is excluded from the tables below.
For a termination of employment by us without cause or a termination by the executive for good reason as of
December 31, 2025, the following payments would be made under these NEOs’ employment agreements, except
Mr. Toohey whose payment would be based on the Severance Plan:

Name	Stephanie L. Ferris	James Kehoe	Robert Toohey	Caroline Tsai
Payment	$10,999,829	$6,387,238	$2,680,607	$4,389,738

2026 Proxy Statement	81
Executive Compensation
Upon a termination of these executives’ employment due to death or disability as of December 31, 2025, the following payments would have been made:

Name	Stephanie L. Ferris	James Kehoe	Robert Toohey	Caroline Tsai
Payment upon death	$2,812,500	$1,462,500	$—	$980,000
Payment upon disability	$3,805,651	$2,066,199	$—	$1,052,877
Upon a termination of these executives’ employment as of December 31, 2025 following a change in control (or in the case of Mses. Ferris and Tsai and Mr. Kehoe, if the Company gave them notice of an intention not to renew their employment agreements within one year (in the case of Mr. Kehoe or Ms. Tsai) or two years (in the case of Ms. Ferris)
following a change of control), the following payments would have been made:

Name	Stephanie L. Ferris	James Kehoe	Robert Toohey	Caroline Tsai
Payment	$15,062,329	$6,387,238	$4,370,910	$4,389,738
Under the Severance Plan, upon a termination of Mr. Toohey’s employment as of December 31, 2025 by the Company for reasons directly related to performance outside of the Change in Control Protection Period, the following payments would have been made:

Name	Robert Toohey
Payment	$360,303
Estimated Equity Values
As disclosed in the Outstanding Equity Awards at Fiscal Year-End table, the NEOs had outstanding unvested stock options (“Stock Options”), performance stock units, and restricted stock unit awards (collectively, the “Stock Awards”) as of
December 31, 2025. In connection with Mr. Bhathena’s resignation, he did not receive any severance or equity vestings, and accordingly is excluded from the tables below.
The following estimates are based on a stock price of $66.46 per share, which was the closing price of our common stock on December 31, 2025. Because the Stock Options all have an exercise price that is greater than $66.46, the estimated value of the Stock Options is $0. The estimated values of the Stock Awards were determined by multiplying the number of shares that would vest by $66.46.
The estimated value of Stock Awards held by the NEOs that would vest in connection with termination of each executive’s employment by the Company without cause or by the executive for good reason would be as follows:

Name	Stephanie L. Ferris	James Kehoe	Robert Toohey	Caroline Tsai
Estimated Value	$45,407,466	$15,070,536	$1,150,356	$10,730,499
The estimated value of Stock Awards held by the NEOs that would vest in connection with termination of each executive’s employment due to death or disability would be as follows:

Name	Stephanie L. Ferris	James Kehoe	Robert Toohey	Caroline Tsai
Estimated Value	$45,407,466	$15,070,536	$5,421,076	$10,730,499
The estimated value of Stock Awards held by the NEOs that would vest in connection with termination by the Company of each executive’s employment within two years after a change in control (or in the case of Mses. Ferris and Tsai and Mr. Kehoe, if the
Company gave them notice of an intention not to renew their employment agreements within one year (in the case of Mr. Kehoe or Ms. Tsai) or two years (in the case of Ms. Ferris) following a change of control) would be as follows:

Name	Stephanie L. Ferris	James Kehoe	Robert Toohey	Caroline Tsai
Estimated Value	$45,407,466	$15,070,536	$2,590,013	$10,730,499

82	FIS Global
Executive Compensation
Compensation Risk Assessment
As part of the annual compensation risk assessment, the Company reviewed the various design elements of the
Company’s 2025 compensation program to determine whether any of its aspects encourage excessive or inappropriate risk-taking. The scope of this review included aspects of executive compensation, as well as consideration of the items of our compensation policies and practices that affect all employees. Meridian assisted with this assessment. Such evaluation concluded that the Company’s 2025 compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
CEO Pay Ratio
Our CEO pay ratio was calculated in compliance with the requirements set forth in Item 402(u) of Regulation S-K. We identified the median employee using our employee population as of October 1, 2025. To identify the median employee, we applied our consistently applied compensation measure across the identified populations. Our consistently applied compensation measure is the compensation provided to employees that is considered taxable wages in the country in which the employee is employed, and this definition was applied consistently within each country for the fiscal year 2025.
We then calculated the median employee’s compensation for the fiscal year 2025 in the same manner as the NEOs in the
2025 Summary Compensation Table.
For fiscal year 2025, our median employee compensation was $44,229. The total compensation of Ms. Ferris, our chief executive officer, as reported in the Total column of the 2025 Summary Compensation Table was $22,928,412. The ratio of the annual total compensation of our CEO to that of our median employee is approximately 518:1.
Our CEO pay ratio is influenced by the countries in which we have employees. Of our employee population on the measurement date, a substantial portion of our employees are in locations where wages are significantly lower than other locations in which we operate, including the United States where our executive offices are located.
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, the following table sets forth information regarding the Company’s performance and the “compensation actually paid” (or CAP) to our NEOs as calculated in accordance with SEC disclosure rules. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with its financial and operational performance, refer to the Compensation Discussion and Analysis section.

							Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO#1(b)(1) (1)	Summary Compensation Table Total for PEO#2(b)(2) (2)	Compensation Actually Paid to PEO#1(c)(1) (3)	Compensation Actually Paid to PEO#2(c)(2) (4)	Average Summary Compensation Table Total for Non-PEO NEOs (d)	Average Compensation Actually Paid to Non-PEO NEOs (e)(10)	Total Shareholder Return (f)(11)	Peer Group Total Shareholder Return(g) (12)	Net Income (in millions)(h) (13)	Revenue Metric Used for Annual Incentive Program (in millions) (i) (14)
2025(5)		$22,928,412	n/a	$21,626,368	$6,241,511	$4,927,839	$52.55	$104.70	$382	$10,546
2024(6)	n/a	$21,243,485	n/a	$33,854,155	$7,134,815	$10,873,143	$62.42	$101.49	$1,450	$10,101
2023(7)	n/a	$19,433,742	n/a	$14,340,414	$6,589,111	$5,523,077	$45.47	$95.12	$(6,655)	$14,581
2022(8)	$45,321,374	$15,830,864	$19,650,428	$3,210,304	$8,545,905	$2,582,104	$49.63	$80.48	$(16,752)	$14,817
2021(9)	$25,023,771	n/a	$(110,502)	n/a	$10,257,289	$2,697,249	$78.10	$96.46	$417	$13,843
(1)Gary A. Norcross departed the Company as CEO effective December 16, 2022.
(2)Reflects compensation amounts reported in the 2025, 2024, 2023 and 2022 Summary Compensation Table for Ms. Ferris, our current CEO effective
December 16, 2022.
(3)“Compensation Actually Paid” to Mr. Norcross in each of 2022 and 2021 reflects the respective amounts set forth in column (b)(1) of the table above, adjusted as set forth in the table below as determined in accordance with the applicable SEC rules.
(4)“Compensation Actually Paid” to Ms. Ferris in each of 2025, 2024, 2023 and 2022 reflects the respective amounts set forth in column (b)(2) of the table above, adjusted as set forth in the table below as determined in accordance with the applicable SEC rules.

2026 Proxy Statement	83
Executive Compensation

Year	2021	2022	2022	2023	2024	2025
PEO	Gary A. Norcross	Gary A. Norcross	Stephanie L. Ferris	Stephanie L. Ferris	Stephanie L. Ferris	Stephanie L. Ferris
Summary Compensation Table (SCT) Total ($)	25,023,771	45,321,374	15,830,864	19,433,742	21,243,485	22,928,412
Deduct: Amounts Reported under the “Stock Awards” Column in the SCT ($)	(14,339,482)	(30,599,876)	(12,922,017)	(9,005,347)	(17,571,281)	(18,741,367)
Deduct: Amounts Reported under the “Option Awards” Column in the SCT ($)	(4,250,002)	–	(1,999,990)	(6,479,998)	–	–
Increase: Fair Value of Awards Granted during the year that remain Outstanding and Unvested as of year-end ($)	13,333,489	–	7,191,400	14,036,961	21,316,738	17,985,466
Increase: Fair Value of Awards Granted during the year that Vested during the year ($)	–	14,537,377	–	–	–	–
Increase/deduct: Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of year-end ($)(a)	(13,943,099)	–	(3,327,604)	(2,282,258)	7,224,427	1,615,798
Increase/deduct: Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year ($)	439,855	(9,231,661)	–	(55,507)	1,640,786	(2,161,941)
Deduct: Fair Value of Awards Granted Prior to year that were Forfeited during year ($)	(6,375,034)	(376,786)	(1,562,349)	(1,307,179)	–	–
Compensation Actually Paid ($)	(110,502)	19,650,428	3,210,304	14,340,414	33,854,155	21,626,368
(a)Categories with no values are excluded from the table above, which include: deduction for change in the actuarial present values, increase for service cost for pension plans, increase for prior service cost for pension plans, increase based upon incremental fair value of awards modified during year, and increase based on dividends or other earnings paid during year prior to the vesting date of an award. The fair value of the stock options was determined using the Black-Scholes option pricing model. Adjustments have been made using stock option fair values as of each measurement date using the stock price, term, volatility, dividend yield, and risk-free rate as of the measurement date.
The fair value of performance stock units with market condition was determined using the Monte Carlo model. The fair value of the performance stock units without market condition was determined using the stock price at each measurement date and is based on (i) actual achievement of performance conditions for performance period completed or (ii) probable outcome of performance conditions as of each measurement date for performance periods not completed. For the fair value of time-vested restricted stock units, grant date fair values are based on stock price as of each measurement date. The fair value calculation used herein is consistent with the fair value methodology used to account for share-based payments in our financial statements.
(5)2025 reflects the average compensation information for Messrs. Kehoe, Bhathena and Toohey and Ms. Tsai.
(6)2024 reflects the average compensation information for Mses. Tsai and Williams, Messrs. Kehoe and Bhathena.
(7)2023 reflects the average compensation information for Mses. Tsai and Williams, Messrs. Gileadi, Hoag and Kehoe.
(8)2022 reflects the average compensation information for Mses. Tsai and Williams, Messrs. Gileadi, Hoag and Woodall.
(9)2021 reflects the average compensation information for Ms. Ferris, Messrs. Boyd, Lowthers, Ramji and Woodall.
(10)“Average Compensation Actually Paid” to the Non-PEO NEOs listed above in each of 2025, 2024, 2023, 2022 and 2021 reflects the average amount set forth in column (d) of the table above, adjusted as set forth in the table below as determined in accordance with the applicable SEC rules.

84	FIS Global
Executive Compensation

Year Non-PEO NEO	2021 Average	2022 Average	2023 Average	2024 Average	2025 Average
	(9)	(8)	(7)	(6)	(5)
SCT Total ($)	10,257,289	8,545,905	6,589,111	7,134,815	6,241,511
Deduct: Amounts Reported under the “Stock Awards” Column in SCT Total ($)	(3,948,192)	(5,423,849)	(3,534,107)	(4,768,787)	(4,297,198)
Deduct: Amounts Reported under the “Option Awards” Column in SCT Total ($)	(1,138,876)	(829,998)	(936,002)	–	–
Increase: Fair Value of Awards Granted during the year that remain Outstanding and Unvested as of year-end ($)	3,761,408	2,868,422	4,422,045	5,908,305	4,123,906
Increase: Fair Value of Awards Granted during the year that Vested during year ($)	–	126,369	–	–	–
Increase/deduct: Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of year-end ($)(a)	(3,579,308)	(1,113,287)	(584,867)	1,881,119	(521,214)
Increase/deduct: Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year ($)	(15,284)	(598,284)	(82,400)	717,691	(619,166)
Deduct: Fair Value of Awards Granted Prior to year that were Forfeited during year ($)	(2,639,788)	(993,174)	(350,703)	–	–
Compensation Actually Paid ($)	2,697,249	2,582,104	5,523,077	10,873,143	4,927,839
(a)Categories with no values are excluded from the table above, which include: deduction for change in the actuarial present values, increase for service cost for pension plans, increase based upon incremental fair value of awards modified during year, and increase based on dividends or other earnings paid during year prior to the vesting date of an award. The fair value of the stock options was determined using the Black-Scholes option pricing model. Adjustments have been made using stock option fair values as of each measurement date using the stock price, term, volatility, dividend yield, and risk-free rate as of the measurement date. The fair value of performance stock units with market condition was determined using the Monte Carlo model. The fair value of the performance stock units without market condition was determined using stock price at each measurement date and is based on (i) actual achievement of performance conditions for performance period completed or (ii) probable outcome of performance conditions as of each measurement date for performance periods not completed. For the fair value of time-vested restricted stock units, grant date fair values are based on stock price as of each measurement date. The fair value calculation used herein is consistent with the fair value methodology used to account for share-based payments in our financial statements.
(11)For the relevant fiscal year, represents the cumulative TSR of FIS including reinvestment of dividends for the measurement periods beginning on
December 31, 2020 and ending on December 31 of each year 2025, 2024, 2023, 2022 and 2021, respectively, assuming the value of the investment in our common stock was $100.
(12)For the relevant fiscal year, represents the cumulative TSR of the S&P Supercap Data Processing & Outsourced Services Index (the same industry index we use for purposes of the comparative total shareholder return graph in our Annual Report on Form 10-K for the year ended December 31, 2025)
including reinvestment of dividends.
(13)Reflects “Net Income” in the Company's Consolidated Income Statements included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025, 2024, 2023, 2022 and 2021.
(14)Company-selected Measure is the revenue metric used for the 2025 annual incentive program, which is based on GAAP revenue adjusted for the impact of foreign currency exchange rates and excludes the impact of acquisitions and divestitures. For years prior to 2024, the revenue metric is based on GAAP revenue as well as revenue from discontinued operations, adjusted for the impact of foreign currency exchange rates. This metric is an important measure of the growth of the Company, our ability to satisfy our customers and to gain new customers, and the effectiveness of our products and solutions.

2026 Proxy Statement	85
Executive Compensation
COMPENSATION ACTUALLY PAID VS. FIS AND PEER GROUP TSR

PEO #1	PEO #2	Avg. NEO	FIS TSR	Peer TSR
COMPENSATION ACTUALLY PAID VS. FIS NET INCOME

PEO #1	PEO #2	Avg. NEO	Net Income

86	FIS Global
Executive Compensation
COMPENSATION ACTUALLY PAID VS. FIS ADJUSTED REVENUE

PEO #1	PEO #2	Avg. NEO	Adj. Revenue
Performance Measures Used to Link Company Performance and Compensation Actually
Paid to the NEOs
The following is a list of financial performance measures, which in our assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the NEOs for 2025.
•Revenue metric used for annual cash incentive program
•EBITDA metric used for annual cash incentive program
•EPS metric used for annual cash incentive program
•Annual Adjusted Revenue Growth
•Annual Adjusted EPS Growth
•Relative total shareholder return
Intentionally Left Blank

88	FIS Global

2026 Proxy Statement	89

Proposal 3: Ratification of Independent Registered Public Accounting Firm

The Board recommends that the shareholders vote “FOR” the ratification of KPMG
LLP as the Company’s independent registered public accounting firm for 2026.

90	FIS Global
Proposal No. 3: Ratification of Independent Registered Public Accounting Firm
Ratification of KPMG as the Company’s Independent
Registered Public Accounting Firm
Although shareholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of KPMG to our shareholders for ratification. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our shareholders.
If our shareholders do not ratify the Audit Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
In choosing our independent registered public accounting firm, our Audit Committee conducts a comprehensive review of the qualifications of those individuals who will lead and serve on the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm. The review also includes matters required to be considered under the SEC rules on “Auditor Independence,” including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants.
Representatives of KPMG are expected to be present at the annual meeting. These representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Principal Accounting Fees and Services
The Audit Committee engaged KPMG to audit the consolidated financial statements of the Company for the 2025 fiscal year. For services rendered to us during or in connection with our fiscal years ended December 31, 2025 and 2024, we were billed the following fees by KPMG:

	2025	2024
Audit Fees(1)	$11,883,995	$12,253,934
Audit-Related Fees(2)	$337,434	$315,351
Tax Fees(3)	$2,385,629	$1,870,201
All Other Fees(4)	$275,207	$475,002
(1)Audit fees consisted of fees for the audits, registration statements and other filings related to the Company’s 2025 and 2024 financial statements, and audits of the Company’s subsidiaries required for regulatory reporting purposes, including billings for out-of-pocket expenses incurred.
(2)Audit-related fees in 2025 and 2024 consisted primarily of fees for various assurance reports.
(3)Tax fees in 2025 and 2024 consisted principally of fees for tax compliance, tax planning and tax advice.
(4)Other non-audit permitted services associated with various initiatives by the Company.
Approval of Accountants’ Services
In accordance with the requirements of the Sarbanes-Oxley Act of 2002, all audit and audit-related work and all non-audit work performed by KPMG is approved in advance by the Audit Committee. The Audit Committee has adopted policies and procedures for pre-approving work performed by KPMG. Specifically, the Audit Committee has pre-approved the use of
KPMG for specific types of services subject to maximum amounts set by the committee. Additionally, specific pre-approval authority is delegated to our Audit Committee chair, provided that the estimated fee for the proposed service does not exceed a pre-approved maximum amount set by the committee. Our Audit Committee chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Any other services are required to be pre-approved by the
Audit Committee.

2026 Proxy Statement	91
Report of the
Audit Committee
The purpose of the Audit Committee of the Board is primarily to provide independent review and oversight of the
Company’s accounting and financial reporting processes, financial statements, internal controls over financial reporting, audit processes and financial results of the Company’s operations. As set forth in the written charter of the Audit
Committee, management of the Company is responsible for the preparation and fair presentation of FIS’ financial statements and for maintaining effective internal control. Management is also responsible for assessing and maintaining the effectiveness of internal control over the financial reporting process and adopting procedures that are reasonably designed to assure compliance with accounting standards and applicable laws and regulations.
KPMG, the Company’s independent registered public accounting firm, is responsible for auditing FIS’ annual financial statements and expressing an opinion as to whether the statements are fairly stated in all material respects in conformity with U.S. generally accepted accounting principles and performs its responsibilities in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). KPMG is also responsible for expressing an opinion as to whether the Company maintained, in all material respects, effective internal control over financial reporting based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring
Organizations of the Treadway Commission. In performing our oversight function, the Audit Committee reviewed and discussed with management and KPMG the audited financial statements of FIS as of and for the year ended
December 31, 2025. Management and KPMG reported to us that the Company’s consolidated financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of FIS and its subsidiaries in conformity with U.S. generally accepted accounting principles. The Committee has also discussed with KPMG the matters required to be discussed under the applicable requirements of the PCAOB and the Securities and
Exchange Commission.
We have received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and have discussed with them their independence. In addition, we have considered whether KPMG’s provision of non-audit services to the
Company is compatible with their independence.
Finally, we discussed with FIS’ internal auditors and KPMG the overall scope and plans for their respective audits. We met with KPMG during each Audit Committee meeting. Our discussions with them included the results of their examinations, their evaluations of FIS’ internal controls and the overall quality of FIS’ financial reporting.
Management was present during the regular quarterly discussions with KPMG. In addition, the Audit Committee meets regularly with KPMG in executive session.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the
Board approved, that the audited financial statements referred to above be included in FIS’ Annual Report on Form 10-K for the year ended December 31, 2025, and that KPMG be appointed the independent registered public accounting firm for FIS for 2026.
Audit Committee
Nicole M. Anasenes (Chair)
Anil Chakravarthy
Kourtney K. Gibson
Lisa A. Hook

92	FIS Global
Security Ownership of Certain
Beneficial Owners, Directors and
Executive Officers
The number of our common shares beneficially owned by each individual or group is based upon information in documents filed by such person with the SEC, other publicly available information or information available to us. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of common stock beneficially owned by that shareholder. The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC.
Security Ownership of Certain Beneficial Owners
The following table sets forth information regarding beneficial ownership of our common stock by each shareholder who is known by the Company to beneficially own 5% or more of our common stock. The information reported is as of April 13,
2026, except as otherwise indicated in the footnotes to the table.

Name	Number of shares beneficially owned	Percent of class
The Vanguard Group(1)	69,379,555	13.4%
BlackRock, Inc.(2)	38,938,367	7.5%
Dodge & Cox(3)	49,113,297	9.5%
JPMorgan Chase & Co(4)	44,621,625	8.6%
Capital Research Global Investors(5)	28,350,357	5.5%
(1)According to a Schedule 13G/A filed on February 12, 2024, The Vanguard Group, Inc., a Pennsylvania corporation,100 Vanguard Blvd., Malvern, PA
19355, has sole power to vote 0 shares, sole power to dispose or direct disposition of 66,718,548 shares, shared power to vote 768,581 shares, and shared power to dispose of 2,661,007 shares. The Vanguard Group subsequently reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The
Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The
Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).
(2)According to a Schedule 13G/A filed on April 17, 2025, BlackRock, Inc., a Delaware corporation, 50 Hudson Yards, New York, New York 10001, has sole power to vote 35,066,792 shares and sole power to dispose or direct the disposition of 38,938,367 shares.
(3)According to a Schedule 13G/A filed on February 13, 2026, Dodge & Cox, a California corporation, 555 California Street, 40th Floor, San Francisco,
CA 94104, has sole power to vote 46,607,151 shares and sole power to dispose or direct disposition of 49,113,297 shares.
(4)According to a Schedule 13G/A filed on October 17, 2025, JPMorgan Chase & Co., a Delaware corporation, 383 Madison Avenue, New York, NY 10179, has sole power to vote 39,872,176 shares, sole power to dispose or direct disposition of 44,398,697 shares, shared power to vote 551,495 shares and shared power to dispose of 222,928 shares.
(5)According to a Schedule 13G filed on November 12, 2024, Capital Research Global Investors, a Delaware corporation, 333 South Hope Street, 55th Fl.,
Los Angeles, CA 90071, has sole power to vote 28,347,305 shares, sole power to dispose or direct disposition of 28,350,357.

2026 Proxy Statement	93
Security Ownership of Certain Beneficial Owners, Directors and Executive Officers
Security Ownership of Management and Directors
The following table sets forth information regarding beneficial ownership of our common stock as of April 13, 2026 by:
•each director and nominee for director;
•each of the NEOs as defined in Item 402(a)(3) of Regulation S-K promulgated by the SEC; and
•all of our current executive officers and directors as a group.
The information is not necessarily indicative of beneficial ownership for any other purpose.

Name	Number of shares owned(1)	Number of options(2)	Total	Percent of total outstanding
Nicole M. Anasenes	4,310	–	4,310	*
Mark D. Benjamin(3)	10,347	–	10,347	*
Firdaus Bhathena(4)	32,349	89,906	121,955	*
Anil Chakravarthy	1,697	–	1,697	*
Stephanie L. Ferris	284,058	645,650	929,708	*
Kourtney K. Gibson	4,103	–	4,103	*
Jeffrey A. Goldstein	33,788	–	33,788	*
Lisa A. Hook	22,379	–	22,379	*
James Kehoe	133,002	–	133,002	*
Kenneth T. Lamneck(5)	14,266	–	14,266	*
Gary L. Lauer	28,997	–	28,997	*
James B. Stallings Jr.(6)	27,063	–	27,063	*
Robert Toohey	16,676	–	16,676	*
Caroline Tsai	66,142	178,106	244,248	*
Directors and Officers (15 persons)(7)	603,092	823,756	1,426,848	*
*Represents less than 1% of our common stock.
(1)Includes time-based restricted stock units (RSUs) granted in 2025 that vest within 60 days after April 13, 2026 and vested RSUs for which settlement has been deferred under the director deferral plan for each director as follows: 2,652 shares for Ms. Anasenes,19,259 shares for Mr. Goldstein, 14,482 shares for Ms. Hook, and 14,482 shares for Mr. Lauer.
(2)Represents shares that are subject to stock options that are exercisable on April 13, 2026 or become exercisable within 60 days after April 13, 2026.
(3)On March 30, 2026, Mr. Benjamin informed FIS that he would not be standing for re-election at the 2026 annual meeting of shareholders.
(4)Mr. Bhathena resigned from employment at the Company effective March 20, 2026 and, as a result, forfeited his outstanding RSUs, PSUs and unvested options.
(5)Included in the amount are 2,269 shares held in trust.
(6)Included in the amount are 1,100 shares held in trust.
(7)None of the shares held by the current Directors and Officers have been pledged.

94	FIS Global
Securities Authorized for Issuance
Under Equity Compensation Plans
The following table provides information as of December 31, 2025 about our common stock that may be issued under our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)		Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(3)
Equity compensation plans approved by security holders	$8,337,686		$98.84	$23,550,324
Equity compensation plan not approved by security holders	$1,585,989	(4)	$113.63	$—
Total	$9,923,675		$103.71	$23,550,324
(1)Reflects the following outstanding equity-based awards:
•4,790,237 stock options;
•3,449,264 restricted stock units; and
•1,684,174 performance stock units.
(2)Weighted-average exercise price excludes restricted stock, restricted stock units, performance shares and performance stock units, as they do not have exercise prices.
(3)As of December 31, 2025, in addition to being available for issuance pursuant to the exercise of options, warrants or rights, the 23,550,324 shares under the Fidelity National Information Services, Inc. 2022 Omnibus Incentive Plan, which we refer to as the 2022 Omnibus Plan, were also available for issuance in the form of restricted stock, restricted stock units, performance shares, performance stock units, or other stock-based awards.
(4)Includes 889,688 outstanding stock options, restricted stock units and target performance stock units granted with respect to shares that were added to the Company's existing omnibus incentive plan in connection with the SunGard acquisition in 2015 and 687,728 outstanding stock options, restricted stock units and target performance stock units that were granted with respect to shares that were added to the Company’s existing omnibus incentive plan in connection with the Worldpay acquisition in 2019. In accordance with NYSE rules, no shareholder approval was required for the listing of these shares. No further shares that were assumed from the SunGard and Worldpay plans are available to grant.
Delinquent Section 16(a) Reports
Section 16 of the Exchange Act requires the Company’s executive officers and directors to file reports of their ownership, and changes in ownership, of the Company’s common stock with the SEC. The Company is required to report in this proxy statement any failure of its directors and executive officers to file by the relevant due date any reports required to be filed pursuant to Section 16 during fiscal year 2025. To the Company’s knowledge, based upon the reports filed and written representations regarding reports required during the fiscal year ended
December 31, 2025, no director or executive officer of FIS failed to file reports required by Section 16(a) on a timely basis.

2026 Proxy Statement	95
Shareholder Nominations for Board
Membership and Other Proposals
A shareholder wishing to nominate any person for election as a director of FIS at the Annual Meeting of Shareholders to be held in 2027 must comply with Section 1.12 (Shareholder Proposals and Nominations) or Section 2.12 (Proxy Access)
of our Bylaws. Section 1.12 requires notice to FIS no earlier than November 29, 2026 and no later than December 29,
2026, accompanied by the information required by Section 1.12. Section 2.12(b) requires notice to FIS no earlier than
November 29, 2026, and no later than December 29, 2026, accompanied by the information required by Section 2.12. If the date of the Annual Meeting of Shareholders to be held in 2027 is changed to a date more than 30 days earlier or later than June 10, 2027, shareholders wishing to nominate any person for election as a director of FIS at the Annual Meeting of Shareholders to be held in 2027 must comply with the notice deadlines as calculated in Section 1.12(d) and 2.12(b).
In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended. Such notice must be provided to the Corporate Secretary of the Company at 347 Riverside Avenue, Jacksonville, Florida 32202,
no later than April 12, 2027, assuming that the 2026 Annual Meeting of Shareholders is held on schedule.
Any other proposal that a shareholder wishes to be considered for inclusion in the proxy and proxy statement relating to the
Annual Meeting of Shareholders to be held in 2027 pursuant to Rule 14a-8 must be received by the Company no later than
December 29, 2026. Any proposal that a shareholder wishes to bring before the 2027 Annual Meeting of Shareholders without inclusion of such proposal in the Company’s proxy materials must also be received by the Company no later than December 29,
2026. All proposals must comply with the applicable requirements or conditions established by the SEC and the Company’s
Bylaws, which require, among other things, certain information to be provided in connection with the submission of shareholder proposals. All proposals must be directed to the Corporate Secretary of the Company at 347 Riverside Avenue, Jacksonville,
Florida 32202. The persons designated by us as proxies in connection with the Annual Meeting of Shareholders will have discretionary voting authority with respect to any shareholder proposal for which the Company does not receive timely notice.
Shareholder Recommendations for Board Membership
The Board has adopted a policy with respect to the consideration of director candidates recommended by shareholders.
A candidate submission from a shareholder will be considered at any time if the following information is submitted to the Corporate Secretary of the Company:
•The recommending shareholder’s name and address, together with the number of shares, length of period held and proof of ownership;
•Name, age and address of candidate;
•Detailed resume of candidate, including education, occupation, employment and other current commitments;
•Description of arrangements or understandings between the recommending shareholder and the candidate;
•Statement describing the candidate’s reasons for seeking election to the Board and documenting the candidate’s satisfaction of qualifications articulated by the Board;
•A signed statement from the candidate, confirming willingness to serve and lack of conflict of interest with the
Company; and
•If the recommending shareholder has been a beneficial holder of more than 5% of the Company’s stock for more than a year, then it must consent to additional public disclosures by the Company with regard to the nomination.
The Corporate Secretary will promptly forward complying nominee recommendation submissions to the Chair of the Corporate
Governance, Nominating and Sustainability Committee. The Corporate Governance, Nominating and Sustainability Committee
will apply the same criteria in evaluating candidates nominated by shareholders as in evaluating candidates recommended by other sources.

96	FIS Global
Shareholder Nominations for Board Membership and Other Proposals
In addition, nominations of individuals for election to our Board at any meeting of shareholders at which directors are to be elected may be made by any of our shareholders entitled to vote for the election at that meeting by complying with the procedures set forth in Section 1.12 or Section 2.12 of our Bylaws. Section 2.12 sets the Proxy Access rights of our shareholders. It provides that a shareholder, or a group of up to twenty (20) shareholders, who have held at least 3% of the total outstanding shares of the Company continuously for three years or more may nominate and include in our proxy materials up to the greater of two (2) directors or twenty percent (20%) of the current Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in Section 2.12. For information regarding the deadlines for submitting nomination notices pursuant to Section 1.12 or Section 2.12 of our Bylaws, see “Shareholder
Nominations for Board Membership and Other Proposals” on page 95 of this proxy statement.
Other Matters
The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the enclosed proxy card confers discretionary authority on the persons named in the enclosed proxy card to vote as they deem appropriate on such matters. It is the intention of the persons named in the enclosed proxy card to vote the shares in accordance with their best judgment.
Available Information
The Company files Annual Reports on Form 10-K with the SEC. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (except for certain exhibits thereto), including our audited financial statements, may be obtained, free of charge, upon written request by any shareholder to Fidelity National Information Services, Inc., 347 Riverside
Avenue, Jacksonville, Florida 32202, Attention: Investor Relations. Copies of all exhibits to the Annual Report on Form 10-K are available upon a similar request, subject to reimbursing us for our expenses in supplying any exhibit.
Frequently Asked Questions
Your shares can be voted at the annual meeting only if you vote by proxy or if you are present and vote online at the meeting.
Even if you expect to attend the annual meeting, please vote by proxy to ensure that your shares will be represented.
Why Did I Receive these Materials?
We are providing you with a Notice of Internet Availability of Proxy Materials and access to these proxy materials, which include this proxy statement, a proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2025, because you were a shareholder of the Company at the close of business on April 13, 2026 (the “record date”); therefore, you are entitled to vote at the annual meeting. This proxy statement contains information about the matters to be voted on at the annual meeting and the voting process, as well as information about the Company’s directors and executive officers.

2026 Proxy Statement	97
Frequently Asked Questions
Why Did I Receive a One-Page Notice (the “E-Proxy
Notice’’) in the Mail Regarding the Internet Availability
of Proxy Materials, Instead of a Full Printed Set of
Proxy Materials?
As permitted by SEC rules, instead of mailing a printed copy of our proxy materials to each shareholder of record, we generally furnish proxy materials via the Internet. Unless you have previously signed up to receive your materials in paper, you will receive a document entitled Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) and will not receive a printed copy of the proxy materials or the annual report to shareholders, unless you specifically request them.
The E-Proxy Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials, including our annual report to shareholders, online.
Instructions for requesting printed proxy materials are included in the E-Proxy Notice. E-Proxy Notices are distributed by mail, unless you previously signed up to receive your proxy materials electronically, in which case it will be sent to the last email address you provided to us. If you previously notified us of your election to receive all proxy materials in printed format, then we will send you a full set of printed proxy materials, including our annual report to shareholders, rather than an E-Proxy Notice. E-Proxy Notices or full sets of printed proxy materials will be distributed on or about April 28, 2026
If you previously elected to receive your proxy materials in printed format, but would like to receive an E-Proxy Notice and use the
Internet to access proxy materials in the future, please visit www.proxyvote.com and click on “Delivery Settings.” This would significantly reduce our printing and postage costs and eliminate bulky paper documents from your personal files.
Who is Entitled to Vote?
All record holders of FIS common stock as of the close of business on April 13, 2026, are entitled to vote. On that day,
516,869,179 shares were issued, outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the annual meeting.
What Shares are Covered by the Proxy Card?
The proxy card covers all shares held by you of record, that is, all shares registered in your name.
What if I Am A Beneficial Holder Rather than an Owner
of Record?
If you hold your shares through a broker, bank, or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.
How Do I Participate in the Virtual Annual Meeting?
To participate in the Annual Meeting, visit the following website: www.virtualshareholdermeeting.com/FIS2026. You will need the 16-digit control number included on the E-Proxy Notice, proxy card or voting instruction form, as applicable. The annual meeting will begin promptly at 10:00 a.m. (ET). Online check-in will begin at 9:45 a.m. (ET). Please allow ample time for the online check-in procedures. If you have difficulty accessing the virtual annual meeting, please call the technical support number that will be posted on the virtual annual meeting log-in page for assistance.
This year’s shareholders question and answer session will include questions submitted live during the annual meeting.
Questions may be submitted during the annual meeting by following the instructions available on the virtual meeting website. We expect to respond to questions during the annual meeting and may also respond to questions on an individual basis or by posting answers on our Investor Relations website after the meeting.
Questions submitted must comply with the rules of conduct for the meeting, which will be available to shareholders on the virtual meeting website. We reserve the right to exclude questions regarding topics that are not pertinent to the meeting, the Company, or that are not compliant with the rules of conduct for the meeting.

98	FIS Global
Frequently Asked Questions
How Do I Vote?
1.At the annual meeting. You may vote your shares electronically during the virtual annual meeting, whether you are a shareholder of record or a beneficial owner, by visiting the website www.virtualshareholdermeeting.com/FIS2026; or
2.By proxy. There are three ways to vote by proxy:
a.by internet, using a unique password printed on your proxy card and following the instructions on the proxy card;
b.by mail, using the enclosed proxy card and return envelope; or
c.by telephone, using the telephone number printed on the proxy card and following the instructions on the proxy card.
Even if you expect to attend the annual meeting, please vote by proxy to ensure that your shares will be represented.
What Does it Mean to Vote By Proxy?
It means that you authorize someone else to vote your shares in accordance with your instructions. In this case, we are asking you to give your proxy to our Chief Executive Officer, Chief Financial Officer and Corporate Secretary, who are
sometimes referred to as the “proxy holders.” By giving your proxy to the proxy holders, you assure that your vote will be counted even if you are unable to attend the annual meeting. If you give your proxy but do not include specific instructions on how to vote on a particular proposal described in this proxy statement, the proxy holders will vote your shares in accordance with the recommendation of the Board for such proposal.
What Happens if Other Matters are Raised at the Meeting?
Although we are not aware of any matters to be presented at the annual meeting other than those contained in the Notice of Annual Meeting, if other matters are properly raised at the meeting in accordance with the procedures specified in the corporate Bylaws, all proxies given to the proxy holders will be voted in accordance with their best judgment.
What If I Submit a Proxy And Later Change My Mind?
If you submit your proxy and later wish to revoke it, you may do so by doing one of the following:
(i)giving written notice to the Corporate Secretary prior to the virtual annual meeting;
(ii)timely submitting another proxy bearing a later date (in any of the permitted forms) prior to the virtual annual meeting; or
(iii)logging in and casting a ballot at the virtual annual meeting.
Who Will Count the Votes?
Broadridge Financial Solutions, Inc. will serve as proxy tabulator and count the votes, and the results will be certified by the inspector of election.
How Many Votes Must Each Proposal Receive to be Adopted?
The following votes must be received:
For Proposal No. 1, regarding the election of directors, to be elected, each of the director nominees named in this proxy statement must receive more votes cast “for” such nominee’s election than votes cast “against” such nominee’s election. If a nominee who currently is serving as a director does not receive the required vote for election or re-election, Georgia law provides that such director will continue to serve on the Board as a “holdover” director. However, pursuant to FIS’ Majority
Voting Policy, in that situation, our Corporate Governance, Nominating and Sustainability Committee would promptly make a recommendation to the Board about whether to accept or reject the resignation of the “holdover” director and the Board would then take action on the recommendation no later than 180 days following the date of the election.

2026 Proxy Statement	99
Frequently Asked Questions
For Proposal No. 2, regarding a non-binding advisory vote on the compensation paid to our NEOs, under Georgia law, the action will be approved (on a non-binding advisory basis) if a quorum exists and the shares present or represented by proxy and entitled to vote favoring the action exceed the shares present or represented by proxy opposing the action.
For Proposal No. 3, regarding the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, under Georgia law the action will be approved if a quorum exists and the shares present or represented by proxy and entitled to vote favoring the action exceed the shares present or represented by proxy opposing the action.
What Constitutes a Quorum?
A quorum is present if a majority of the outstanding shares of common stock entitled to vote is represented at the virtual annual meeting either online or by proxy. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.
What are Broker Non-Votes and What Effect Will They Have?
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the NYSE, such as the ratification of the appointment of the independent registered public accounting firm (Proposal No. 3). On non-routine matters, such as Proposals No. 1 and 2, nominees cannot vote unless they receive voting instructions from beneficial owners, resulting in so called “broker non-
votes.” Accordingly, with respect to Proposals No. 1 and 2, broker non-votes will not affect the outcome of the vote.
Please be sure to give specific voting instructions to your broker, so that your vote can be counted.
What Effect Does an Abstention Have?
With respect to each proposal, abstentions will not be included in vote totals and will not affect the outcome of the vote.
Who Pays the Cost of Soliciting Proxies?
The Company pays the cost of the solicitation of proxies, including preparing and mailing the Notice of Annual Meeting of
Shareholders, this proxy statement and the proxy card. Following the mailing of this proxy statement, directors, officers and employees of the Company may solicit proxies by telephone, email or other personal contact. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians who are holders of record of shares of common stock will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Company for their charges and expenses in connection therewith at customary and reasonable rates. In addition, the Company has retained Georgeson LLC to assist in the solicitation of proxies for an estimated fee of $20,500, plus reimbursement of expenses.
What If I Share a Household with Another Shareholder?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Annual Report and proxy statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings. If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of our Annual Reports and/or proxy statements, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the Annual Report or proxy statement for your household, please contact our transfer agent, Computershare (in writing: P.O. Box 43006, Providence, RI 02940-3006;
or by telephone: (800) 568-3476). If you participate in householding and wish to receive a separate copy of the 2025 Annual
Report or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of future Annual Reports and/or proxy statements, please contact Computershare as indicated above. Beneficial shareholders can request information about householding from their banks, brokers or other holders of record. The Company hereby undertakes to deliver promptly upon written or oral request, a separate copy of the Annual Report to shareholders, or proxy statement, as applicable, to a Company shareholder at a shared address to which a single copy of the document was delivered.

100	FIS Global
Frequently Asked Questions
The Annual Report is also available on the Investor Relations page of our website at www.fisglobal.com or on the SEC’s website at www.sec.gov/edgar. The content on our website does not constitute a part of this proxy statement.
Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the meaning of the U.S. federal securities laws.
Statements that are not historical facts, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. Forward-looking statements include statements about anticipated financial outcomes, including any earnings outlook or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of the Company, the
Company's sales pipeline and anticipated profitability and growth, plans, strategies and objectives for future operations, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the future impacts of the recently completed acquisition of the Issuer
Solutions Business, which has been rebranded as FIS Total Issuing Solutions. These statements may be identified by words such as "expect," "anticipate," "intend," "plan," "believe," "will," "should," "could," "would," "project," "continue,"
"likely," and similar expressions, and include statements reflecting future results or outlook, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs as well as assumptions made by, and information currently available to, management.
Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation:
•changes in general economic, business and political conditions, a recession, intensified or expanded international hostilities, acts of terrorism, fluctuation in rates of inflation or interest, effects of announced or future tariff increases and any resulting regulatory changes in global trade relations and changes in consumer or business confidence;
•changes in either or both the United States and international lending, capital and financial markets or currency fluctuations;
•the risk that acquired businesses, including FIS Total Issuing™ Solutions, will not be integrated successfully, will not provide the expected benefits, or that the integration will be more costly or more time-consuming and complex than anticipated;
•the risk that cost savings and synergies anticipated to be realized from acquisitions, including the Issuer Solutions
Acquisition, may not be fully realized or may take longer to realize than expected or that costs may be greater than anticipated;
•the risks of doing business internationally;
•the effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy, data protection, cybersecurity, cyber resilience and AI laws and regulations;
•our ability to comply with climate change legal and regulatory requirements and to maintain practices that meet our stakeholders' evolving expectations;
•the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;
•changes in the growth rates of the markets for our solutions;
•the amount, declaration and payment of future dividends is at the discretion of our Board of Directors and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board of Directors, including legal and contractual restrictions;
•the amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board of Directors and management;
•failures to adapt our solutions to changes in technology or in the marketplace;

2026 Proxy Statement	101
Frequently Asked Questions
•internal or external security or privacy breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;
•the risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers;
•the risk that partners and third parties may fail to satisfy their legal obligations to us;
•risks associated with managing pension cost, cybersecurity issues, IT outages experienced;
•our ability to navigate the opportunities and risks associated with using and/or incorporating AI technologies into our business;
•the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters;
•competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers;
•the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers;
•an operational or natural disaster at one of our major operations centers;
•failure to comply with applicable requirements of payment networks or changes in those requirements;
•fraud by bad actors; and
•Other risks detailed elsewhere in the “Risk Factors” section and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in our other filings with the SEC.
Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

102	FIS Global
Appendix A
Reconciliations of Non-GAAP Financial Measures
1. Adjusted Revenue Growth

	Year Ended December 31, 2025			Year Ended December 31, 2024
($ in Millions)	Revenue	FX	Constant Currency Revenue	Revenue	Adjusted Growth(1)
Consolidated FIS	$10,677	$(35)	$10,641	$10,127
Corporate and Other	196	–	195	256
Adjusted Revenue	$10,481	$(35)	$10,446	$9,871	5.8%

Amounts in table may not sum or calculate due to rounding.
(1) Adjusted growth adjusts for the effects of exchange rate fluctuations and excludes Corporate and Other, which includes certain non-strategic businesses.
2. Adjusted EBITDA

Year Ended December 31,
($ in Millions)	2025
Net earnings (loss) attributable to FIS from continuing operations	$382
Provision (benefit) for income taxes	265
Interest expense, net	367
Equity method investment (earnings) loss, net of taxes	526
Other, net	201
Operating income (loss), as reported	1,741
Depreciation and amortization, excluding purchase accounting amortization	1,215
Non-GAAP adjustments:
Purchase accounting amortization(1)	668
Acquisition, integration and other costs(2)	689
Asset impairments(3)	18
Adjusted EBITDA from continuing operations	4,331

See notes under schedule 3 (Adjusted Net Earnings and Adjusted EPS) below.

2026 Proxy Statement	103
Appendix A
3. Adjusted Net Earnings and Adjusted EPS

Year Ended December 31,
($ in Millions)	2025
Earnings (loss) attributable to FIS from continuing operations	$382
Equity method investment (earnings) loss, net of tax	526
Earnings (loss) attributable to FIS from continuing operations, excluding equity method investment earnings (loss)	908
Non-GAAP adjustments from continuing operations:
Purchase accounting amortization (1)	668
Acquisition, integration and other costs (2)	709
Asset impairments (3)	18
Non-operating (income) expense (4)	198
Non-GAAP tax (provision) benefit (5)	(39)
Total non-GAAP adjustments from continuing operations	1,554
Adjusted net earnings attributable to FIS from continuing operations, excluding equity method investment earnings (loss)	2,462
Equity method investment earnings (loss), net of tax (6)	(526)
Non-GAAP adjustments on equity method investment earnings (loss), net of related (provision) benefit for income taxes (6) (7)	1,087
Adjusted equity method investment (earnings) loss (6)	561
Adjusted net earnings attributable to FIS from continuing operations	$3,023

Year Ended December 31,
($ per share; weighted average shares outstanding in millions)	2025
Earnings (loss) attributable to FIS from continuing operations	$0.73
Equity method investment (earnings) loss, net of tax	1.00
Earnings (loss) attributable to FIS from continuing operations, excluding equity method investment earnings (loss)	1.73
Non-GAAP adjustments from continuing operations:
Purchase accounting amortization (1)	1.27
Acquisition, integration and other costs (2)	1.35
Asset impairments (3)	0.03
Non-operating (income) expense (4)	0.38
Non-GAAP tax (provision) benefit (5)	(0.07)
Total non-GAAP adjustments from continuing operations	2.96
Adjusted net earnings attributable to FIS from continuing operations, excluding equity method investment earnings (loss)	4.69
Equity method investment earnings (loss), net of tax (6)	(1.00)
Non-GAAP adjustments on equity method investment earnings (loss), net of related (provision) benefit for income taxes (6) (7)	2.07
Adjusted equity method investment (earnings) loss (6)	1.07
Adjusted net earnings attributable to FIS from continuing operations	$5.75
Weighted average shares outstanding diluted	525
Amounts in table may not sum or calculate due to rounding.
(1)This item represents purchase price amortization expense on all intangible assets acquired through various Company acquisitions, including customer relationships, contract value, technology assets, trademarks and trade names. The Company has excluded the impact of purchase price amortization expense as such amounts can be significantly impacted by the timing and/or size of acquisitions. Although the Company excludes these amounts from its non-GAAP expenses, the Company believes that it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of assets that relate to past acquisitions will recur in future periods until such assets have been fully amortized. Any future acquisitions may result in the amortization of future assets.

104	FIS Global
Appendix A
(2)This item represents costs comprised of the following:

Year Ended December 31,
($ in Millions)	2025
Continuing operations:
Acquisition and integration	$136
Enterprise transformation, including Future Forward and platform modernization	157
Severance and other termination expenses	247
Separation of the Worldpay Merchant Solutions business	54
Incremental stock compensation directly attributable to specific programs	33
Other, including divestiture-related expenses and enterprise cost control and other initiatives	62
Subtotal	689
Financing fees - Issuer Solutions acquisition (a)	20
Total	$709

(a)This item represents bridge facility fees incurred to secure funding for the pending Issuer Solutions business acquisition from Global Payments.
These fees are recorded as a component of Interest expense, net on our consolidated statements of earnings (loss). Accordingly, this item is included in Acquisition, integration and other costs for purposes of calculating Adjusted net earnings but not Adjusted EBITDA.
(3)There were no material impairments during the year ended December 31, 2025.
(4)Non-operating (income) expense primarily consists of other income and expense items outside of the Company's operating activities, including fair value adjustments on certain non-operating assets and liabilities and foreign currency transaction remeasurement gains and losses. For the year ended
December 31, 2025, earnings from continuing operations also includes a $108 million write down, triggered by the agreement to sell our remaining equity interest in Worldpay, of the contingent consideration included as part of the 2024 sale of a 55% ownership interest in its Worldpay Merchant
Solutions business.
(5)This adjustment is based on an average adjusted effective tax rate of 11% for the annual period ended December 31, 2025, which reflects adjustments to our GAAP effective tax rate to take into account primarily certain cash tax benefits from our equity method investment in Worldpay.
(6)FIS completed the separation of Worldpay on January 31, 2024, retaining a non-controlling 45% ownership interest that is recorded under the equity method of accounting, net of investor-level tax. FIS' share of Worldpay's results under the equity method of accounting reflects activity beginning on
February 1, 2024. Our investor-level tax benefit (expense) was $(307) million for the year ended December 31, 2025. Our investor-level taxes for the year ended December 31, 2025 include the impact of remeasurements of deferred tax liabilities and valuation allowances on our U.S. capital loss carryforward.
(7)This item represents FIS' proportionate share of Worldpay's non-GAAP adjustments on its earnings (loss) consistent with FIS' non-GAAP measures and is comprised of the following:

Year Ended December 31,
($ in Millions)	2025
FIS' share of Worldpay:
Purchase accounting amortization	$632
Acquisition, integration and other costs (a)	153
Non-operating (income) expense	38
Non-GAAP tax (provision) benefit	264
Non-GAAP adjustments on equity method investment earnings (loss), net of related (provision) benefit for income taxes	$1,087

Amounts in table may not sum due to rounding.
(a)Worldpay acquisition, integration, and other costs for the year ended December 31, 2025 consist primarily of transaction and transition costs related to the separation from FIS.

2026 Proxy Statement	105
Appendix A
4. Adjusted Free Cash Flow and Adjusted Free Cash Flow Conversion

Year Ended December 31,
($ in Millions)	2025
Net cash provided by operating activities	$2,608
Capital expenditures	(989)
Free cash flow	1,619
Non-GAAP adjustments:
Acquisition, integration and other payments (1)	562
Settlement activity	(14)
Adjusted free cash flow	$2,167

(1)Adjusted free cash flow for the year ended December 31, 2025 excludes cash payments for certain acquisition, integration and other costs (see note 2 in schedule 3 above), net of related tax impact. The related tax impact totaled $69 million for year ended December 31, 2025.
Adjusted free cash flow conversion is calculated as Adjusted free cash flow divided by Adjusted net earnings, excluding the contribution from our equity method investment earnings (loss) from Worldpay.

888.323.0310
moreinformation@fisglobal.com
www.fisglobal.com

©2026 FIS FIS® and any associated brand names/logos are the trademarks of FIS and/or its affiliates. All other trademarks are the property of their respective owners.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
347 RIVERSIDE AVENUE
JACKSONVILLE, FL 32202

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 9, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FIS2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85844-P48512

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIDELITY NATIONAL INFORMATION SERVICES, INC.

The Board of Directors recommends you vote FOR the election of each director nominee in proposal 1.

1. Election of Directors.

Nominees:	For	Against	Abstain
1a. Nicole M. Anasenes	☐	☐	☐
1b. Anil Chakravarthy	☐	☐	☐
1c. Stephanie L. Ferris	☐	☐	☐
1d. Kourtney K. Gibson	☐	☐	☐
1e. Jeffrey A. Goldstein	☐	☐	☐
1f. Lisa A. Hook	☐	☐	☐
1g. Kenneth T. Lamneck	☐	☐	☐
1h. Gary L. Lauer	☐	☐	☐
1i. James B. Stallings, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐
3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V85845-P48512

FIDELITY NATIONAL INFORMATION SERVICES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 10, 2026

The undersigned hereby appoints Stephanie L. Ferris, James Kehoe and Caroline Tsai, and each of them, as Proxies, each with the full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Fidelity National Information Services, Inc. held of record by the undersigned as of April 13, 2026 at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time, virtually at www.virtualshareholdermeeting.com/FIS2026, on June 10, 2026, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3.

Continued and to be signed on reverse side